Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT dated as of June 15, 2018 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 6, 2015 (as heretofore amended, the “Credit Agreement”), among THE KRAFT HEINZ COMPANY, a Delaware corporation (“Kraft Heinz”), KRAFT HEINZ FOODS COMPANY, a Pennsylvania limited liability company (the “Parent Borrower”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and J.P. MORGAN EUROPE LIMITED, as London agent.

WHEREAS, Kraft Heinz, the Parent Borrower, the Lenders party hereto, the Issuing Banks party hereto, the Administrative Agent and the London Agent desire to amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used and not otherwise defined herein, including in these recitals, have the meanings set forth in the Credit Agreement as amended hereby.

SECTION 2. Amendments to Credit Agreement as of the Second Amendment Effective Date.

(a) The Credit Agreement (excluding, except as set forth below, all Schedules and Exhibits thereto, each of which shall remain as in effect immediately prior to the Second Amendment Effective Date (as defined below)) is hereby amended by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: single-underlined text or single-underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) in Exhibit A hereto.

(b) The Credit Agreement is further amended by inserting new Exhibits A-4 and G in the form of Exhibits A-4 and G hereto.

(c) Schedule I to the Credit Agreement is hereby replaced in its entirety with Schedule I hereto.

(d) Exhibit D to the Credit Agreement is hereby replaced in its entirety with Exhibit D hereto.

SECTION 3. Concerning Commitments; Letter of Credit Participations.

(a) Each Person whose name appears on Schedule I hereto acknowledges and agrees that, on and as of the Second Amendment Effective Date, such Person shall be a Lender and a Revolving Lender under the Credit Agreement as amended hereby (including as to the extension of the Revolving Maturity Date provided for hereunder) and shall have a Revolving Commitment, Letter of Credit Commitment or Swingline Commitment, as applicable, as set forth next to the name of such Person on Schedule I hereto. Each party hereto acknowledges and agrees that, on and as of the Second Amendment Effective Date, Schedule I hereto sets forth all the Revolving

Commitments, Letter of Credit Commitments and Swingline Commitments of all the Lenders (and no Person whose name does not appear on Schedule I hereto shall have, or shall be deemed to have, as of the Second Amendment Effective Date, a Revolving Commitment, Letter of Credit Commitment or Swingline Commitment under the Credit Agreement).

(b) Each Revolving Lender acknowledges and agrees that, on the Second Amendment Effective Date and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, each Issuing Bank shall have granted to such Revolving Lender, and such Revolving Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit issued by such Issuing Bank and outstanding on the Second Amendment Effective Date equal to such Revolving Lenders’ ratable share (based on its Revolving Commitment and as automatically redetermined on the Second Amendment Effective Date based on the Revolving Commitments set forth on Schedule I hereto) of the amount available to be drawn under such Letter of Credit. Such participation shall be governed by the terms of Section 2.21 of the Credit Agreement.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Kraft Heinz and the Parent Borrower represent and warrant that, on and as of the Second Amendment Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by Kraft Heinz and the Parent Borrower and this Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of Kraft Heinz and the Parent Borrower, enforceable against Kraft Heinz and the Parent Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties contained in Section 4.01 of the Credit Agreement (with such representations and warranties being deemed, for purposes of this paragraph (b), to include a reference to this Amendment after each reference to the Credit Agreement in the text thereof) are correct in all material respects, before and after giving effect to the amendments set forth herein, as though made on and as of such date; provided that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or by similar language shall be true and correct in all respects on such date.

(c) No Default or Event of Default has occurred and is continuing.

SECTION 5. Effectiveness. The amendments set forth in Section 2 hereof shall become effective on the first date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

2

(a) The Administrative Agent (or its counsel) shall have received (i) duly executed counterparts hereof that, when taken together, bear the authorized signatures of Kraft Heinz, the Parent Borrower, the Administrative Agent, the London Agent and each Person whose name is set forth on Schedule I hereto or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or other electronic imaging) that each such Person has executed a counterpart hereof.

(b) The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by a duly authorized officer of Kraft Heinz, confirming the accuracy of the representations and warranties contained in Section 4 hereof.

(c) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of Kraft Heinz and the Parent Borrower, dated the Second Amendment Effective Date, which shall (i) attach and certify the organization documents of Kraft Heinz or the Parent Borrower, as the case may be, (ii) attach and certify copies of the resolutions of the Board of Directors (or a similar governing body) of Kraft Heinz or the Parent Borrower, as the case may be, approving this Amendment, (iii) certify the names, titles and true signatures of the officers of Kraft Heinz or the Parent Borrower, as the case may be, authorized to sign this Amendment and (iv) attach the good standing certificates with respect Kraft Heinz or the Parent Borrower, as the case may be.

(d) The Administrative Agent shall have received opinions of (i) Kirkland & Ellis LLP, special New York counsel to Kraft Heinz and the Parent Borrower, and (ii) internal counsel for Kraft Heinz, in each case reasonably satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received all fees and other amounts due and payable in connection with this Amendment to JPMorgan Chase Bank, N.A. or the Lenders and, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by Kraft Heinz and the Parent Borrower under the Credit Agreement.

(f) The Administrative Agent shall have received, for the account of each Lender and each Issuing Bank party to the Credit Agreement immediately prior to the effectiveness of this Amendment, all interest, fees and other amounts accrued but unpaid under the Credit Agreement in respect of periods prior to the Second Amendment Effective Date.

(g) The Lenders shall have received all documentation and other information required by regulatory authorities with respect to Kraft Heinz and the Parent Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

The Administrative Agent shall notify Kraft Heinz, the Parent Borrower, the Issuing Banks and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding. Notwithstanding anything to the contrary contained herein, unless the Second Amendment Effective Date occurs on or before July 6, 2018, the amendments and agreements set forth herein shall have no force and effect and shall be deemed null and void.

3

SECTION 6. Reaffirmation.

(a) Kraft Heinz hereby (i) acknowledges and agrees that Guaranteed Obligations (as defined in the Holdco Guaranty Agreement) shall, following the occurrence of the Second Amendment Effective Date, be determined after giving effect to this Amendment and shall include all the obligations of the Borrowers under the Credit Agreement as amended hereby and (ii) affirms and confirms its guarantee and other obligations under the Holdco Guaranty Agreement, and agrees that the Holdco Guaranty Agreement and its guarantee and other obligations under the Holdco Guaranty Agreement shall continue to be in full force and effect following the effectiveness of this Amendment.

(b) The Parent Borrower hereby (i) acknowledges and agrees that Designated Subsidiary Obligations shall, following the occurrence of the Second Amendment Effective Date, be determined after giving effect to this Amendment and shall include all the obligations of the Designated Subsidiaries under the Credit Agreement as amended hereby and (ii) affirms and confirms its guarantee and other obligations under Article VIII of the Credit Agreement, and agrees that its guarantee and other obligations under such Article VIII shall continue to be in full force and effect following the effectiveness of this Amendment.

SECTION 7. Counterparts; Effectiveness; Entirety.

(a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) Except as expressly set forth herein, all the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute a waiver, amendment or modification of any provision of the Credit Agreement except as expressly set forth herein.

(c) On and after the Second Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each reference in the Holdco Guaranty Agreement or any Note to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(d) This Amendment constitutes the entire contract among the parties relating to the subject matter hereof.

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SECTION 8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES.

SECTION 10. Incorporation by Reference. The provisions of Sections 9.03, 9.04(a), 9.04(c), 9.06, 9.11 and 9.16 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE KRAFT HEINZ COMPANY,

by

/s/ Yang Xu
Name: Yang Xu
Title: Treasurer

KRAFT HEINZ FOODS COMPANY,

by

/s/ Ciao Xing
Name: Ciao Xing
Title: Assistant Treasurer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK N.A.,
individually and as Administrative Agent

by
/s/ Tony Yung
Name: Tony Yung
Title: Executive Director

J.P. MORGAN EUROPE LIMITED, as London Agent

by
/s/ Belinda Lucas
Name: Belinda Lucas
Title: Authorised Signatory

[Signature Page to Second Amendment]

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

BARCLAYS BANK PLC (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

by	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

CITIBANK, N.A.

by

/s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

GOLDMAN SACHS BANK USA

by

/s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

BANK OF AMERICA, N.A. as a
Lender and as an Issuing Bank

/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

MORGAN STANLEY BANK, N.A.

by	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

BNP Paribas:

/s/ Mike Shryock
Name: Mike Shryock
Title: Managing Director

/s/ Tony Baratta
Name: Tony Baratta
Title: Managing Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as a Lender

by

/s/ Jill Wong
Name: Jill Wong
Title: Director

by
/s/ Gordon Yip
Name: Gordon Yip
Title: Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

DEUTSCHE BANK AG NEW YORK BRANCH

by

/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

For any Lender requiring a second signature line:

by

/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

HSBC Bank USA, National Association

by

/s/ Andrew Bicker
Name: Andrew Bicker
Title: Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

ROYAL BANK OF CANADA as Lender

by

/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Sumitomo Mitsui Banking Corporation:

/s/ Katsuyuki Kubo
Katsuyuki Kubo
Managing Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

MORGAN STANLEY SENIOR FUNDING, INC.

by

/s/ Michael King
Name: Michael King
Title: Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

Coöperatieve Rabobank U.A., New York Branch

by

/s/ Olivia Leong
Name: Olivia Leong
Title: Executive Director

For any Lender requiring a second signature line:

by

/s/ Anne Greven
Name: Anne Greven
Title: Managing Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

Standard Chartered Bank

by

/s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

Banco Santander, S.A., New York Branch

by
/s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli
Title: Executive Director

For any Lender requiring a second signature line:

by
/s/ Juan Galan
Name: Juan Galan
Title: Managing Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

Mizuho Bank, Ltd.

by
/s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
/s/
Name:
Title:

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as Lender

by
/s/ Francesco Calcara
Name: Francesco Calcara
Title: VP - Senior Relationship Manager

For any Lender requiring a second signature line:

by
/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP - Head of Credit

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

Credit Suisse AG, Cayman Islands Branch

by
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

MUFG Bank, Ltd.

by
/s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
/s/
Name:
Title:

SIGNATURE PAGE TO

SECOND AMENDMENT TO

CREDIT AGREEMENT OF

THE KRAFT HEINZ COMPANY AND

KRAFT HEINZ FOODS COMPANY

Name of Lender (with each Lender that is an Issuing Bank executing both in its capacity as a Lender and as an Issuing Bank):

Wells Fargo Bank, National Association

by
/s/ Mark Holm
Name: Mark Holm
Title: Managing Director

For any Lender requiring a second signature line:

by
/s/
Name:
Title:

EXHIBIT A

MARKED VERSION REFLECTING CHANGES

PURSUANT TO SECOND AMENDMENT

AGAINST COMPOSITE COPY REFLECTING FIRST AMENDMENT

~~FIRST AMENDMENT dated as of May 4, 2016~~

ADDED TEXT SHOWN UNDERSCORED OR UNDERSCORED

DELETED TEXT SHOWN ~~STRIKETHROUGH~~ OR ~~STRIKETHROUGH~~

~~This Composite Copy has been prepared solely for convenience of reference and is not a legal document. Reference should be made to the Credit Agreement as originally executed and the First Amendment dated as of May 4, 2016 thereto.~~

CREDIT AGREEMENT

dated as of July 6, 2015~~,~~

(as amended as of May 4, 2016 and

as of the Second Amendment Effective Date),

among

THE KRAFT HEINZ COMPANY,

KRAFT HEINZ FOODS COMPANY,

THE INITIAL LENDERS AND ISSUING BANKS NAMED HEREIN,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

and

J.P. MORGAN EUROPE LIMITED,

as London Agent

JPMORGAN CHASE BANK, N.A., BARCLAYS BANK PLC, CITIBANK, N.A., GOLDMAN SACHS

BANK USA, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MORGAN

STANLEY SENIOR FUNDING, INC. and WELLS FARGO SECURITIES, LLC,

as Revolving Joint Lead Arrangers and Revolving Joint Bookrunners

~~BARCLAYS BANK PLC,~~

~~CITIBANK~~BANK OF AMERICA, N.A.,

~~GOLDMAN SACHS BANK USA,~~

~~MORGAN STANLEY SENIOR FUNDING, INC.~~

~~and~~

~~WELLS FARGO BANK, NATIONAL ASSOCIATION,~~

~~as Revolving Syndication Agents~~

~~COBANK, ACB,~~

~~as Term Syndication Agent~~

~~J.P. MORGAN SECURITIES LLC,~~ BARCLAYS BANK PLC, ~~CITIGROUP GLOBAL MARKETS INC.,~~

CITIBANK, N.A.,

GOLDMAN SACHS BANK USA,

MORGAN STANLEY SENIOR FUNDING, INC. ~~and~~

and

WELLS FARGO ~~SECURITIES, LLC~~BANK, NATIONAL ASSOCIATION,

as Revolving ~~Joint Lead Arrangers and Revolving Joint Bookrunners~~ Syndication Agents

~~J.P. MORGAN SECURITIES LLC and COBANK, ACB,~~

~~as Term Joint Lead Arrangers and Term Joint Bookrunners~~

TABLE OF CONTENTS

Page
ARTICLE I

Definitions and Accounting Terms

SECTION 1.01	Certain Defined Terms	1

SECTION 1.02	Computation of Time Periods; Terms Generally	2~~4~~27

SECTION 1.03	Accounting Terms	2~~5~~27

SECTION 1.04	Letter of Credit Amounts	2~~5~~28

SECTION 1.05	Exchange Rates; Currency Equivalents	2~~5~~28

ARTICLE II

Amounts and Terms of the Advances and Letters of Credit

SECTION 2.01	Commitments	2~~6~~29

SECTION 2.02	Making the Committed Advances	2~~7~~30

SECTION 2.03	Repayment of Committed Advances	3~~0~~32

SECTION 2.04	Interest on Committed Advances	3~~0~~33

SECTION 2.05	Additional Interest on LIBO Rate Advances	3~~1~~34

SECTION 2.06	Conversion of Committed Advances	3~~2~~34

SECTION 2.07	The Competitive Bid Advances	3~~3~~35

SECTION 2.08	LIBO/EURIBO/CDO/Euro Overnight Rate Determination	3~~7~~40

SECTION 2.09	Fees	~~39~~443

SECTION 2.10	Termination or Reduction of Commitments and Extension of Revolving Maturity Date	4~~0~~44

SECTION 2.11	Prepayments of Committed Advances and Swingline Advances	4~~3~~47

SECTION 2.12	Increased Costs	4~~4~~48

SECTION 2.13	Illegality	4~~6~~50

Page

SECTION 2.14	Payments and Computations	4~~7~~51

SECTION 2.15	Taxes	~~48~~52

SECTION 2.16	Sharing of Payments, Etc.	5~~2~~56

SECTION 2.17	Evidence of Debt	5~~2~~57

SECTION 2.18	Commitment Increases	5~~3~~58

SECTION 2.19	Use of Proceeds	5~~5~~59

SECTION 2.20	Defaulting Lenders	5~~5~~59

SECTION 2.21	Issuance of, and Drawings and Reimbursement Under, Letters of Credit	5~~7~~61

SECTION 2.22	Swingline Advances	68

ARTICLE III

Conditions to ~~Closing Date and~~ Lending

SECTION 3.01	~~Conditions Precedent to Closing Date~~ [Reserved]	6~~4~~70

SECTION 3.02	Initial Advance to Each Designated Subsidiary	6~~6~~72

SECTION 3.03	Conditions Precedent to Each Pro Rata Borrowing, Swingline Advance and Letter of Credit Issuance or Extension	6~~7~~73

SECTION 3.04	Conditions Precedent to Each Competitive Bid Borrowing	~~6~~774

ARTICLE IV

Representations and Warranties

SECTION 4.01	Representations and Warranties of Kraft Heinz and the Parent Borrower	~~68~~75

ARTICLE V

Covenants

SECTION 5.01	Affirmative Covenants	7~~0~~77

SECTION 5.02	Negative Covenants	7~~2~~79

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Page

ARTICLE VI

Events of Default

SECTION 6.01	Events of Default	7~~6~~82

SECTION 6.02	Lenders’ Rights upon Event of Default	~~7~~885

ARTICLE VII

The Administrative Agent

SECTION 7.01	Authorization and Action	~~7~~885

SECTION 7.02	Administrative Agent’s Reliance, Etc.	~~79~~86

SECTION 7.03	The Administrative Agent and Affiliates	8~~0~~87

SECTION 7.04	Lender Credit Decision	8~~0~~87

SECTION 7.05	Indemnification	8~~0~~87

SECTION 7.06	Successor Administrative Agent	8~~1~~88

SECTION 7.07	Syndication Agents and Joint Lead Arrangers	8~~2~~89

SECTION 7.08	Withholding Tax	8~~2~~89

SECTION 7.09	Sub-Agents	8~~2~~89

SECTION 7.10	Administrative Agent Satisfaction Right	8~~3~~89

SECTION 7.11	Administrative Agent May File Proofs of Claim	8~~3~~90

SECTION 7.12	ERISA Fiduciary Liability	90

ARTICLE VIII

Guaranty

SECTION 8.01	Guaranty	8~~3~~92

SECTION 8.02	Guaranty Absolute	8~~4~~92

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Page

SECTION 8.03	Waivers	8~~4~~93

SECTION 8.04	Continuing Guaranty	~~85~~94

ARTICLE IX

Miscellaneous

SECTION 9.01	Amendments, Etc.; Limitations on Affiliated Lenders	~~85~~94

SECTION 9.02	Notices, Etc.	~~88~~97

SECTION 9.03	No Waiver; Remedies	9~~0~~99

SECTION 9.04	Costs and Expenses	9~~0~~99

SECTION 9.05	Right of Set-Off	9~~1~~101

SECTION 9.06	Binding Effect	9~~2~~101

SECTION 9.07	Assignments and Participations	9~~2~~101

SECTION 9.08	Designated Subsidiaries	~~97~~107

SECTION 9.09	Governing Law	~~98~~108

SECTION 9.10	Execution in Counterparts	~~98~~108

SECTION 9.11	Jurisdiction, Etc.	~~99~~108

SECTION 9.12	Confidentiality	10~~1~~110

SECTION 9.13	Integration	10~~1~~111

SECTION 9.14	USA Patriot Act Notice	10~~2~~111

SECTION 9.15	Conversion of Currencies	10~~2~~111

SECTION 9.16	No Fiduciary Relationship	10~~2~~112

SECTION 9.17	Non-Public Information	10~~3~~112

SECTION 9.18	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	10~~3~~112

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SCHEDULES

Schedule I	—	List of Lenders and Commitments
Schedule II	—	List of Applicable Lending Offices
Schedule III	—	List of Voting Participants

EXHIBITS

Exhibit A-1	—	Form of Pro Rata Note
Exhibit A-2	—	Form of Competitive Bid Note
Exhibit A-3	—	Form of Term Note
Exhibit A-4	—	Form of Swingline Note
Exhibit B-1	—	Form of Notice of Committed Borrowing
Exhibit B-2	—	Form of Notice of Competitive Bid Borrowing
Exhibit C-1	—	Form of Assignment and Acceptance
Exhibit C-2	—	Form of Affiliated Lender Assignment and Acceptance
Exhibit D	—	Form of Designation Agreement
Exhibit E	—	Form of Opinion of Counsel for Designated Subsidiary
Exhibit F	—	Form of Notice of Issuance
Exhibit G	—	Form of Notice of Swingline Borrowing

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CREDIT AGREEMENT dated as of July 6, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) ~~dated as of July 6, 2015~~, among THE KRAFT HEINZ COMPANY, a Delaware corporation (“Kraft Heinz”); KRAFT HEINZ FOODS COMPANY, a Pennsylvania ~~corporation~~limited liability company (the “Parent Borrower”), as a borrower and a guarantor; the banks, financial institutions and other institutional lenders listed on the signature pages hereof (the “Initial Lenders”); JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (as hereinafter defined) (in such capacity, and together with any successor agent appointed in accordance with Section 7.06, the “Administrative Agent”); and J.P. MORGAN EUROPE LIMITED, as London agent for the Lenders (in such capacity, and together with any successor London agent appointed in accordance with Section 7.06, the “London Agent”).

The parties hereto agree as follows:

ARTICLE I

Definitions and Accounting Terms

SECTION 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Administrative Agent” has the meaning specified in the preamble; provided that (a) unless the context otherwise requires, the term “Administrative Agent” (i) when used with respect to any Advance or Borrowing denominated in Euro or Sterling, or any Advance or Borrowing at the CDO Rate, shall mean the London Agent and (ii) shall include any other Affiliate of JPMorgan Chase Bank, N.A. through which it shall perform any of its obligations in such capacity hereunder and (b) for purposes of Articles VII and VIII and Section 9.04, shall include each of the foregoing.

“Administrative Agent Account” means such account of the Administrative Agent as is designated in writing from time to time by the Administrative Agent to the Parent Borrower and the Lenders.

“Advance” means a Pro Rata Advance, a Swingline Advance, a Competitive Bid Advance or a Term Loan.

“Affiliated Lender” means any fund or other similar investment vehicle under the control of any Sponsor; provided that the term “Affiliated Lender” shall not include Kraft Heinz, any Subsidiary of Kraft Heinz or any other Person any Equity Interests in which are directly or indirectly held by Kraft Heinz.

“Affiliated Lender Limitation” means the requirement that the aggregate amount of the Term Loans held or beneficially owned by all the Affiliated Lenders, taken as a whole, shall not at any time exceed 25% of the aggregate amount of the Term Loans of all the Term Lenders at such time.

“Agents” means the Administrative Agent, the London Agent, each Revolving Syndication Agent and each Revolving Joint Lead Arranger.

“Aggregate Alternative Currency Exposure” means, at any time, the portion of the Aggregate Revolving Credit Exposure at such time attributable to Pro Rata Advances denominated in Euro, Sterling or Canadian Dollars.

“Aggregate Competitive Bid Exposure” means, at any time, the sum of the Competitive Bid Exposures of all Revolving Lenders at such time.

“Aggregate Revolving Credit Exposure” means, at any time, the sum of the Revolving Credit Exposures of all the Revolving Lenders at such time~~.~~; provided that for purposes of this definition, the Swingline Exposure of any Revolving Lender that is a Swingline Lender shall be deemed to be its ratable share, based on its Revolving Commitment, of the US Dollar Equivalent Amount of the aggregate principal amount of all Swingline Advances outstanding at such time, adjusted to give effect to any reallocation under Section 2.20 of the Swingline Exposures of Defaulting Lenders in effect at such time.

“Agreement” has the meaning specified in the preamble.

“Agreement Currency” has the meaning specified in Section 9.15.

“Alternative Currency” means any lawful currency (other than US Dollars) that is readily available and freely transferable and convertible into US Dollars; provided, that (a) when used in reference to any request for the issuance of a Letter of Credit, the term shall exclude any currency that has been rejected by the applicable Issuing Bank in accordance with Section 2.21(b) and (b) when used in reference to any Floating Rate Bid Advance, the term shall exclude any currency for which a LIBO Rate cannot be determined in accordance with the provisions of this Agreement.

“Alternative Currency Sublimit” means US$1,000,000,000.

“Anti-Corruption Laws” means all laws, rules, and regulations of the United States from time to time concerning or relating to bribery or corruption, including the FCPA, and the U.K. Bribery Act 2010.

“Applicable Creditor” has the meaning specified in Section 9.15.

“Applicable Interest Rate Margin” means the Applicable Pro Rata Interest Rate Margin or the Applicable Term Interest Rate Margin, as the context requires.

“Applicable Lending Office” means, with respect to each Lender, such Lender’s Domestic Lending Office in the case of a Pro Rata Advance denominated in US Dollars or a Term Loan and, in the case of a Pro Rata Advance denominated in Euro, Sterling or Canadian Dollars, a Swingline Advance, a Competitive Bid Advance or a Letter of Credit, the office of such Lender notified by such Lender to the Administrative Agent as its Applicable Lending Office with respect to such Pro Rata Advance, Swingline Advance, Competitive Bid Advance or Letter of Credit.

“Applicable Pro Rata Interest Rate Margin” means, on any date, (a) as to any Pro Rata Advance that is a Base Rate Advance or Canadian Prime Rate Advance, the applicable rate per annum set forth below under the caption “Base Rate/Canadian Prime Rate Spread” and (b) as to any Pro Rata Advance that is a LIBO Rate Advance, EURIBO Rate Advance or CDO Rate Advance or as to any Euro Overnight Rate Advance, the applicable rate per annum set forth below under the caption “LIBO/EURIBO/CDO/Euro Overnight Rate Spread”, determined by reference to (i) the rating of the Parent Borrower’s long-term senior unsecured, non-credit enhanced Debt from Standard & Poor’s and (ii) the rating of the Parent Borrower’s long-term senior unsecured, non-credit enhanced Debt from Moody’s, in each case applicable on such date:

Category	Long-Term Senior Unsecured, Non-Credit Enhanced Debt Rating	Base Rate/Canadian Prime Rate Spread	LIBO/EURIBO/ CDO/Euro Overnight Rate Spread
I	A- or higher by Standard & Poor’s A3 or higher by Moody’s	0.000%	0.875%
II	BBB+ by Standard & Poor’s Baa1 by Moody’s	0.000%	1.000%
III	BBB by Standard & Poor’s Baa2 by Moody’s	0.125%	1.125%
IV	BBB- by Standard & Poor’s Baa3 by Moody’s	0.250%	1.250%
V	Lower than BBB- by Standard & Poor’s Lower than Baa3 by Moody’s	0.750%	1.750%

provided that, on any date of determination pursuant to clause (a) or (b) above, (A) if such ratings established by Standard & Poor’s and Moody’s shall fall within different Categories, the Applicable Pro Rata Interest Rate Margin shall be the applicable rate per annum corresponding to the higher (or numerically lower) of such Categories unless one of the ratings is two or more Categories lower than the other, in which case the Applicable Pro Rata Interest Rate Margin shall be determined by reference to the Category next below that Category corresponding to the higher of the two ratings and (B) if either Standard & Poor’s or Moody’s shall not have in effect such a rating, then such rating agency shall be deemed to have established a rating in Category V.

“Applicable Pro Rata Unused Line Fee Rate” means, on any date, a percentage per annum equal to the percentage set forth below determined by reference to (a) the rating of the Parent Borrower’s long-term senior unsecured, non-credit enhanced Debt from Standard & Poor’s and (b) the rating of the Parent Borrower’s long-term senior unsecured, non-credit enhanced Debt from Moody’s, in each case applicable on such date:

Category	Long-Term Senior Unsecured, Non-Credit Enhanced Debt Rating	Applicable Pro Rata Unused Line Fee Rate
I	A- or higher by Standard & Poor’s A3 or higher by Moody’s	0.080%
II	BBB+ by Standard & Poor’s Baa1 by Moody’s	0.095%

Category	Long-Term Senior Unsecured, Non-Credit Enhanced Debt Rating	Applicable Pro Rata Unused Line Fee Rate
III	BBB by Standard & Poor’s Baa2 by Moody’s	0.110%
IV	BBB- by Standard & Poor’s Baa3 by Moody’s	0.125%
V	Lower than BBB- by Standard & Poor’s Lower than Baa3 by Moody’s	0.225%

provided that, on any date of determination, (i) if such ratings established by Standard & Poor’s and Moody’s shall fall within different Categories, the Applicable Pro Rata Unused Line Fee Rate shall be the applicable rate per annum corresponding to the higher (or numerically lower) of such Categories unless one of the ratings is two or more Categories lower than the other, in which case the Applicable Pro Rata Unused Line Fee Rate shall be determined by reference to the Category next below that Category corresponding to the higher of the two ratings and (ii) if either Standard & Poor’s or Moody’s shall not have in effect such a rating, then such rating agency shall be deemed to have established a rating in Category V.

“Applicable Term Interest Rate Margin” means, on any date, ~~(a)~~ as to any Term Loan ~~that is a Base Rate Advance~~, the applicable rate per annum set forth ~~below under the caption “Base Rate Spread” and (b) as to any Term Loan that is a LIBO Rate Advance, the applicable rate per annum set forth below under the caption “LIBO Rate Spread”, determined by reference to (i) the rating of the Parent Borrower’s long-term senior unsecured, non-credit enhanced Debt from Standard & Poor’s and (ii) the rating of the Parent Borrower’s long-term senior unsecured, non-credit enhanced Debt from Moody’s, in each case applicable on such date:~~in the applicable Increase Amendment.

~~Category~~	~~Long-Term Senior Unsecured, Non-Credit Enhanced Debt Rating~~	~~Base Rate Spread~~		~~LIBO Rate Spread~~
~~I~~	~~BBB or higher by Standard & Poor’s Baa2 or higher by Moody’s~~	~~0.125~~	%	~~1.125~~	%
~~II~~	~~BBB- by Standard & Poor’s Baa3 by Moody’s~~	~~0.250~~	%	~~1.250~~	%
~~III~~	~~Lower than BBB- by Standard & Poor’s Lower than Baa3 by Moody’s~~	~~0.750~~	%	~~1.750~~	%

~~provided that, on any date of determination pursuant to clause (a) or (b) above, (A) if such ratings established by Standard & Poor’s and Moody’s shall fall within different Categories, the Applicable Term Interest Rate Margin shall be the applicable rate per annum corresponding to the higher (or numerically lower) of such Categories unless one of the ratings is two or more Categories lower than the other, in which case the Applicable Term Interest Rate Margin shall be determined by reference to the Category next below that Category corresponding to the higher of the two ratings and (B) if either Standard & Poor’s or Moody’s shall not have in effect such a rating, then such rating agency shall be deemed to have established a rating in Category III.~~

“Applicable Unused Line Fee Rate” means the Applicable Pro Rata Unused Line Fee Rate or the Applicable Term Unused Line Fee Rate, as the context may require.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, (a) other than in the case of any assignment by or to an Affiliated Lender, an Assignment and Acceptance substantially in form of Exhibit C-1, and (b) in the case of any assignment by or to an Affiliated Lender, an Affiliated Lender Assignment and Acceptance substantially in the form of Exhibit C-2 (in each case, including electronic records generated by the use of an electronic platform).

“Augmenting Lender” has the meaning assigned to such term in Section 2.18(a).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Base Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

(a)	the rate of interest announced publicly by the Administrative Agent in New York, New York, from time to time, as the Administrative Agent’s prime rate in effect on such day;

(b)	1/2 of one percent per annum above the New York Fed Bank Rate in effect on such day; and

(c)	the LIBO Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in US Dollars with a maturity of one month plus 1% per annum;

provided that (i) for purposes of clause (c) above, the LIBO Rate on any day shall be the applicable Screen Rate at the Specified Time on such day (or, if such Screen Rate is not available for a maturity of one month with respect to US Dollars but is available for periods both longer and shorter than such period, the Interpolated Screen Rate) and (ii) the Base Rate shall not be less than zero per annum. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.08, then the Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. Any change in the Base Rate due to a change in the Administrative Agent’s prime rate, the New York Fed Bank Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Administrative Agent’s prime rate, the New York Fed Bank Rate or the LIBO Rate, respectively.

“Base Rate Advance” means a Pro Rata Advance or a Term Loan that bears interest as provided in Section 2.04(a)(i).

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code that is subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42)) the assets of any such “employee benefit plan” or “plan”.

“Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrowers” means, collectively, the Parent Borrower and each Designated Subsidiary that shall become a party to this Agreement pursuant to Section 9.08.

“Borrowing” means a Pro Rata Borrowing, a Competitive Bid Borrowing, a Swingline Advance or a Term Borrowing, in each case, to the same Borrower.

“Borrowing Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$25,000,000 and (b) in the case of a Borrowing denominated in Euro, Sterling or Canadian Dollars, the smallest amount of such currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent Amount of US$25,000,000 or more.

“Borrowing Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000 and (b) in the case of a Borrowing denominated in Euro, Sterling or Canadian Dollars, the smallest amount of such currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent Amount of US$1,000,000 or more.

“Business Day” means a day of the year on which banks are not required or authorized by law to remain closed in New York City and if the applicable Business Day relates to (a) any LIBO Rate Advances ~~or~~, Floating Rate Bid Advances bearing interest at the LIBO Rate or Euro Overnight Rate Advances, on which dealings are carried on in the London interbank market and banks are open for general business in London, (b) any EURIBO Rate Advances or Floating Rate Bid Advances bearing interest at the EURIBO Rate, on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system is open for the settlement of payments in Euro and banks are open for general business in London ~~and~~, (c) any CDO Rate Advances or Floating Rate Bid Advances bearing interest at the CDO Rate, on which banks are open for general business in Toronto and London and (d) any Canadian Prime Rate Advance, on which banks are open for general business in Toronto.

“Canadian Dollars” or “Cdn.$” means the lawful currency of Canada.

“Canadian Prime Rate” means, on any day, the rate determined by the Administrative Agent to be the higher of (a) the rate equal to the PRIMCAN Index rate as set forth on the Bloomberg screen (or, in the event that the PRIMCAN Index does not appear on a page of the Bloomberg screen, on the appropriate page of such other information service that publishes such index as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at 10:15 a.m. (Toronto time) on such day and (b) the average rate for 30 day Canadian Dollar bankers’ acceptances as set forth on the Reuters screen page that displays such rate (currently Reuters Screen CDOR Page) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at 10:15 a.m. (Toronto time) on such day, plus 1% per annum; provided, that if any the above rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index or the CDO Rate shall be effective from and including the effective date of such change in the PRIMCAN Index or CDO Rate, respectively.

“Canadian Prime Rate Advance” means a Pro Rata Advance that bears interest as provided in Section 2.04(a)(v).

“Cash Collateralization Date” has the meaning assigned to such term in Section 2.21(h)(ii).

“Cash Collateralize” has the meaning specified in Section 2.21(h)(i).

“CDO Rate” means, with respect to any CDO Rate Advance or any Floating Rate Bid Advance denominated in Canadian Dollars for any Interest Period, the applicable Screen Rate as of the Specified Time on the Quotation Day.

“CDO Rate Advance” means a Pro Rata Advance that bears interest as provided in Section 2.04(a)(iv).

“Class” when used in reference to (a) any Advance or Borrowing, refers to whether such Advance, or the Advances comprising such Borrowing, are Pro Rata Advances, Competitive Bid Advances, Swingline Advances or Term Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Commitment or a Term Commitment and (c) any Lender, refers to whether such Lender has an Advance or Commitment of a particular Class. Additional Classes of Advances, Borrowings, Commitments and Lenders may be established pursuant to Section 2.18.

“Closing Date” means ~~the date on which the conditions precedent set forth in SectionJuly 6, 3.~~2015 ~~are satisfied~~.

~~“CoBank Fee Letter” means the fee letter dated as of June 4, 2015, between H. J. Heinz Company and CoBank, ACB.~~

“Commission” means the United States Securities and Exchange Commission.

“Commitment” means a Revolving Commitment or a Term Commitment or any combination thereof, as the context requires.

“Commitment Increase” has the meaning assigned to such term in Section 2.18(a).

“Commitment Letter” means the Commitment Letter dated ~~June 2~~May 16, 201~~5~~8, among ~~H. J.~~Kraft Heinz ~~Company,~~, the Parent Borrower and JPMorgan Chase Bank, N.A. ~~and J.P. Morgan Securities LLC.~~

“Committed Advance” means a Pro Rata Advance or a Term Loan, as the context requires.

“Committed Borrowing” means a Pro Rata Borrowing or a Term Borrowing, as the context requires.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of Kraft Heinz or any Borrower pursuant to this Agreement or the transactions contemplated therein that is distributed to any Agent, any Lender, any Issuing Bank or any Swingline Lender by means of electronic communications pursuant to Section 9.02, including through Electronic Systems.

“Competitive Bid Advance” means an advance by a Revolving Lender to any Borrower as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Section 2.07 and refers to a Fixed Rate Bid Advance or a Floating Rate Bid Advance.

“Competitive Bid Borrowing” means a borrowing consisting of simultaneous Competitive Bid Advances of the same Type and currency and, in the case of Floating Rate Bid Advances, as to which a single Interest Period is in effect, made to the same Borrower by each of the Revolving Lenders whose offer to make one or more Competitive Bid Advances as part of such borrowing has been accepted under the competitive bidding procedure described in Section 2.07.

“Competitive Bid Exposure” means, with respect to any Revolving Lender at any time, the sum at such time of the US Dollar Equivalent Amounts of the principal amounts of such Lender’s Competitive Bid Advances outstanding at such time.

“Competitive Bid Note” means a promissory note of any Borrower payable to any Lender, or its registered assigns, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of such Borrower to such Lender resulting from a Competitive Bid Advance made by such Lender to such Borrower.

“Competitive Bid Reduction” has the meaning specified in Section 2.01(a)(i).

“Consolidated Capitalization” means the total assets appearing on the most recent available consolidated balance sheet of Kraft Heinz and its Subsidiaries, less (a) total current liabilities reflected on such consolidated balance sheet, including liabilities for indebtedness maturing more than 12 months from the date of the original creation thereof, but maturing within 12 months from the date of such consolidated balance sheet, and (b) deferred income tax liabilities reflected in such consolidated balance sheet, all as determined in accordance with GAAP.

“Consolidated Tangible Assets” means the total assets appearing on the most recent available consolidated balance sheet of Kraft Heinz and its Subsidiaries, less goodwill and other intangible assets and the minority interests of other Persons in such Subsidiaries, all as determined in accordance with GAAP.

“Convert,” “Conversion” and “Converted” each refers to a conversion of Pro Rata Advances or Term Loans of one Type into Pro Rata Advances or Term Loans, as applicable, of another Type pursuant to Section 2.06(b), 2.06(c), 2.08 or 2.13 or, in the case of LIBO Rate Advances, EURIBO Rate Advances or CDO Rate Advances, continuation thereof as Pro Rata Advances or Term Loans, as applicable, of such Type for a new Interest Period pursuant to Section 2.06(a) or 2.06(c).

“Debt” means (a) indebtedness for borrowed money or for the deferred purchase price of property or services, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) obligations as lessee under leases that, in accordance with accounting principles generally accepted in the United States as of the Closing Date, are recorded as capital leases, and (c) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of any other Person of the kinds referred to in clause (a) or (b) above.

“Default” means any event specified in Section 6.01 that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

“Defaulting Lender” means any Revolving Lender, as reasonably determined by the Administrative Agent, that has (a) failed, within two Business Days of the date required to be funded by it hereunder, to fund (i) any portion of its Pro Rata Advances ~~or~~, (ii) any portion of its participations in Letters of Credit or (iii) any portion of its participations in Swingline Advances, (b) notified any Borrower, the Administrative Agent, any Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit, (c) failed, within three Business Days after written request by the Administrative Agent ~~or~~, any Issuing Bank or any Swingline Lender, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Pro Rata Advances ~~and~~, participations in outstanding Letters of Credit and participations in Swingline Advances (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent ~~or~~, such Issuing Bank or such Swingline Lender), (d) otherwise failed to pay over to the Administrative Agent or any other Lender or Issuing Bank any other amount required to be paid by it hereunder within three Business Days of the date when due, or (e) become the subject of a bankruptcy or insolvency proceeding or a Bail-In Action, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding or a Bail-In Action, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, in the case of clauses (a) through (d) unless the subject of a good faith dispute and such Lender has notified the Administrative Agent in writing of such; provided that a Revolving Lender shall not be a Defaulting Lender under clause (e) above solely by virtue of the ownership or acquisition of any ownership interest in such Lender or a parent company thereof or the exercise of control over a Lender or parent company thereof by a Governmental Authority or instrumentality thereof, provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person.

“Designated Subsidiary” means any wholly-owned Subsidiary of the Parent Borrower designated for borrowing privileges under this Agreement pursuant to Section 9.08.

“Designated Subsidiary Obligations” has the meaning specified in Section 8.01.

“Designation Agreement” means, with respect to any Designated Subsidiary, an agreement in the form of Exhibit D hereto signed by such Designated Subsidiary and the Parent Borrower.

“Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” opposite its name on Schedule II hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Parent Borrower and the Administrative Agent.

“Domestic Subsidiary” means any Subsidiary of the Parent Borrower incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

~~“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.~~

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other substantially similar Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Agents, any Issuing Bank or any Swingline Lender and any of their respective affiliates or any other Person, providing for access to data protected by passcodes or other security system.

“Eligible Assignee” means (a) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of US$5,000,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (or any successor) (“OECD”), or a political subdivision of any such country, and having total assets in excess of US$5,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD or the Cayman Islands; (c) the central bank of any country which is a member of the OECD; (d) a commercial finance company or finance Subsidiary of a corporation organized under the laws of the United States, or any State thereof, and having total assets in excess of US$3,000,000,000; (e) an insurance company organized under the laws of the United States, or any State thereof, and having total assets in excess of US$5,000,000,000; (f) any Lender; (g) an affiliate of any Lender; and (h) any other bank, commercial finance company, insurance company or other Person approved in writing by the Parent Borrower (such approval not to be unreasonably withheld, delayed or conditioned), which approval shall be notified to the Administrative Agent; provided that neither (i) any Defaulting Lender or any natural person nor (ii) Kraft Heinz, the Parent Borrower or any of their affiliates (other than, subject to the requirements of Section 9.07, any Affiliated Lender) shall be permitted to be an Eligible Assignee.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of Kraft Heinz’s or any Borrower’s controlled group, or under common control with Kraft Heinz or any Borrower, within the meaning of Section 414(b) or (c) of the Internal Revenue Code or, solely for purposes of Section 412 of the Internal Revenue Code, under Section 414(m) or (o) of the Internal Revenue Code.

“ERISA Event” means (a) (i) the occurrence with respect to a Plan of a reportable event, within the meaning of Section 4043(c) of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the Pension Benefit Guaranty Corporation (or any successor) (“PBGC”), or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of Kraft Heinz or any Borrower or any of their ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by Kraft Heinz or any Borrower or any of their ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions set forth in Section 303(k)(1)(A) and (B) of ERISA to the creation of a Lien upon property or rights to property of Kraft Heinz or any Borrower or any of their ERISA Affiliates for failure to make a required payment to a Plan are satisfied; or (g) the termination of a Plan by the PBGC pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination by the PBGC of, or the appointment of a trustee to administer, a Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“EURIBO Rate” means, with respect to any EURIBO Rate Advance or any Floating Rate Bid Advance denominated in Euro for any Interest Period, the applicable Screen Rate as of the Specified Time on the Quotation Day.

“EURIBO Rate Advance” means a Pro Rata Advance that bears interest as provided in Section 2.04(a)(iii).

“Euro” or “€” means the single currency unit of the member States of the European Community that adopt or have adopted the Euro as their lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

“Euro Overnight Rate” means a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for overnight deposits in Euros as set forth on the Reuters screen that displays such rate (currently LIBOR01 or LIBOR02) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at approximately 11:00 a.m. (London time) on such day; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

“Euro Overnight Rate Advance” means an Advance that bears interest as provided in Section 2.22(d). Euro Overnight Rate Advances shall be denominated in Euro and may only be Swingline Advances.

“Eurocurrency Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Eurocurrency Lending Office” opposite its name on Schedule II hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Parent Borrower and the Administrative Agent.

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board, as in effect from time to time.

“Eurocurrency Rate Reserve Percentage” for any Interest Period, for all LIBO Rate Advances or Floating Rate Bid Advances denominated in US Dollars comprising part of the same Borrowing owing to a Lender which is a member of the Federal Reserve System, means the reserve percentage applicable for such Lender two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on such LIBO Rate Advances or Floating Rate Bid Advances is determined) having a term equal to such Interest Period.

“Event of Default” has the meaning specified in Section 6.01.

“Existing Revolving Maturity Date” has the meaning specified in Section 2.10(b).

“Extending Lender” has the meaning specified in Section 2.10(b).

“Extension Date” has the meaning specified in Section 2.10(b).

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as enacted as of the date hereof (without regard to the delayed effective date) or any amended or successor version that is substantively comparable and, in each case, regulations promulgated thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code as of the date hereof (or any amended or successor version described above), and any intergovernmental agreement between the United States and another jurisdiction implementing the foregoing (or any law, regulation or other official administrative interpretation implementing such an intergovernmental agreement).

“FCPA” means the United States Foreign Corrupt Practices Act of 1977.

“Federal Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the New York Fed based on such day’s federal funds transactions by depository institutions (as determined in such manner as the New York Fed shall set forth on its public website from time to time) and published on the next succeeding Business Day by the New York Fed as the federal funds effective rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fixed Rate Bid Advance” means a Competitive Bid Advance bearing interest based on a fixed rate per annum as specified in the relevant Notice of Competitive Bid Borrowing.

“Floating Rate Bid Advance” means a Competitive Bid Advance bearing interest at a rate of interest quoted as a margin over (a) in the case of Competitive Bid Advances denominated in US Dollars or Sterling, or in any Alternative Currency other than Euro, Sterling or Canadian Dollars, the LIBO Rate, (b) in the case of Competitive Bid Advances denominated in Euro, the EURIBO Rate or (c) in the case of Competitive Bid Advances denominated in Canadian Dollars, the CDO Rate, in each case as specified in the relevant Notice of Competitive Bid Borrowing.

“Foreign Subsidiary” means, with respect to any Person, each Subsidiary of such Person that is not organized under the laws of the United States of America or any political subdivision or any territory thereof.

~~“Form S-4” means the Form S-4 Registration Statement filed by Kraft Heinz with the Commission on April 10, 2015. Unless specified otherwise, references to the Form S-4 shall be deemed to refer to such Form as it is amended or supplemented from time to time.~~

“GAAP” has the meaning specified in Section 1.03.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies exercising such powers or functions, such as the European Union or the European Central Bank).

“Guaranty” has the meaning specified in Section 8.01.

~~“Holdco” means H.J. Heinz Holding Corporation, a Delaware corporation, whose successor in interest is Kraft Heinz.~~

“Holdco Guaranty Agreement” means the Holdco Guaranty Agreement dated as of the Closing Date, between Kraft Heinz and the Administrative Agent.

“Home Jurisdiction Non-U.S. Withholding Taxes” means in the case of a Designated Subsidiary that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, withholding taxes imposed by the jurisdiction under the laws of which such Designated Subsidiary is organized, resident or doing business or any political subdivision thereof.

“Home Jurisdiction U.S. Withholding Taxes” means, in the case of the Parent Borrower and a Designated Subsidiary that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, withholding for United States federal income taxes and United States federal back-up withholding taxes.

“Increase” has the meaning assigned to such term in Section 2.18(a).

“Increase Amendment” has the meaning assigned to such term in Section 2.18(a).

“Incremental Term Loan” has the meaning assigned to such term in Section 2.18(a).

~~“Initial Filing Date” means the date of the first filing with the Commission by Kraft Heinz following the Closing Date of a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K, whichever shall be filed earlier.~~

“Initial Issuing Banks” means the banks listed on the signature pages hereof as the initial Issuing Banks.

“Initial Lender” has the meaning specified in the preamble.

“Interest Period” means, for each LIBO Rate Advance, EURIBO Rate Advance or CDO Rate Advance comprising part of the same Borrowing and each Floating Rate Bid Advance comprising part of the same Competitive Bid Borrowing, the period commencing on the date of such Advance or the date of Conversion into any such LIBO Rate Advance, EURIBO Rate Advance or CDO Rate Advance and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions hereof. The duration of each such Interest Period shall be one (or less than one month if available to all Lenders of the applicable Class), two, three or six months or, if available to all Lenders of the applicable Class, 12 months, as such Borrower may select upon notice received by the Administrative Agent not later than 11:00 a.m. (Local Time) on the third Business Day (in the case of any such Advance denominated in US Dollars) or the fourth Business Day (in the case of any other such Advance) prior to the first day of such Interest Period; provided, however, that:

(a) such Borrower may not select any Interest Period that ends after the applicable Maturity Date;

(b) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day; and

(c) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

“Interpolated Screen Rate” means, with respect to any ~~LIBO Rate Advance, EURIBO Rate Advance or CDO Rate Advance comprising part of the same Pro Rata Borrowing or Term Borrowing or any Floating Rate Bid Advance comprising part of the same Competitive Bid Borrowing, denominated in any~~ currency for any ~~Interest P~~period, a rate per annum which results from interpolating on a linear basis between (a) the applicable Screen Rate for the longest maturity for which a Screen Rate is available that is shorter than such ~~Interest P~~period and (b) the applicable Screen Rate for the shortest maturity for which a Screen Rate is available that is longer than such ~~Interest P~~period, in each case as of the ~~Specified T~~time ~~on~~ the ~~Quotation Day~~Interpolated Screen Rate is required to be determined in accordance with the other provisions hereof; provided that the Interpolated Screen Rate shall in no event be less than zero.

“Issuing Bank LC Collateral Account” has the meaning assigned to such term in Section 2.21(h)(ii).

“Issuing Banks” means each Initial Issuing Bank and any other Revolving Lender approved as an Issuing Bank by the Administrative Agent and the Parent Borrower so long as each such Lender expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register), for so long as such Initial Issuing Bank or Lender, as the case may be, shall have a Letter of Credit Commitment. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such affiliate with respect to Letters of Credit issued by such affiliate (it being agreed that such Issuing Bank shall, or shall cause such affiliate to, comply with the requirements of Section 2.21 with respect to such Letters of Credit).

~~“Joint Lead Arrangers” means the Revolving Joint Lead Arrangers and the Term Joint Lead Arrangers.~~

“JPM Fee Letter” means the fee letter dated ~~June 2~~May 16, 201~~5~~8, among Kraft Heinz, the Parent Borrower and JPMorgan Chase Bank, N.A. ~~and J.P. Morgan Securities LLC.~~

“Judgment Currency” has the meaning specified in Section 9.15.

~~“Kraft Foods Group” means Kraft Foods Group, Inc., a Virginia corporation.~~

“Kraft Heinz” has the meaning specified in the preamble.

“Lenders” means the Initial Lenders, any New Lender, any Augmenting Lender and their respective successors and permitted assignees. Unless the context otherwise requires, the term “Lenders” includes each Swingline Lender.

“Letter of Credit” means a Letter of Credit issued or to be issued hereunder by any Issuing Bank.

“Letter of Credit Agreement” has the meaning specified in Section 2.21(b).

“Letter of Credit Commitment” means, with respect to any Issuing Bank at any time, the US Dollar amount set forth opposite such Issuing Bank’s name on Schedule I hereto under the column “Letter of Credit Commitment” or, if such Issuing Bank has entered into any Assignment and Acceptance or otherwise modified its Letter of Credit Commitment in accordance with the definition of “Issuing Bank,” set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d), as such amount may be reduced or increased at or prior to such time by written agreement among such Issuing Bank, the Administrative Agent and the Parent Borrower.

“Letter of Credit Disbursement” means a payment or disbursement made by any Issuing Bank pursuant to a Letter of Credit.

“Letter of Credit Exposure” means, for any Lender at any time, its ratable share, based on its Revolving Commitment, of the sum of (a) the US Dollar Equivalent Amount of all outstanding Letter of Credit Disbursements that have not been reimbursed by the applicable Borrower at such time and (b) the aggregate US Dollar Equivalent Amount then available for drawing under all Letters of Credit. If all the Revolving Commitments have terminated or expired, the Letter of Credit Exposure of any Lender shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments. For purposes of computing the US Dollar Equivalent Amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Sections 1.04 and 1.05.

“Letter of Credit Fronting Fee” has the meaning specified in Section 2.09(c)(ii).

“Letter of Credit Participation Fee” has the meaning specified in Section 2.09(c)(i).

“LIBO Rate” means, with respect to any LIBO Rate Advance or any Floating Rate Bid Advance denominated in US Dollars or Sterling or, in the case of a Floating Rate Bid Advance, in an Alternative Currency other than Euro, Sterling or Canadian Dollars, for any Interest Period, the applicable Screen Rate as of the Specified Time on the Quotation Day.

“LIBO Rate Advance” means a Pro Rata Advance or Term Loan that bears interest as provided in Section 2.04(a)(ii).

“Lien” has the meaning specified in Section 5.02(a).

“Local Time” means (a) with respect to an Advance or Borrowing denominated in US Dollars, any Letter of Credit or an Advance or Borrowing at the Canadian Prime Rate, New York City time, (b) with respect to an Advance or Borrowing (other than a Swingline Advance) denominated in Euro, Frankfurt time and (c) with respect to an Advance or Borrowing denominated in Sterling or an Advance or Borrowing at the CDO Rate, or an Advance in any Alternative Currency other than Euro, Sterling or Canadian Dollars, or a Swingline Advance, London time.

“London Agent” has the meaning set forth in the preamble.

“Major Subsidiary” means any direct or indirect Subsidiary of Kraft Heinz that has at any time total assets (after intercompany eliminations) exceeding US$5,000,000,000.

“Majority in Interest” means, at any time, (a) when used in reference to Revolving Lenders, Lenders having Revolving Credit Exposures and unused Revolving Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and the total unused Revolving Commitment at such time and (b) when used in reference to the Term Lenders, Lenders holding outstanding Term Loans and unused Term Commitments representing more than 50% of all Term Loans and unused Term Commitments outstanding at such time; provided that for the purposes of this definition, the amount of Term Loans and unused Term Commitments of any Affiliated Lender shall be excluded.

~~“Major Subsidiary” means any direct or indirect Subsidiary of Kraft Heinz that has at any time total assets (after intercompany eliminations) exceeding US$5,000,000,000.~~

“Margin Stock” means margin stock, as defined in Regulation U.

“Material Adverse Effect” means a material adverse effect on (a) the financial condition or operations of Kraft Heinz and its Subsidiaries, taken as a whole, (b) the validity or enforceability of this Agreement or the Holdco Guaranty Agreement or (c) the rights and remedies of the Administrative Agent and the Lenders under this Agreement and the Holdco Guaranty Agreement, taken as a whole.

“Maturity Date” means the Revolving Maturity Date or the Term Maturity Date, as the context requires.

~~“Merger Agreement” means the Agreement and Plan of Merger dated as of March 24, 2015, among Kraft Heinz, Kite Merger Sub Corp., a Virginia corporation, Kite Merger Sub LLC, a Delaware limited liability company, and Kraft Foods Group.~~

~~“Merger Transactions” means the mergers and contributions described in the Merger Agreement pursuant to which the Parent Borrower will become a successor to each of H. J. Heinz Company and Kraft Foods Group.~~

“Minimum Shareholders’ Equity” means total shareholders’ equity of not less than US$35,000,000,000.

“MNPI” means material information concerning Kraft Heinz, the Borrowers and their respective Subsidiaries or any securities of any of the foregoing Persons that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. For purposes of this definition, “material information” means information concerning Kraft Heinz, the Borrowers and their respective Subsidiaries, or any securities of any of the foregoing, that could reasonably be expected to be material for purposes of the United States federal and state securities laws.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which Kraft Heinz or any Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective bargaining agreements.

“Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of Kraft Heinz or any Borrower or any ERISA Affiliate and at least one Person other than Kraft Heinz or such Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which Kraft Heinz or such Borrower or any ERISA Affiliate would have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

“New Lender” has the meaning specified in Section 2.10(b)(v).

“New York Fed” means the Federal Reserve Bank of New York.

“New York Fed Bank Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day; provided that if both such rates are not so published for any day that is a Business Day, the term “New York Fed Bank Rate” means the rate quoted for such day for a federal funds transaction at 11:00 a.m. (New York City time) on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Non-Consenting Lender” has the meaning specified in Section 9.07(h).

“Non-Extending Lender” has the meaning specified in Section 2.10(b).

“Non-U.S. Lender” means, with respect to a Borrower that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

“Note” means a Pro Rata Note, a Swingline Note, a Competitive Bid Note or a Term Note.

“Notice of Committed Borrowing” has the meaning specified in Section 2.02(a).

“Notice of Competitive Bid Borrowing” has the meaning specified in Section 2.07(b).

“Notice of Issuance” has the meaning specified in Section 2.21(b).

“Notice of Swingline Borrowing” has the meaning specified in Section 2.22(b).

“Obligations” means all obligations of the Parent Borrower, each other Borrower and Kraft Heinz now or hereafter existing under this Agreement, the Notes or the Holdco Guaranty Agreement.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Other Taxes” has the meaning specified in Section 2.15(b).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.–managed banking offices of depository institutions (as such composite rate shall be determined by the New York Fed as set forth on its public website from time to time) and published on the next succeeding Business Day by the New York Fed as an overnight bank funding rate (from and after such date as the New York Fed shall commence to publish such composite rate); provided that if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Parent Borrower” has the meaning specified in the preamble.

“Participant Register” has the meaning specified in Section 9.07(e).

“Patriot Act” has the meaning specified in Section 9.14.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

“Plan” means a Single Employer Plan or a Multiple Employer Plan.

“Post-Maturity Cash Collateralize” has the meaning specified in Section 2.21(h)(ii).

“Post-Maturity Letter of Credit” has the meaning specified in Section 2.21(b).

~~“Process Agent~~” ~~has the meaning specified in Section 9.11(a).~~

“Pro Rata Advance” means an advance by a Lender to any Borrower as part of a Pro Rata Borrowing and refers to a Base Rate Advance, a Canadian Prime Rate Advance, a LIBO Rate Advance, a EURIBO Rate Advance or a CDO Rate Advance.

“Pro Rata Borrowing” means a borrowing consisting of simultaneous Pro Rata Advances of the same Type and currency and, in the case of LIBO Rate Advances, EURIBO Rate Advances or CDO Rate Advances, as to which a single Interest Period is in effect, made by each of the Lenders to the same Borrower pursuant to Section 2.01(a)(i).

“Pro Rata Note” means a promissory note of any Borrower payable to any Lender, or its registered assigns, delivered pursuant to a request made under Section 2.17 in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Pro Rata Advances made by such Lender to such Borrower.

“Process Agent” has the meaning specified in Section 9.11(a).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Quotation Day” means (a) with respect to US Dollars or any Alternative Currency other than Euro, Sterling or Canadian Dollars for any Interest Period, two Business Days prior to the first day of such Interest Period, (b) with respect to Sterling or Canadian Dollars for any Interest Period, the first day of such Interest Period and (c) with respect to Euro for any Interest Period, the day two TARGET Days before the first day of such Interest Period, in each case unless market practice differs in the Relevant Interbank Market for any currency, in which case the Quotation Day for such currency shall be determined by the Administrative Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day shall be the last of those days).

~~“Refinancing” has the meaning specified in Section 3.01(h).~~

“Register” has the meaning specified in Section 9.07(d).

“Regulation U” means Regulation U of the Board, as in effect from time to time.

“Relevant Interbank Market” means (a) with respect to US Dollars or Sterling, the London interbank market, (b) with respect to Euro, the European interbank market and (c) with respect to Canadian Dollars, the Toronto interbank market.

“Required Lenders” means at any time Lenders having Revolving Credit Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures, outstanding Term Loans and unused Commitments of all Lenders at such time; provided that, for purposes of declaring the Advances to be due and payable pursuant to Article VI, and for all purposes after the Advances become due and payable pursuant to Article VI or the Revolving Commitments expire or terminate, the outstanding Competitive Bid Advances of the Revolving Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders; and provided further that the Revolving Credit Exposure, Revolving Commitments and Competitive Bid Advances of any Defaulting Lender and Term Loans and Term Commitments of any Affiliated Lender shall be disregarded in determining Required Lenders at any time. With respect to any matter requiring the approval of the Required Lenders, it is understood that Voting Participants shall have the voting rights specified in Section 9.07(e)(vii) as to such matter.

“Revaluation Date” means with respect to any Letter of Credit, each of the following: (a) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (b) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (c) each date of any payment by the applicable Issuing Bank of any Letter of Credit denominated in an Alternative Currency and (d) such additional dates as the Administrative Agent, the Parent Borrower or the applicable Issuing Bank shall reasonably determine or a Majority in Interest of the Revolving Lenders shall require.

“Revolving Commitment” means, as to any Lender, (a) the US Dollar amount set forth opposite such Lender’s name on Schedule I hereto under the column “Revolving Commitment”, (b) if such Lender becomes a Revolving Lender pursuant to an Assignment and Acceptance, the US Dollar amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d), or (c) if such Lender becomes a Revolving Lender pursuant to an Increase Amendment, the US Dollar amount of “Revolving Commitments” set forth for such Lender in such Increase Amendment, in each case as such amount may be increased pursuant to Section 2.18, reduced pursuant to Section 2.10 or reduced or increased pursuant to assignments by or to such Lender pursuant to Section 9.07. The ~~initial~~ aggregate amount of the Revolving Commitments as of the Second Amendment Effective Date is US$4,000,000,000.

“Revolving Credit Exposure” means, with respect to any ~~Revolving~~ Lender at any time, the sum of (a) the sum of the US Dollar Equivalent Amounts of the principal amounts of such Lender’s Pro Rata Advances outstanding at such time ~~and~~, (b) such Lender’s Letter of Credit Exposure at such time and (c) such Lender’s Swingline Exposure at such time.

“Revolving Joint Lead Arranger” means ~~J.P.~~ JPMorgan ~~Securities LLC~~Chase Bank, N.A., Barclays Bank PLC, ~~Citigroup Global Markets Inc.~~Citibank, N.A., Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated (and any other registered broker-dealer wholly owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Second Amendment Effective Date), Morgan Stanley Senior Funding, Inc.~~, Goldman Sachs Bank USA~~ and Wells Fargo Securities, LLC, each in its capacity as a Joint Lead Arranger and Joint Bookrunner for the revolving credit facility provided for herein.

“Revolving Lender” means a Lender with a Revolving Commitment or Revolving Credit Exposure.

“Revolving Maturity Date” means the earlier of (a) the date that is ~~six~~five years after the ~~Closing~~Second Amendment Effective Date, subject to the extension thereof pursuant to Section 2.10(b), and (b) the date of termination in whole of the Revolving Commitments pursuant to Section 2.10(a) or 6.02; provided that, when used in reference to determining whether a Letter of Credit is a Post-Maturity Letter of Credit, the term Revolving Maturity Date shall be determined disregarding clause (b) thereof.

“Revolving Syndication Agent” means Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, National Association, each in its capacity as a Revolving Syndication Agent for the revolving credit facility provided for herein.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Sanctioned Country” means a country, region or territory which is itself the subject or target of any Sanctions (as of the Second Amendment Effective Date, Crimea, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means any Person listed in any Sanctions related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state, or any Person owned or controlled by any such Person or Persons.

“Screen Rate” means (a) in respect of the LIBO Rate for any currency for any Interest Period, or with respect to any determination of the Base Rate pursuant to clause (c) of the definition thereof, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in such currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period as set forth on the Reuters screen page that displays such rate (currently LIBOR01 or LIBOR02) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion), (b) in respect of the EURIBO Rate for any Interest Period, the percentage per annum determined by the ~~Banking Federation of the~~ European ~~Union~~Money Market Institute (or any other Person that takes over the administration of such rate) for a term equivalent to such Interest Period as set forth on the Reuters screen page that displays such rate (currently EURIBOR01) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) with a term equivalent to such Interest Period and (c) in respect of the CDO Rate for any Interest Period, a rate per annum equal to the Canadian Dealer Offered Rate (or any comparable or successor rate) for a term equivalent to such Interest Period as set forth on the Reuters screen page that displays such rate (currently Reuters Screen CDOR Page) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion); provided that (i) if, as to any currency, no Screen Rate shall be available for a particular Interest Period but Screen Rates shall be available for maturities both longer and shorter than such Interest Period, than the Screen Rate for such Interest Period shall be the Interpolated Screen Rate, and (ii) if any Screen Rate, determined as provided above, would be less than zero, such Screen Rate shall for all purposes of this Agreement be zero.

“Second Amendment” means that certain Second Amendment, dated as of June 15, 2018, to this Agreement.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of Kraft Heinz or any Borrower or any ERISA Affiliate and no Person other than Kraft Heinz or such Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which Kraft Heinz or such Borrower or any ERISA Affiliate would have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“Specified Time” means (a) with respect to the LIBO Rate, 11:00 a.m. (London time), (b) with respect to the EURIBO Rate, 11:00 a.m. (Frankfurt time) and (c) with respect to the CDO Rate, 10:15 a.m. (Toronto time).

“Sponsor” means each of (a) 3G Capital Ltd. and 3G Special Situations Fund III, L.P. and (b) Berkshire Hathaway Inc.

“Spot Rate” for a currency means, on any day, the rate at which such currency may be exchanged into US Dollars, as set forth at approximately 11:00 a.m. (London time), on such date on the Reuters World Currency Page for such currency. In the event that such rate does not appear on any Reuters World Currency Page, the Spot Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent or the applicable Issuing Bank, as the case may be, and the Parent Borrower, or, in the absence of such an agreement, such Spot Rate shall instead be the arithmetic average of the buy and sell spot rates of exchange of the Administrative Agent or the applicable Issuing Bank, as the case may be, or of one of their respective Affiliates in the market where its, or such Affiliate’s, foreign currency exchange operations in respect of such currency are then being conducted, at approximately 11:00 a.m. (London time), on such date for the purchase of US Dollars for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent or the applicable Issuing Bank may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto.

“Sterling” or “£” means the lawful currency of the United Kingdom.

“Subsidiary” of any Person means any Person of which (or in which) more than 50% of the outstanding capital stock (or similar equity interests) having voting power to elect a majority of the Board of Directors (or similar governing body) of such Person (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“~~Syndication Agent” means the Revolving Syndication Agents and the Term Syndication Agent~~Swingline Advance” means an advance made pursuant to Section 2.22.

“Swingline Commitment” means, with respect to each Swingline Lender, the US Dollar amount set forth opposite its name on Schedule I hereto under the column “Swingline Commitment”. The aggregate amount of the Swingline Commitments as of the Second Amendment Effective Date is US$400,000,000.

“Swingline Exposure” means, at any time, the US Dollar Equivalent Amount of the aggregate principal amount of all Swingline Advances outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its ratable share, based on its Revolving Commitment, of the US Dollar Equivalent Amount of the aggregate principal amount of all Swingline Advances outstanding at such time (excluding, in the case of any Lender that is a Swingline Lender, Swingline Advances made by it and outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Advances), adjusted to give effect to any reallocation under Section 2.20 of the Swingline Exposures of Defaulting Lenders in effect at such time, and (b) in the case of any Lender that is a Swingline Lender, the US Dollar Equivalent Amount of the aggregate principal amount of all Swingline Advances made by such Swingline Lender and outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Advances.

“Swingline Lender” means each of JPMorgan Chase Bank, N.A., Barclays Bank PLC, Bank of America, N.A., Citibank, N.A. and Goldman Sachs Bank USA, in its capacity as a lender of Swingline Advances hereunder.

“Swingline Note” means a promissory note of any Borrower payable to any Swingline Lender, or its registered assigns, in substantially the form of Exhibit A-4 hereto, evidencing the indebtedness of such Borrower to such Swingline Lender resulting from a Swingline Advance made by such Swingline Lender to such Borrower.

“TARGET Day” means any day on which both (a) the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system (or, if such payment system ceases to be operative, such other payment system as shall be determined by the Administrative Agent to be a replacement therefor for purposes hereof) is open for the settlement of payments in Euro and (b) banks in London are open for general business.

“Taxes” has the meaning specified in Section 2.15(a).

“Term Borrowing” means a borrowing consisting of Term Loans of the same Type and, in the case of LIBO Rate Advances, as to which a single Interest Period is in effect.

“Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make ~~a Term Loan on the Closing Date, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender, as such commitment may be (a) reduced pursuant to Section 2.10 and (b) reduced or increased pursuant to assignments by or to such Lender pursuant to Section 9.07. The initial amount of each Lender’s Term Commitment, if any, is set forth on Schedule I under the column “Term Commitment” or~~an Incremental Term Loan as set forth in the applicable ~~Assignment and Acceptance pursuant to which such Lender shall have assumed its Term Commitments, as applicable. The initial aggregate amount of the Term Commitments is US$600,000,000.~~Increase Amendment.

~~“Term Joint Lead Arranger” means J.P. Morgan Securities LLC and CoBank, ACB, each in its capacity as a Term Joint Lead Arranger and Term Joint Bookrunner for the term loan credit facility provided for herein.~~

“Term Lender” means a Lender with a Term Commitment or an outstanding Term Loan.

“Term Loan” means an advance made by a Lender to the Parent Borrower pursuant to Section 2.01(a)(ii). Each Term Loan shall be a Base Rate Advance or a LIBO Rate Advance.

“Term Maturity Date” means ~~the date that is seven years after the Closing Date~~, with respect to any Term Loan, the final scheduled maturity of such Term Loan as set forth in the applicable Increase Amendment.

“Term Note” means a promissory note of the Parent Borrower payable to any Term Lender, or its registered assigns, delivered pursuant to a request made under Section 2.17 in substantially the form of Exhibit A-3 hereto, evidencing the aggregate indebtedness of the Parent Borrower to such Term Lender resulting from the Term Loans held by such Term Lender.

~~“Term Syndication Agent” means CoBank, ACB, in its capacity as a Term Syndication Agent for the term credit facility provided for herein.~~

“Total Shareholders’ Equity” means total shareholders’ equity, as reflected on the consolidated balance sheet of Kraft Heinz and its Subsidiaries prepared in accordance with GAAP (excluding (a) accumulated other comprehensive income or losses, (b) the cumulative effects of any changes in accounting principles, including the adoption of “mark-to-market” accounting in respect of pension and other retirement plans of Kraft Heinz and its Subsidiaries (“Mark-to-Market Pension Accounting”), (c) any income or losses recognized in connection with the ongoing application of Mark-to-Market Pension Accounting and (d) any preferred capital stock).

“Type”, when used in reference to any Advance or Borrowing, refers to whether the rate of interest on such Advance, or on the Advances comprising such Borrowing, is determined by reference to (a) in the case of a Pro Rata Advance or Pro Rata Borrowing, the Base Rate, the Canadian Prime Rate, the LIBO Rate, the EURIBO Rate or the CDO Rate, (b) in the case of a Competitive Bid Advance or Competitive Bid Borrowing, the LIBO Rate, the EURIBO Rate, the CDO Rate or a fixed rate per annum ~~and~~, (c) in the case of a Term Loan or Term Borrowing, the Base Rate or the LIBO Rate, and (d) in the case of a Swingline Advance, the Euro Overnight Rate.

“Unreimbursed Amount” has the meaning specified in Section 2.21(e).

“Unused Line Fee” has the meaning specified in Section 2.09(a).

“US Dollar Equivalent Amount” means, at any time, (a) with respect to any amount in US Dollars, such amount, and (b) with respect to any amount denominated in Euro, Sterling, Canadian Dollars or any other Alternative Currency, the equivalent amount thereof in US Dollars as reasonably determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, at such time pursuant to Section 1.05 on the basis of the Spot Rate (determined, in the case of any Letter of Credit, in respect of the most recent Revaluation Date) with respect to such currency at the time in effect under the provisions of Section 1.05.

“US Dollars” or “US$” means the lawful currency of the United States of America.

“Voting Participant” has the meaning specified in Section 9.07(e)(vii).

“Voting Participant Notification” has the meaning specified in Section 9.07(e)(vii).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02 Computation of Time Periods; Terms Generally. (a) In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

(b) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Except as otherwise provided herein and unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including this Agreement, the Holdco Guaranty Agreement and the Notes) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), and all references to any statute shall be construed as referring to all rules, regulations, rulings and official interpretations promulgated or issued thereunder, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (v) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

SECTION 1.03 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with accounting principles generally accepted in the United States of America (subject to the exceptions set forth in this Section 1.03, “GAAP”), except that if there has been a material change in an accounting principle affecting the definition of an accounting term as compared to that applied in the preparation of the most recent financial statements referred to in Section 4.01(c), then such new accounting principle shall not be used in the determination of the amount associated with that accounting term. A material change in an accounting principle is one that, in the year of its adoption, changes the amount associated with the relevant accounting term for any quarter in such year by more than 10%. For purposes of determining compliance with any covenant set forth in Section 5.01(b) or 5.02, no effect shall be given to any change to GAAP occurring after the Closing Date as a result of the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842) (or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case to the extent such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2016.

SECTION 1.04 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

SECTION 1.05 Exchange Rates; Currency Equivalents. The Administrative Agent shall determine the US Dollar Equivalent Amount of any Borrowing (other than a Swingline Advance) denominated in Euro, Sterling or Canadian Dollars (other than a Canadian Prime Rate Borrowing) two Business Days prior to the initial Interest Period therefor and as of the date two Business Days prior to the commencement of each subsequent Interest Period therefor, in each case using the Spot Rate for such currency in relation to US Dollars in effect on or about the date of determination, and each such amount shall, except as provided in the penultimate sentence of this Section 1.05, be the US Dollar Equivalent Amount of such Borrowing until the next required calculation thereof pursuant to this sentence. The Administrative Agent shall determine the US Dollar Equivalent Amount of any Canadian Prime Rate Borrowing as of the date on which such Borrowing is made and as of the last Business Day of each subsequent calendar quarter, in each case using the Spot Rate for such currency in relation to US Dollars in effect on the last Business Day of the calendar quarter preceding the date of such Borrowing (or, if such Borrowing occurs on the last Business Day of a calendar quarter, on such Business Day) and as of the last Business Day of such subsequent calendar quarter, as the case may be, and each such amount shall, except as provided in the penultimate sentence of this Section 1.05, be the US Dollar Equivalent Amount of such Canadian Prime Rate Borrowing until the next required calculation thereof pursuant to this sentence. In the case of Letters of Credit and Letter of Credit Exposure, (a) the Administrative Agent or the applicable Issuing Bank, as applicable, shall determine the Spot Rate as of each Revaluation Date to be used for calculating US Dollar Equivalent Amounts for any Letter of Credit denominated in an Alternative Currency or the Letter of Credit Exposure and (b) such Spot Rates shall become effective as of the Revaluation Date and shall, except as provided in the penultimate sentence of this Section 1.05, be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. The Administrative Agent may also determine the US Dollar Equivalent Amount of any Borrowing denominated in Euro, Sterling or Canadian Dollars or any Letter of Credit or Letter of Credit Exposure denominated in an Alternative Currency as of such other dates as the Administrative Agent shall select in its discretion, in each case using the Spot Rate in effect on the date of determination, and each such amount shall be the US Dollar Equivalent Amount of such Borrowing or such Letter of Credit or Letter of Credit Exposure until the next calculation thereof pursuant to this Section 1.05. The Administrative Agent or the applicable Issuing Bank, as applicable, shall notify the Parent Borrower and the Lenders of each determination of the US Dollar Equivalent Amount of each Borrowing denominated in Euro, Sterling or Canadian Dollars and each Letter of Credit or any Letter of Credit Exposure denominated in an Alternative Currency. The Administrative Agent shall determine the US Dollar Equivalent Amount of any Swingline Advance as of the date on which such Swingline Advance is made, using the applicable Spot Rate in effect on such date, and such amount shall be the US Dollar Equivalent Amount of such Swingline Advance.

ARTICLE II

Amounts and Terms of the Advances and Letters of Credit

SECTION 2.01 Commitments.

(a) Obligation To Make Committed Advances. (i) Each Revolving Lender severally agrees, on the terms and conditions hereinafter set forth, to make Pro Rata Advances to any Borrower in US Dollars, Euro, Sterling or Canadian Dollars from time to time on any Business Day during the period from the ~~Closing~~Second Amendment Effective Date until the Revolving Maturity Date in an aggregate principal amount that will not result in (A) the Revolving Credit Exposure of any Revolving Lender exceeding its Revolving Commitment or (B) the Aggregate Alternative Currency Exposure exceeding the Alternative Currency Sublimit; provided, however, that the aggregate amount of the Revolving Commitments of the Revolving Lenders shall be deemed used from time to time to the extent of the Aggregate Competitive Bid Exposure then outstanding and such deemed use of the aggregate amount of the Revolving Commitments shall be allocated among the Revolving Lenders ratably according to their respective Revolving Commitments (such deemed use of the aggregate amount of the Revolving Commitments being a “Competitive Bid Reduction”). Within the limits of each Lender’s Revolving Commitment and subject to this Section 2.01, any Borrower may borrow Pro Rata Advances under this Section 2.01(a)(i), prepay Pro Rata Advances pursuant to Section 2.11 ~~or repay Pro Rata Advances pursuant to Section 2.03~~ and reborrow Pro Rata Advances under this Section 2.01(a)(i).

(ii) Each Term Lender severally agrees, on the terms and conditions ~~hereinafter~~ set forth in the applicable Increase Amendment, to make ~~a~~an Incremental Term Loan to the Parent Borrower in US Dollars on the ~~Closing D~~date set forth in the applicable Increase Amendment in a principal amount not exceeding such Lender’s Term Commitment. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

(b) Amount of Committed Borrowings. Each Committed Borrowing shall be in an aggregate amount of no less than the Borrowing Minimum or an integral multiple of Borrowing Multiple in excess thereof.

(c) Type of Committed Advances. Each Committed Borrowing shall consist of Committed Advances of the same Class, Type and currency made on the same day to the same Borrower by the applicable Lenders ratably according to their respective Commitments of such Class. Subject to Sections 2.06(b), 2.08~~(c)~~ and 2.13, (i) each Pro Rata Borrowing denominated in US Dollars shall be comprised entirely of Base Rate Advances or LIBO Rate Advances, as the applicable Borrower may request in accordance herewith, provided that Base Rate Advances shall be available solely to the Parent Borrower and any other Borrower that is a Domestic Subsidiary, (ii) each Pro Rata Borrowing denominated in Euros shall be comprised entirely of EURIBO Rate Advances, (iii) each Pro Rata Borrowing denominated in Sterling shall be comprised entirely of LIBO Rate Advances, (iv) each Pro Rata Borrowing denominated in Canadian Dollars shall be comprised entirely of Canadian Prime Rate Advances or CDO Rate Advances, as the applicable Borrower may request in accordance herewith, and (v) each Term Borrowing shall be comprised entirely of Base Rate Advances or LIBO Rate Advances, as the Parent Borrower may request in accordance herewith. Each Swingline Advance shall be a Euro Overnight Advance. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 (or such greater number as may be agreed to by the Administrative Agent) LIBO Rate Borrowings, EURIBO Rate Borrowings and CDO Rate Borrowings outstanding.

SECTION 2.02 Making the Committed Advances.

(a) Notice of Committed Borrowing. Each Pro Rata Borrowing or Term Borrowing shall be made on notice, given not later than (x) 11:00 a.m. (Local Time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of LIBO Rate Advances denominated in US Dollars, Canadian Prime Rate Advances or CDO Rate Advances, (y) 11:00 a.m. (Local Time) on the fourth Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of LIBO Rate Advances denominated in Sterling or EURIBO Rate Advances or (z) 9:00 a.m. (Local Time) on the Business Day of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the applicable Borrower (or the Parent Borrower on its behalf), to the Administrative Agent, which shall give to each Lender of the applicable Class prompt notice thereof. Each such notice of a Committed Borrowing (a “Notice of Committed Borrowing”) shall be in writing ~~(or, in the case of Committed Borrowings denominated in US Dollars, by telephone promptly confirmed in writing),~~ delivered by email or facsimile, signed by a duly authorized officer of the applicable Borrower (or of the Parent Borrower, as applicable) and in substantially the form of Exhibit B-1 hereto, specifying therein in compliance with Section 2.01:

(i) whether the requested Committed Borrowing is to be a Term Borrowing or a Pro Rata Borrowing,

(ii) the date of such Committed Borrowing,

(iii) the Type of Advances comprising such Committed Borrowing,

(iv) the aggregate amount and currency of such Committed Borrowing, and

(v) in the case of a Committed Borrowing consisting of LIBO Rate Advances, EURIBO Rate Advances or CDO Rate Advances, the initial Interest Period for each such Committed Advance.

Notwithstanding anything herein to the contrary, no Borrower may select LIBO Rate Advances, EURIBO Rate Advances or CDO Rate Advances, as applicable, for any Committed Borrowing if the obligation of the Lenders to make LIBO Rate Advances, EURIBO Rate Advances or CDO Rate Advances, as the case may be, shall then be suspended pursuant to Section 2.06(b), 2.08~~(c)~~ or 2.13.

If no currency is specified with respect to any requested Pro Rata Borrowing, then the applicable Borrower shall be deemed to have selected US Dollars. If no election as to the Type of Committed Borrowing is specified, then the requested Borrowing shall be (A) in the case of a Committed Borrowing denominated in US Dollars and made to the Parent Borrower or any other Borrower that is a Domestic Subsidiary, a Base Rate Borrowing (and otherwise, a LIBO Rate Borrowing), (B) in the case of a Pro Rata Borrowing denominated in Euros, a EURIBO Rate Borrowing, (C) in the case of a Pro Rata Borrowing denominated in Sterling, a LIBO Rate Borrowing and (D) in the case of a Pro Rata Borrowing denominated in Canadian Dollars, a Canadian Prime Rate Borrowing. If no Interest Period is specified with respect to any requested LIBO Rate Borrowing, EURIBO Rate Borrowing or CDO Rate Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(b) Funding Committed Advances. Each Lender shall, before 11:00 a.m. (Local Time) on the date of such Committed Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent Account, in same day funds in the applicable currency, such Lender’s ratable portion (based on the respective Commitments of the applicable Class) of such Committed Borrowing. Promptly after receipt of such funds by the Administrative Agent, and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the relevant Borrower at the address of the Administrative Agent referred to in Section 9.02. Each Lender at its option may make any Advance by causing any domestic or foreign branch or Affiliate of such Lender to make such Advance; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Advance in accordance with the terms of this Agreement. ~~The source of any funds used to make any Advance is not and will not be plan assets as defined under the regulations of the Department of Labor of any plan subject to Title I of ERISA or Section 4975 of the Internal Revenue Code.~~

(c) Irrevocable Notice. Each Notice of Committed Borrowing of any Borrower shall be irrevocable and binding on such Borrower. In the case of any Committed Borrowing that the related Notice of Committed Borrowing specifies to be (or that pursuant to Section 2.02(a) are deemed to be so specified) comprised of LIBO Rate Advances, EURIBO Rate Advances or CDO Rate Advances, the Borrower requesting such Committed Borrowing shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Committed Borrowing for such Committed Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Committed Advance to be made by such Lender as part of such Committed Borrowing when such Committed Advance, as a result of such failure, is not made on such date.

(d) Lender’s Ratable Portion. Unless the Administrative Agent shall have received notice from a Lender prior to 11:00 a.m. (Local Time) on the day of any Committed Borrowing that such Lender will not make available to the Administrative Agent such Lender’s ratable portion (based on the respective Commitments of the applicable Class) of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Committed Borrowing in accordance with Section 2.02(b) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower requesting such Committed Borrowing on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and such Borrower severally agree to repay to the Administrative Agent, forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at:

(i) in the case of such Borrower, the interest rate applicable at the time to Committed Advances comprising such Committed Borrowing in respect of such amount, and

(ii) in the case of such Lender, (1) in the case of Committed Borrowings denominated in US Dollars, the higher of (A) the New York Fed Bank Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation in US Dollars or (2) in the case of Committed Borrowings denominated in Sterling, Euro or Canadian Dollars, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation in the applicable currency.

If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Committed Advance as part of such Committed Borrowing for purposes of this Agreement.

(e) Independent Lender Obligations. The failure of any Lender to make the Committed Advance to be made by it as part of any Committed Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Committed Advance on the date of such Committed Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Committed Advance to be made by such other Lender on the date of any Committed Borrowing.

(f) Swingline Advances. This Section 2.02 shall not apply to Swingline Advances, which shall be governed by Section 2.22.

SECTION 2.03 Repayment of Committed Advances.

(a) Each Borrower shall repay to the Administrative Agent for the account of each Revolving Lender on the Revolving Maturity Date applicable to such Revolving Lender the unpaid principal amount of the Pro Rata Advances of such Revolving Lender to such Borrower then outstanding.

(b) The Parent Borrower shall repay to the Administrative Agent for the account of each Term Lender on the Term Maturity Date the unpaid principal amount of the Term Loans of such Term Lender then outstanding.

SECTION 2.04 Interest on Committed Advances.

(a) Scheduled Interest. Each Borrower shall pay interest on the unpaid principal amount of each Committed Advance owing by such Borrower to each Lender from the date of such Committed Advance until such principal amount shall be paid in full, at the following rates per annum:

(i) Base Rate Advances. During such periods as such Committed Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears quarterly on the last Business Day of each March, June, September and December, and on the date such Base Rate Advance shall be Converted or paid in full and on the Maturity Date applicable thereto.

(ii) LIBO Rate Advances. During such periods as such Committed Advance is a LIBO Rate Advance, a rate per annum equal at all times, during each Interest Period for such Committed Advance, to the sum of (A) the LIBO Rate for such Interest Period for such Committed Advance plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period, and on the date such LIBO Rate Advance shall be Converted or paid in full and on the Maturity Date applicable thereto.

(iii) EURIBO Rate Advances. During such periods as such Pro Rata Advance is a EURIBO Rate Advance, a rate per annum equal at all times, during each Interest Period for such Pro Rata Advance, to the sum of (A) the EURIBO Rate for such Interest Period for such Pro Rata Advance plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period, and on the date such EURIBO Rate Advance shall be Converted or paid in full and on the Maturity Date applicable thereto.

(iv) CDO Rate Advances. During such periods as such Pro Rata Advance is a CDO Rate Advance, a rate per annum equal, at all times during each Interest Period for such Pro Rata Advance, to the sum of (A) the CDO Rate for such Interest Period for such Pro Rata Advance plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period, and on the date such CDO Rate Advance shall be Converted or paid in full and on the Maturity Date applicable thereto.

(v) Canadian Prime Rate Advances. During such periods as such Pro Rata Advance is a Canadian Prime Rate Advance, a rate per annum equal at all times to the sum of (A) the Canadian Prime Rate in effect from time to time plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears quarterly on the last Business Day of each March, June, September and December, and on the date such Canadian Prime Rate Advance shall be Converted or paid in full and on the Maturity Date applicable thereto.

(b) Default Interest. If any principal of or interest on any Committed Advance or any fee or other amount payable by a Borrower hereunder (other than principal of or interest on any Competitive Bid Advance) is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, payable in arrears (i) in the case of overdue principal or interest on any such Committed Advance, on the dates referred to in the applicable subclause of Section 2.04(a) for such Type of Advance and (ii) in the case of any other amounts, on the dates referred to in Section 2.04(a)(i), at a rate per annum equal at all times to (A) in the case of overdue principal of any such Committed Advance, 1% per annum above the rate per annum otherwise required to be paid on such Committed Advance as provided in Section 2.04(a), (B) in the case of any other amount denominated in US Dollars, 1% per annum plus the rate applicable to Base Rate Advances that are Pro Rata Advances as provided in Section 2.04(a)(i), (C) in the case of any other amount denominated in Canadian Dollars, 1% per annum plus the rate applicable to Canadian Prime Rate Advances as provided in Section 2.04(a)(v) or (D) in the case of any other amount denominated in any other currency, including Euro or Sterling, 1% per annum plus the rate per annum determined by the Administrative Agent for overnight deposits in such currency at approximately 11:00 a.m. (Local Time) by reference to the applicable Reuters screen page that displays such rate (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion), plus the Applicable Pro Rata Interest Rate Margin that would be applicable to LIBO Rate Advances.

SECTION 2.05 Additional Interest on LIBO Rate Advances. Each Borrower shall pay to each Lender, so long as such Lender shall be required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each LIBO Rate Advance denominated in US Dollars of such Lender to such Borrower, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (~~i~~a) the LIBO Rate for the Interest Period then applicable to such Advance from (~~ii~~b) the rate obtained by dividing such LIBO Rate by a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Lender and notified to the Parent Borrower through the Administrative Agent.

SECTION 2.06 Conversion of Committed Advances.

(a) Conversion upon Absence of Interest Period. If any Borrower (or the Parent Borrower on behalf of any other Borrower) shall fail to select the duration of any Interest Period for any LIBO Rate Advance, EURIBO Rate Advance or CDO Rate Advance in accordance with the provisions contained in the definition of the term “Interest Period” or to give notice of a voluntary Conversion under Section 2.06(c), the Administrative Agent will forthwith so notify such Borrower and the Lenders of the applicable Class and such Advance will automatically, on the last day of the then existing Interest Period therefor, but subject to the provisions of Sections 2.06(b), 2.08 and 2.13, Convert into a LIBO Rate Advance, EURIBO Rate Advance or CDO Rate Advance, as applicable, with a one month Interest Period.

(b) Conversion upon Event of Default. Upon the occurrence and during the continuance of any Event of Default under Section 6.01(a), the Administrative Agent or a Majority in Interest of Lenders of the applicable Class may elect that (i) unless repaid, each LIBO Rate Advance of such Class denominated in US Dollars made to the Parent Borrower or any other Borrower that is a Domestic Subsidiary be, on the last day of the then existing Interest Period therefor, Converted into Base Rate Advances of such Class, (ii) unless repaid, each LIBO Rate Advance made to a Borrower that is not the Parent Borrower or a Domestic Subsidiary, each LIBO Rate Advance denominated in Sterling and each EURIBO Rate Advance be, on the last day of the then existing Interest Period therefor, Converted into a LIBO Rate Advance or a EURIBO Rate Advance, as applicable, of such Class with a one month Interest Period, (iii) unless repaid, each CDO Rate Advance be, on the last day of the then existing Interest Period therefor, Converted into Canadian Prime Rate Advances of such Class and (iv) the obligation of the Lenders of such Class to Convert Base Rate Advances into LIBO Rate Advances or Canadian Prime Rate Advances into CDO Rate Advances, as applicable, be suspended.

(c) Voluntary Conversion. Subject to the provisions of Sections 2.06(b), 2.08~~(c)~~ and 2.13, any Borrower may Convert, on any Business Day, all of its Committed Advances of one Class and Type constituting the same Committed Borrowing into Committed Advances of the same Class but of another Type or, in the case of Committed Advances that are LIBO Rate Advances, EURIBO Rate Advances or CDO Rate Advances, into Committed Advances of the same Class and the same Type for a new Interest Period, in each case upon notice ~~given to the Administrative Agent~~ of such proposed Conversion given by the applicable Borrower (or the Parent Borrower on its behalf) to the Administrative Agent by the time that a Notice of Committed Borrowing would be required under Section 2.02 if such Borrower were requesting a Committed Borrowing of the Class and Type and in the currency resulting from such Conversion to be made on the effective date of such Conversion; provided, however, that a Conversion of a LIBO Rate Advance into a Base Rate Advance or a CDO Rate Advance into a Canadian Prime Rate Advance, or a Conversion of any LIBO Rate Advance, EURIBO Rate Advance or CDO Rate Advance into a Committed Advance of the same Type for a new Interest Period, in each case may be made on, and only on, the last day of an Interest Period then applicable thereto. Notwithstanding any other provision of this Section, no Borrower shall be permitted to change the currency of any Committed Borrowing or Convert any Committed Borrowing to a Type that does not comply with Section 2.01(c). Each such notice of a Conversion shall be in writing, signed by a duly authorized officer of the applicable Borrower (or of the Parent Borrower, as applicable) and shall, within the restrictions specified above, specify:

(i) the date of such Conversion;

(ii) the Pro Rata Advances or Term Loans to be Converted; and

(iii) if such Conversion is into LIBO Rate Advances, EURIBO Rate Advances or CDO Rate Advances, the duration of the Interest Period therefor.

SECTION 2.07 The Competitive Bid Advances.

(a) Competitive Bid Advances’ Impact on Revolving Commitments. Each Revolving Lender severally agrees that any Borrower may make Competitive Bid Borrowings in US Dollars, Euro, Sterling or Canadian Dollars, or in any other Alternative Currency, under this Section 2.07 from time to time on any Business Day during the period from the ~~Closing~~Second Amendment Effective Date until the Revolving Maturity Date in the manner set forth below; provided that, following the making of each Competitive Bid Borrowing, the sum of the Aggregate Revolving Credit Exposure and the Aggregate Competitive Bid Exposure then outstanding shall not exceed the aggregate amount of the Revolving Commitments of the Revolving Lenders. As provided in Section 2.01(a)(i), the aggregate amount of the Revolving Commitments of the Revolving Lenders shall be deemed used from time to time to the extent of the Aggregate Competitive Bid Exposure then outstanding, and such deemed use of the aggregate amount of the Revolving Commitments shall be applied to the Revolving Lenders ratably according to their respective Revolving Commitments; provided, however, that any Revolving Lender’s Competitive Bid Advances shall not otherwise reduce that Revolving Lender’s obligation to lend its pro rata share of the remaining available Revolving Commitments.

(b) Notice of Competitive Bid Borrowing. Any Borrower may request a Competitive Bid Borrowing under this Section 2.07 by delivering to the Administrative Agent, by email or facsimile, a notice of a Competitive Bid Borrowing (a “Notice of Competitive Bid Borrowing”), signed by its duly authorized officer and in substantially the form of Exhibit B-2 hereto, specifying therein the following:

(i) the date of such proposed Competitive Bid Borrowing;

(ii) the aggregate amount and currency of such proposed Competitive Bid Borrowing;

(iii) the interest rate basis and day count convention to be offered by the Revolving Lenders;

(iv) in the case of a Competitive Bid Borrowing consisting of Floating Rate Bid Advances, Interest Period, or in the case of a Competitive Bid Borrowing consisting of Fixed Rate Bid Advances, the maturity date for repayment of each Fixed Rate Bid Advance to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring seven days after the date of such Competitive Bid Borrowing or later than the earlier of (A) 360 days after the date of such Competitive Bid Borrowing and (B) the Revolving Maturity Date);

(v) the interest payment date or dates relating thereto;

(vi) location of such Borrower’s account to which funds are to be advanced; and

(vii) other terms (if any) to be applicable to such Competitive Bid Borrowing.

A Borrower requesting a Competitive Bid Borrowing shall deliver a Notice of Competitive Bid Borrowing to the Administrative Agent not later than 10:00 a.m. (Local Time) (x) at least two Business Days prior to the date of the proposed Competitive Bid Borrowing, if such Borrower shall specify in the Notice of Competitive Bid Borrowing that the Competitive Bid Borrowing shall be Fixed Rate Bid Advances, (y) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if such Borrower shall specify in the Notice of Competitive Bid Borrowing that the Competitive Bid Borrowing shall be Floating Rate Bid Advances denominated in US Dollars or (z) at least five Business Days prior to the date of the proposed Competitive Bid Borrowing, if such Borrower shall specify in the Notice of Competitive Bid Borrowing that the Competitive Bid Borrowing shall be Floating Rate Bid Advances denominated in Euro, Sterling or Canadian Dollars or in any other Alternative Currency. Each Notice of Competitive Bid Borrowing shall be irrevocable and binding on such Borrower. The Administrative Agent shall in turn promptly notify each Revolving Lender of each request for a Competitive Bid Borrowing received by it from such Borrower by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.

(c) Discretion as to Competitive Bid Advances. Each Revolving Lender may, in its sole discretion, elect to irrevocably offer to make one or more Competitive Bid Advances to the applicable Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to such Borrower), before 9:30 a.m. (Local Time) (A) on the Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Bid Advances, (B) on the third Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Bid Advances denominated in US Dollars and (C) on the fourth Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Bid Advances denominated in Euro, Sterling or Canadian Dollars or in any other Alternative Currency; provided that, if the Administrative Agent in its capacity as a Revolving Lender shall, in its sole discretion, elect to make any such offer, it shall notify such Borrower of such offer at least 30 minutes before the time and on the date on which notice of such election is to be given by any other Revolving Lender to the Administrative Agent. In such notice, the Revolving Lender shall specify the following:

(i) the minimum amount and maximum amount of each Competitive Bid Advance which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of Section 2.07(a), exceed such Lender’s Revolving Commitment);

(ii) the rate or rates of interest therefor; and

(iii) such Lender’s Applicable Lending Office with respect to such Competitive Bid Advance.

If any Revolving Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent before 9:30 a.m. (Local Time) on the date on which notice of such election is to be given to the Administrative Agent by the other Revolving Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Advance as part of such Competitive Bid Borrowing; provided further that the failure by any Revolving Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Advance as part of such proposed Competitive Bid Borrowing.

(d) Selection of Lender Bids. The Borrower proposing the Competitive Bid Borrowing shall, in turn, (A) before 12:00 p.m. (Local Time) on the Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Bid Advances, (B) before 12:00 p.m. (Local Time) on the third Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Bid Advances denominated in US Dollars and (C) before 12:00 p.m. (Local Time) on the fourth Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Bid Advances denominated in Euro, Sterling or Canadian Dollars or in any other Alternative Currency, either:

(i) cancel such Competitive Bid Borrowing by giving the Administrative Agent notice to that effect, or

(ii) accept, in its sole discretion, one or more of the offers made by any Revolving Lender or Revolving Lenders pursuant to Section 2.07(c), by giving notice to the Administrative Agent of the amount of each Competitive Bid Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to such Borrower by the Administrative Agent on behalf of such Revolving Lender, for such Competitive Bid Advance pursuant to Section 2.07(c) to be made by each Revolving Lender as part of such Competitive Bid Borrowing) and reject any remaining offers made by Revolving Lenders pursuant to Section 2.07(c) by giving the Administrative Agent notice to that effect. Such Borrower shall accept the offers made by any Revolving Lender or Revolving Lenders to make Competitive Bid Advances in order of the lowest to the highest rates of interest offered by such Revolving Lenders. If two or more Revolving Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated among such Revolving Lenders in proportion to the maximum amount that each such Revolving Lender offered at such interest rate.

If the Borrower proposing such Competitive Bid Borrowing notifies the Administrative Agent that such Competitive Bid Borrowing is canceled pursuant to Section 2.07(d)(i), or if such Borrower fails to give timely notice in accordance with this Section 2.07(d), the Administrative Agent shall give prompt notice thereof to the Revolving Lenders and such Competitive Bid Borrowing shall not be made.

(e) Competitive Bid Borrowing. If the Borrower proposing such Competitive Bid Borrowing accepts one or more of the offers made by any Revolving Lender or Revolving Lenders pursuant to Section 2.07(d)(ii), the Administrative Agent shall in turn promptly notify:

(i) each Revolving Lender that has made an offer as described in Section 2.07(c), whether or not any offer or offers made by such Revolving Lender pursuant to Section 2.07(c) have been accepted by such Borrower;

(ii) each Revolving Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, of the date and amount of each Competitive Bid Advance to be made by such Revolving Lender as part of such Competitive Bid Borrowing; and

(iii) each Revolving Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing on their face to fulfill the applicable conditions set forth in Article III.

When each Revolving Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing has received notice pursuant to Section 2.07(e)(iii), such Revolving Lender shall, before 11:00 a.m. (Local Time), on the date of such Competitive Bid Borrowing specified in the notice received from the Administrative Agent pursuant to Section 2.07(e)(i), make available for the account of its Applicable Lending Office to the Administrative Agent, at its address referred to in Section 9.02, in same day funds in the applicable currency, such Lender’s portion of such Competitive Bid Borrowing. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available in like funds to such Borrower at the address of the Administrative Agent referred to in Section 9.02. Promptly after each Competitive Bid Borrowing, the Administrative Agent will notify each Revolving Lender of the amount of the Competitive Bid Borrowing, the consequent Competitive Bid Reduction and the dates upon which such Competitive Bid Reduction commenced and will terminate.

(f) Irrevocable Notice. If the Borrower proposing such Competitive Bid Borrowing notifies the Administrative Agent that it accepts one or more of the offers made by any Revolving Lender or Revolving Lenders pursuant to Section 2.07(c), such notice of acceptance shall be irrevocable and binding on such Borrower. Such Borrower shall indemnify each Revolving Lender against any loss, cost or expense incurred by such Revolving Lender as a result of any failure to fulfill on or before the date specified in the related Notice of Competitive Bid Borrowing for such Competitive Bid Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Revolving Lender to fund the Competitive Bid Advance to be made by such Revolving Lender as part of such Competitive Bid Borrowing when such Competitive Bid Advance, as a result of such failure, is not made on such date.

(g) Amount of Competitive Bid Borrowings; Competitive Bid Notes. Each Competitive Bid Borrowing shall be in an aggregate amount of no less than the Borrowing Minimum or an integral multiple of the Borrowing Multiple in excess thereof and, following the making of each Competitive Bid Borrowing, the sum of Aggregate Revolving Credit Exposure and the Aggregate Competitive Bid Exposure then outstanding shall not exceed the aggregate amount of the Revolving Commitments of the Revolving Lenders. Within the limits and on the conditions set forth in this Section 2.07, any Borrower may from time to time borrow under this Section 2.07, prepay pursuant to Section 2.11 or repay pursuant to Section 2.07(h), and reborrow under this Section 2.07; provided that a Competitive Bid Borrowing shall not be made within two Business Days of the date of any other Competitive Bid Borrowing. The indebtedness of any Borrower resulting from each Competitive Bid Advance made to such Borrower as part of a Competitive Bid Borrowing shall be evidenced by a separate Competitive Bid Note of such Borrower payable to the Revolving Lender, or its registered assigns, making such Competitive Bid Advance.

(h) Repayment of Competitive Bid Advances. On the maturity date of each Competitive Bid Advance provided in the Competitive Bid Note evidencing such Competitive Bid Advance, the applicable Borrower shall repay to the Administrative Agent for the account of each Revolving Lender that has made a Competitive Bid Advance the then unpaid principal amount of such Competitive Bid Advance in the applicable currency. No Borrower shall have any right to prepay any principal amount of any Competitive Bid Advance except on the terms set forth in the Competitive Bid Note evidencing such Competitive Bid Advance.

(i) Interest on Competitive Bid Advances. Each Borrower that has borrowed through a Competitive Bid Borrowing shall pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance to the date the principal amount of such Competitive Bid Advance is repaid in full, at the rate of interest for such Competitive Bid Advance and on the interest payment date or dates set forth in the Competitive Bid Note evidencing such Competitive Bid Advance. If any principal of or interest on any Competitive Bid Advance payable by a Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, payable in arrears on the date or dates interest is payable on such Competitive Bid Advance, at a rate per annum equal at all times to 1% per annum above the rate per annum required to be paid on such Competitive Bid Advance under the terms of the Competitive Bid Note evidencing such Competitive Bid Advance unless otherwise agreed in such Competitive Bid Note.

(j) Independent Lender Obligations. The failure of any Revolving Lender to make the Competitive Bid Advance to be made by it as part of any Competitive Bid Borrowing shall not relieve any other Revolving Lender of its obligation, if any, hereunder to make its Competitive Bid Advance on the date of such Competitive Bid Borrowing, but no Revolving Lender shall be responsible for the failure of any other Revolving Lender to make the Competitive Bid Advance to be made by such other Revolving Lender on the date of any Competitive Bid Borrowing.

SECTION 2.08 LIBO/EURIBO/CDO/Euro Overnight Rate Determination.

(a) Methods to Determine LIBO/EURIBO/CDO/Euro Overnight Rate. The Administrative Agent shall determine (which determination shall be conclusive absent manifest error) the LIBO Rate, the EURIBO Rate ~~and~~, the CDO Rate and the Euro Overnight Rate by using the methods described in the definitions of the terms “LIBO Rate”, “EURIBO Rate” ~~and~~, “CDO Rate” and “Euro Overnight Rate”, as the case may be, and shall give prompt notice to the Parent Borrower and the applicable other Borrowers and Lenders of such determinations.

(b) Inability to Determine Rate. In the event that the Administrative Agent determines (which determination shall be conclusive absent manifest error) that~~,~~ (x) prior to the commencement of any Interest Period for any LIBO Rate Advance, EURIBO Rate Advance, CDO Rate Advance or Floating Rate Advance, the LIBO Rate, the EURIBO Rate or the CDO Rate, as the case may be, cannot be determined for such Interest Period or (y) in the case of any Swingline Advance, the Euro Overnight Rate cannot be determined at any time, in each case, by the method described in Section 2.08(a), then:

(i) the Administrative Agent shall forthwith notify the Parent Borrower and the Lenders that the interest rate cannot be determined for such LIBO Rate Advance, EURIBO Rate Advance, CDO Rate Advance ~~or~~, Floating Rate Bid Advance or Euro Overnight Rate Advance, as the case may be;

(ii) with respect to each Advance bearing interest at the LIBO Rate that is denominated in US Dollars and made to the Parent Borrower or a Borrower that is a Domestic Subsidiary, such Advance will, on the last day of the then existing Interest Period therefor, be prepaid by the applicable Borrower or be automatically Converted into a Base Rate Advance;

(iii) with respect to each Advance bearing interest at the CDO Rate, such Advance will, on the last day of the then existing Interest Period therefor, be prepaid by the applicable Borrower or be automatically Converted into a Canadian Prime Rate Advance;

(iv) with respect to each Advance bearing interest at the LIBO Rate that is denominated in US Dollars (if made to a Borrower other than the Parent Borrower or a Domestic Subsidiary) or in Sterling and each EURIBO Rate Advance, such Advance will, on the last day of the then existing Interest Period therefor, be prepaid by the applicable Borrower; ~~and~~

(v) with respect to each Swingline Advance, such Advance will, on the first Business Day following the date of the notice referred to in clause (i) above, be prepaid by the applicable Borrower; and

~~(v)~~(vi) the obligation of the applicable Lenders to make LIBO Rate Advances, EURIBO Rate Advances, CDO Rate Advances, Euro Overnight Rate Advances or the applicable Floating Rate Bid Advances, to Convert Base Rate Advances into LIBO Rate Advances or to Convert Canadian Prime Rate Advances into CDO Rate Advances, as the case may be, shall be suspended until the Administrative Agent shall notify the Parent Borrower and the applicable Lenders that the circumstances causing such suspension no longer exist.

The Administrative Agent shall give prompt notice to the Parent Borrower and the applicable Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.04(a)(i), 2.04(a)(ii), 2.04(a)(iii), 2.04(a)(iv) ~~or~~, 2.04(a)(v) or 2.22(d).

(c) Inadequate LIBO/EURIBO/CDO Rate. If, with respect to any LIBO Rate Advances, EURIBO Rate Advances or CDO Rate Advances, a Majority in Interest of Lenders of the applicable Class notifies the Administrative Agent that (i) in the case of any Borrowing of such Advances, they are unable to obtain matching deposits in the Relevant Interbank Market at or about the Specified Time on the Quotation Day for such Borrowing in sufficient amounts to fund their respective Advances as a part of such Borrowing during the Interest Period therefor or (ii) the LIBO Rate, EURIBO Rate or CDO Rate, as the case may be, for any Interest Period for such Advances will not adequately reflect the cost to such Majority in Interest of Lenders of making, funding or maintaining their respective Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Parent Borrower and the Lenders of the applicable Class, whereupon (A) the Borrower of any such LIBO Rate Advances denominated in US Dollars will, on the last day of the then existing Interest Period therefor, (x) prepay such Advances or (y) if such Borrower is the Parent Borrower or a Domestic Subsidiary, Convert such Advances into Base Rate Advances, (B) the Borrower of any such CDO Rate Advances will, on the last day of the then existing Interest Period therefor, (x) prepay such Advances or (y) Convert such Advances into Canadian Prime Rate Advances, (C) the Borrower of any such LIBO Rate Advances denominated in Sterling or any such EURIBO Rate Advances will, on the last day of the then existing Interest Period therefor, prepay such Advances and (D) the obligation of the Lenders of the applicable Class to make LIBO Rate Advances, EURIBO Rate Advances or CDO Rate Advances, to Convert Base Rate Advances into LIBO Rate Advances or to Convert Canadian Prime Rate Advances into CDO Rate Advances, as the case may be, shall be suspended until the Administrative Agent shall notify the Parent Borrower and the applicable Lenders that the circumstances causing such suspension no longer exist. In the case of clause (ii) above, each such Lender shall certify its cost of funds for each Interest Period to the Administrative Agent and the Parent Borrower as soon as practicable but in any event not later than 10 Business Days after the last day of such Interest Period.

(d) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in paragraph (b) of this Section have arisen (including because the applicable Screen Rate is not available or published on a current basis) and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in paragraph (b) of this Section have not arisen but either (w) the supervisor for the administrator of the applicable Screen Rate has made a public statement that the administrator of such Screen Rate is insolvent (and there is no successor administrator that will continue publication of such Screen Rate), (x) the administrator of the applicable Screen Rate has made a public statement identifying a specific date after which such Screen Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of such Screen Rate), (y) the supervisor for the administrator of the applicable Screen Rate has made a public statement identifying a specific date after which such Screen Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the applicable Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the applicable Screen Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Parent Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate, the EURIBO Rate or the CDO Rate, as applicable, that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans denominated in the applicable currency at such time in the United States, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (it being understood that such amendment shall not reduce the Applicable Interest Rate Margin); provided that if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. Such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date a copy of such amendment is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this paragraph (but, in the case of the circumstances described in clause (ii) above, only to the extent the applicable Screen Rate for such Interest Period is not available or published at such time on a current basis), clauses (ii), (iii), (iv) and (vi) of paragraph (b) of this Section shall be applicable.

SECTION 2.09 Fees.

(a) Unused Line Fee. The Parent Borrower agrees to pay to the Administrative Agent, in US Dollars, for the account of each Revolving Lender an unused line fee (the “Unused Line Fee”) on the aggregate daily amount of such Revolving Lender’s undrawn Revolving Commitments (without giving effect to any Competitive Bid Reduction) accruing at the Applicable Unused Line Fee Rate, in each case, from the ~~Closing~~Second Amendment Effective Date and until the Revolving Maturity Date, payable on the last Business Day of each March, June, September and December until the Revolving Maturity Date and on the Revolving Maturity Date.

(b) Other Fees. The Parent Borrower shall pay to the Administrative Agent for its own account or for the accounts of the Revolving Joint Lead Arrangers or Lenders, as applicable, such fees, and at such times, as shall have been separately agreed between the Parent Borrower and the Administrative Agent or the Revolving Joint Lead Arrangers.

(c) Letter of Credit Fees, Etc.

(i) The Parent Borrower shall pay to the Administrative Agent, in US Dollars, for the account of each Revolving Lender (including each Issuing Bank) a fee (the “Letter of Credit Participation Fee”), payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the ~~Closing~~Second Amendment Effective Date, and on the Revolving Maturity Date (and, if any Letter of Credit Exposure shall remain outstanding after the Revolving Maturity Date (other than any Letter of Credit Exposure attributable to Post-Maturity Letter of Credit to the extent that, under Section 2.21, the Revolving Lenders shall have no participation obligations with respect thereto), on demand thereafter), on the average daily amount of such Revolving Lender’s Letter of Credit Exposure during such quarter at a rate per annum equal to the Applicable Pro Rata Interest Rate Margin for LIBO Rate Advances. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.04.

(ii) The Parent Borrower shall pay to each Issuing Bank, in US Dollars, for its own account (A) a fronting fee (the “Letter of Credit Fronting Fee”), payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the ~~Closing~~Second Amendment Effective Date, and on the Revolving Maturity Date (and, if any Letter of Credit Exposure shall remain outstanding after the Revolving Maturity Date (other than any Letter of Credit Exposure attributable to Post-Maturity Letters of Credit if alternative arrangements have been agreed with respect thereto by the Parent Borrower and the applicable Issuing Bank pursuant to Section 2.09(c)(iii)), on demand thereafter), on the US Dollar Equivalent Amount of the average daily amount of Letters of Credit issued by such Issuing Bank at a rate per annum as may be separately agreed by the Parent Borrower and such Issuing Bank and (B) such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.

(iii) The Parent Borrower shall pay to each Issuing Bank, in US Dollars, for its own account a Letter of Credit fee with respect to each Post-Maturity Letter of Credit during the period from the Revolving Maturity Date to but excluding the date on which such Post-Maturity Letter of Credit expires, at a rate and payable on such dates during such period as the applicable Issuing Bank and the Parent Borrower shall reasonably agree upon at the time of issuance of such Post-Maturity Letter of Credit. This Section 2.09(c)(iii) shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

SECTION 2.10 Termination or Reduction of Commitments and Extension of Revolving Maturity Date. ~~(a)~~

(a) Termination or Reduction of Commitments. (i) The Parent Borrower shall have the right, upon at least three Business Days’ notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders of any Class; provided that each partial reduction of the Commitments of any Class shall be in the aggregate amount of no less than US$25,000,000 or the remaining balance if less than US$25,000,000; and provided further that the aggregate amount of the Revolving Commitments of the Lenders shall not be reduced to an amount that (A) is less than the sum of the Aggregate Revolving Credit Exposures and the Aggregate Competitive Bid Exposures then outstanding or (B) would cause the Revolving Credit Exposure then outstanding of any Revolving Lender to exceed its Revolving Commitment.

(ii) Unless previously terminated, (A) the Term Commitments shall automatically terminate at ~~5:00 p.m. (New York City time) on the Closing Date~~the time specified in the applicable Increase Amendment and (B) unless extended pursuant to Section 2.10(b), the Revolving Commitments shall automatically terminate on the Revolving Maturity Date; provided that, unless the Closing Date shall have occurred prior to such time, all the Commitments shall automatically terminate at 5:00 p.m. (New York City time), on July 6, 2015.

(b) Extension of Revolving Maturity Date. (i) At least 30 days but not more than 45 days prior to each anniversary of the ~~Closing~~Second Amendment Effective Date (any such applicable anniversary of the ~~Closing~~Second Amendment Effective Date, the “Extension Date”), the Parent Borrower, by written notice to the Administrative Agent, may request that each Revolving Lender extend the Revolving Maturity Date for such Lender’s Revolving Commitment for an additional one year period as set forth in such notice from the Parent Borrower.

(ii) The Administrative Agent shall promptly notify each Revolving Lender of such request and each Revolving Lender shall then, in its sole discretion, notify the Parent Borrower and the Administrative Agent in writing no later than 20 days prior to the Extension Date whether such Lender will consent to the extension (each such Lender consenting to the extension, an “Extending Lender”). The failure of any Revolving Lender to notify the Administrative Agent of its intent to consent to any extension shall be deemed a rejection by such Lender.

(iii) Subject to satisfaction of the conditions in Sections 3.03(a) and 3.03(b) as of the Extension Date, the Revolving Maturity Date in effect at such time shall be extended for successive one year periods as requested; provided, however, that (A) no such extension shall be effective (1) unless a Majority in Interest of the Revolving Lenders agree thereto and (2) as to any Lender that does not agree to such extension (any such Lender, a “Non-Extending Lender”) (it being understood and agreed that, subject to any assignment thereof to a New Lender in accordance with Section 2.10(b)(v), the Revolving Commitment of each Non-Extending Lender shall terminate on the Revolving Maturity Date in effect prior to giving effect to any such extension (such Revolving Maturity Date being called the “Existing Revolving Maturity Date”), and the principal amount of any outstanding Pro Rata Advances made by Non-Extending Lenders, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the account of such Non-Extending Lenders hereunder, shall be due and payable on the Existing Revolving Maturity Date, and on the Existing Revolving Maturity Date the Borrowers shall also make such other prepayments of Pro Rata Advances or Swingline Advances pursuant to Section 2.11 as shall be required in order that, after giving effect to the termination of the Revolving Commitments of, and all payments to, Non-Extending Lenders, (i) no Lender’s Revolving Credit Exposure shall exceed such Lender’s Revolving Commitment, (ii) the sum of the Aggregate Revolving Credit Exposure and the Aggregate Competitive Bid Exposure then outstanding shall not exceed the aggregate amount of the Revolving Commitments of the Revolving Lenders and (iii) the Pro Rata Advances are held by the Revolving Lenders in accordance with their respective Revolving Commitments), (B) the Revolving Maturity Date following any such extension shall not be a date that is more than five years after the applicable Extension Date and (C) the Revolving Maturity Date, as such term is used in reference to Letters of Credit or Swingline Advances, may not be extended in respect of any Issuing Bank or Swingline Lender, as applicable, without the prior written consent of such Issuing Bank or Swingline Lender, as applicable (it being understood and agreed that in the event any Issuing Bank or Swingline Lender shall not have consented to any such extension (~~A~~x) such Issuing Bank shall continue to have all the rights and obligations of an Issuing Bank hereunder, and such Swingline Lender shall continue to have all the rights and obligations of a Swingline Lender hereunder, in each case through the Existing Revolving Maturity Date, and thereafter shall have no obligation to issue, amend, extend or renew any Letter of Credit or to make any Swingline Advance (but shall continue to be entitled to the benefits hereof as to Letters of Credit issued or Swingline Advances made, as applicable, prior to such time), and (~~B~~y) the Borrowers shall cause the Letter of Credit Exposure attributable to Letters of Credit issued by such Issuing Bank and the Swingline Exposure attributable to Swingline Advances made by such Swingline Lender to be zero on the Existing Revolving Maturity Date).

(iv) To the extent that there are Non-Extending Lenders, the Administrative Agent shall promptly so notify the Extending Lenders, and each Extending Lender may, in its sole discretion, give written notice to the Parent Borrower and the Administrative Agent no later than 15 days prior to the Extension Date of the amount of the Revolving Commitments of the Non-Extending Lenders that it is willing to assume.

(v) The Parent Borrower shall be permitted to require that any Non-Extending Lender assign its Revolving Commitments to an Extending Lender or to replace any Revolving Lender that is a Non-Extending Lender with a replacement bank or other financial institution (each, a “New Lender”); provided that (A) the New Lender shall purchase, at par and in the applicable currencies, all Pro Rata Advances and Competitive Bid Advances and other amounts owing to such replaced Revolving Lender on or prior to the date of replacement, (B) the Parent Borrower and any other applicable Borrower shall be liable to such replaced Lender under Section 9.04(b) if any LIBO Rate Advance, EURIBO Rate Advance, CDO Rate Advance or Floating Rate Bid Advance owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (C) the replaced Lender shall be obligated to assign its Revolving Commitment, Pro Rata Advances, Competitive Bid Advances ~~and~~, Letter of Credit Exposure and Swingline Exposure to the applicable replacement Lender or Lenders in accordance with (and subject to the limitations of and the consents required under) the provisions of Section 9.07 (provided that the Parent Borrower shall be obligated to pay the processing and recordation fee referred to therein), (D) until such time as such replacement shall be consummated, the Parent Borrower or other applicable Borrower shall pay all additional amounts (if any) required pursuant to Section 2.12 or 2.15(a), as the case may be, and (E) any such replacement shall not be deemed to be a waiver of any rights that the Parent Borrower, any other applicable Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

(vi) If the Extending Lenders and the New Lenders are willing to commit amounts that, in an aggregate, exceed the amount of the Revolving Commitments of the Non-Extending Lenders, the Parent Borrower and the Administrative Agent shall allocate the Revolving Commitments of the Non-Extending Lenders among them.

(vii) If any bank or other financial institution becomes a New Lender or any Extending Lender’s Revolving Commitment is increased pursuant to this Section 2.10(b), (x) Pro Rata Advances made on or after the applicable Extension Date shall be made in accordance with the pro rata provisions of Section 2.01 based on the respective Revolving Commitments in effect on and after the applicable Extension Date and (y) if, on the date of such joinder or increase, there are any Pro Rata Advances outstanding, such Pro Rata Advances shall on or prior to such date be prepaid from the proceeds of new Pro Rata Advances made hereunder in the same amounts and currencies (reflecting such additional Lender or increase), which prepayment shall be accompanied by accrued interest on the Pro Rata Advances being prepaid and any costs incurred by any Lender in accordance with Section 9.04(b).

(viii) In connection herewith, the Administrative Agent shall enter in the Register (A) the names of any New Lenders, (B) the respective allocations of any Extending Lenders and New Lenders effective as of each Extension Date and (C) the Revolving Maturity Date applicable to each Lender.

(ix) In connection with any extension of the Revolving Maturity Date pursuant to this Section 2.10(b), the Administrative Agent, Kraft Heinz and the Parent Borrower may, without the consent of any Lender, effect such amendments to this Agreement as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to give effect to the provisions of this Section 2.10(b).

SECTION 2.11 Prepayments of Committed Advances and Swingline Advances.

(a) Optional Prepayments of Committed Advances and Swingline Advances. Each Borrower may (i) in the case of any LIBO Rate Advance denominated in US Dollars, upon notice given to the Administrative Agent not later than 9:00 a.m. (Local Time) at least three Business Days’ notice to the Administrative Agent, (ii) in the case of any LIBO Rate Advance denominated in Sterling, any EURIBO Rate Advance or any CDO Rate Advance, upon notice given to the Administrative Agent not later than 9:00 a.m. (Local Time) at least four Business Days’ notice to the Administrative Agent or (iii) in the case of any Base Rate Advance ~~or~~, any Canadian Prime Rate Advance or any Swingline Advance, upon notice given to the Administrative Agent not later than 9:00 a.m. (Local Time) on the date of the proposed prepayment, in each case stating the Committed Borrowing or Swingline Advance to be prepaid and the proposed date and aggregate principal amount and currency of the prepayment, and if such notice is given such Borrower shall, prepay the outstanding principal amount of the Committed Advances comprising part of the same Committed Borrowing, in whole or ratably in part, or prepay the applicable Swingline Advance, in each case, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (A) each partial prepayment of any Committed Borrowing shall be in an amount that would be permitted in the case of an advance of a Committed Borrowing in the applicable currency as provided in Section 2.01 or the remaining balance if less than such amount and (B) in the event of any such prepayment of a LIBO Rate Advance, a EURIBO Rate Advance or a CDO Rate Advance, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b).

(b) Mandatory Prepayments of Pro Rata Borrowings and ~~Competitive Bid Borrowings~~Swingline Advances. If, on any date, (i) the Aggregate Alternative Currency Exposure shall exceed the Alternative Currency Sublimit or (ii) the sum of the Aggregate Revolving Credit Exposure and the Aggregate Competitive Bid Exposure shall exceed the aggregate amount of the Revolving Commitments of the Revolving Lenders, then (A) on the last day of any Interest Period for any Pro Rata Advances bearing interest at the LIBO Rate (in the case of clause (i) above, only if such LIBO Rate Advances are denominated in Sterling), the EURIBO Rate or the CDO Rate, and (B) in the case of clause (ii) above, on any other day on which any Pro Rata Borrowings bearing interest at the Base Rate or any Swingline Advances are outstanding, the applicable Borrowers shall prepay Pro Rata Advances or Swingline Advances in an aggregate amount equal to the lesser of (1) the amount necessary to eliminate such excess (after giving effect to any other prepayment of Advances on such day) and (2) the amount of the applicable Pro Rata Borrowings or Swingline Advances referred to in clause (A) or (B). If, on any date, (i) the Aggregate Alternative Currency Exposure shall exceed 105% of the Alternative Currency Sublimit or (ii) the sum of the Aggregate Revolving Credit Exposure and the Aggregate Competitive Bid Exposure shall exceed 105% of the aggregate amount of the Revolving Commitments of the Revolving Lenders, then the applicable Borrowers shall, not later than the next Business Day, prepay one or more Pro Rata Borrowings (and, if no Pro Rata Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.21(h)) in an aggregate amount equal to the lesser of (1) the amount necessary to eliminate such excess and (2) the Aggregate Revolving Credit Exposure. The applicable Borrower shall notify the Administrative Agent of any mandatory prepayment of any Advance hereunder in the manner and within the time period (or as soon thereafter as practicable) as set forth in Section 2.11(a) for an optional prepayment of an Advance of such Class and Type. Each prepayment of a Borrowing shall be applied ratably to the Advances included in the prepaid Borrowing and shall be accompanied by accrued interest to the date of such prepayment on the principal amount prepaid. In the event of any such prepayment of a LIBO Rate Advance, a EURIBO Rate Advance or a CDO Rate Advance, the applicable Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b).

SECTION 2.12 Increased Costs.

(a) Costs from Change in Law or Authorities. If, due to either (i) the introduction after the date hereof of or any change (other than any change by way of imposition or increase of reserve requirements to the extent such change is included in the Eurocurrency Rate Reserve Percentage) in or in the interpretation, application or administration of any law or regulation or (ii) the compliance with any guideline or request promulgated after the date hereof from any Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender or Issuing Bank of agreeing to make or making, funding or maintaining LIBO Rate Advances, EURIBO Rate Advances, CDO Rate Advances or Floating Rate Bid Advances or to issue or participate or issuing or participating in any Letter of Credit (excluding for purposes of this Section 2.12 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.15 shall govern) and (ii) taxes referred to in Section 2.15(a)(i), 2.15(a)(ii), 2.15(a)(iii), 2.15(a)(iv) or 2.15(a)(v)), then the Parent Borrower shall within 20 Business Days after receipt by the Borrower of demand by such Lender or Issuing Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender or Issuing Bank additional amounts sufficient to compensate such Lender or Issuing Bank for such increased cost; provided, however, that before making any such demand, each Lender and Issuing Bank agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender or Issuing Bank be otherwise disadvantageous to such Lender or Issuing Bank. A certificate as to the amount of such increased cost, submitted to the Parent Borrower and the Administrative Agent by such Lender or Issuing Bank shall be conclusive and binding upon all parties hereto for all purposes, absent manifest error.

(b) Reduction in Lender’s Rate of Return. In the event that, after the date hereof, the implementation of or any change in any law or regulation, or any guideline or request (whether or not having the force of law) or the interpretation, application or administration thereof by any Governmental Authority charged with the administration thereof, imposes, modifies or deems applicable any capital adequacy, liquidity or similar requirement (including, without limitation, a request or requirement which affects the manner in which any Lender or Issuing Bank or its parent company allocates capital resources to its Commitments and its other obligations hereunder) and as a result thereof, in the determination of such Lender or Issuing Bank, the rate of return on such Lender’s or Issuing Bank’s or its parent company’s capital as a consequence of its obligations hereunder is reduced to a level below that which such Lender or Issuing Bank could have achieved but for such circumstances (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s parent company with respect to capital adequacy, liquidity or similar requirements), then in each such case, upon demand from time to time the Parent Borrower shall pay to such Lender or Issuing Bank within 20 Business Days after receipt by the Parent Borrower of demand by such Lender or Issuing Bank (with a copy of such demand to the Administrative Agent), such additional amount or amounts as shall compensate such Lender or Issuing Bank for such reduction in rate of return. A certificate of such Lender or Issuing Bank as to any such additional amount or amounts shall be conclusive and binding for all purposes, absent manifest error. Except as provided below, in determining any such amount or amounts each Lender and Issuing Bank may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, each Lender and Issuing Bank shall take all reasonable actions to avoid the imposition of, or reduce the amounts of, such increased costs, provided that such actions, in the reasonable judgment of such Lender or Issuing Bank will not be otherwise disadvantageous to such Lender or Issuing Bank and, to the extent possible, each Lender will calculate such increased costs based upon the capital requirements for its Advances and unused Commitment hereunder and not upon the average or general capital requirements imposed upon such Lender.

(c) The Parent Borrower shall pay to each Lender (i) as long as such Lender shall be required by a central banking or financial regulatory authority with regulatory authority over such Lender to maintain reserves with respect to liabilities or assets consisting of or including funds or deposits obtained in the London or the European interbank market, additional interest on the unpaid principal amount of each LIBO Rate ~~Loan~~Advance, EURIBO Rate ~~Loan or~~Advance, CDO Rate ~~Loan~~Advance or Euro Overnight Rate Advance equal to the actual costs of such reserves allocable to such ~~Loan~~Advance by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the LIBO Rate ~~Loans~~Advances, EURIBO Rate ~~Loans or~~Advances, CDO Rate ~~Loans~~Advances or Euro Overnight Rate Advances, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or ~~Loan~~Advance by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), which in each case shall be due and payable on each date on which interest is payable on such ~~Loan~~Advance; provided that the Parent Borrower shall have received a written notice requesting such additional interest or costs from such Lender at least 15 days prior to such date (and, in the event such notice shall have been delivered after such time, then such additional interest or costs shall be due and payable 15 days after receipt of such notice).

(d) Dodd-Frank Wall Street Reform and Consumer Protection Act; Basel III. Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case be deemed to be a change in law or regulation after the date hereof regardless of the date enacted, adopted or issued.

(e) Requests for Compensation. Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that no Borrower shall be required to compensate a Lender or Issuing Bank pursuant to this Section 2.12 for any increased costs or reductions if such Lender or Issuing Bank fails to notify such Borrower within 180 days after it obtains actual knowledge (or, in the exercise of ordinary due diligence, should have obtained actual knowledge) and such Lender or Issuing Bank shall only be entitled to receive such compensation for any losses incurred by it or amounts to which it would otherwise be entitled from and after the date 180 days prior to the date such Lender or Issuing Bank provided notice thereof to such Borrower of the circumstances giving rise to such increased costs or reductions and of such Lender’s claim for compensation therefor.

SECTION 2.13 Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in, or in the interpretation of, any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender or its Eurocurrency Lending Office to perform its obligations hereunder to make LIBO Rate Advances, EURIBO Rate Advances, CDO Rate Advances, Euro Overnight Rate Advances or Floating Rate Bid Advances or to fund or maintain LIBO Rate Advances, EURIBO Rate Advances, CDO Rate Advances, Euro Overnight Rate Advances or Floating Rate Bid Advances (a) each LIBO Rate Advance or Floating Rate Bid Advance, as the case may be, of such Lender that is denominated in US Dollars and made to the Parent Borrower or a Borrower that is a Domestic Subsidiary will automatically, upon such demand, be Converted into a Base Rate Advance or an Advance that bears interest at the rate set forth in Section 2.04(a)(i), as applicable, (b) each CDO Rate Advance or Floating Rate Bid Advance, as the case may be, of such Lender denominated in Canadian Dollars will automatically, upon such demand, be Converted into a Canadian Prime Rate Advance or an Advance that bears interest at the rate set forth in Section 2.04(a)(v), as applicable, (c) each LIBO Rate Advance, EURIBO Rate Advance, Euro Overnight Rate Advance or Floating Rate Bid Advance, as the case may be, of such Lender denominated in Sterling or Euro will, upon such demand, be prepaid and (d) the obligation of the applicable Lenders to make LIBO Rate Advances, EURIBO Rate Advances, CDO Rate Advances, Euro Overnight Rate Advances or the applicable Floating Rate Bid Advances, to Convert Base Rate

Advances into LIBO Rate Advances or to Convert Canadian Prime Rate Advances into CDO Rate Advances, as applicable, shall be suspended, in each case, until the Administrative Agent shall notify the Parent Borrower and the applicable Lenders that the circumstances causing such suspension no longer exist, in each case, subject to Section 9.04(b) hereof; provided, however, that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurocurrency Lending Office if the making of such a designation would allow such Lender or its Eurocurrency Lending Office to continue to perform its obligations to make LIBO Rate Advances, EURIBO Rate Advances, CDO Rate Advances, Euro Overnight Rate Advances or the applicable Floating Rate Bid Advances or to continue to fund or maintain LIBO Rate Advances, CDO Rate Advances, EURIBO Rate Advances, Euro Overnight Rate Advances or the applicable Floating Rate Bid Advances, as the case may be, and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

SECTION 2.14 Payments and Computations.

(a) Time and Distribution of Payments. The Parent Borrower and each other Borrower shall make each payment hereunder, without condition or deduction for any set-off, counterclaim, defense or recoupment, not later than 11:00 a.m. (Local Time) on the day when due to the Administrative Agent at the Administrative Agent Account in same day funds, except that payments required to be made directly to any Issuing Bank or Swingline Lender shall be made to such Issuing Bank or Swingline Lender and payments pursuant to Sections 2.12, 2.15 and 9.04 shall be made directly to the Persons entitled thereto. The Administrative Agent will distribute, in like funds, any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. From and after the effective date of an Assignment and Acceptance pursuant to Section 9.07, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. All payments hereunder of principal or interest in respect of any Advance or Letter of Credit Disbursement shall, except as otherwise expressly provided herein, be made in the currency of such Advance or Letter of Credit Disbursement; all other payments hereunder and under the Holdco Guaranty Agreement shall be made in US Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(b) Computation of Interest and Fees. All computations of (i) interest based on the Administrative Agent’s prime rate, (ii) interest on Borrowings denominated in Sterling and (iii) interest on Borrowings comprised of Canadian Prime Rate Advances shall be made by the Administrative Agent on the basis of a year of 365 days (or, other than in the case of Borrowings denominated in Sterling, 366 days in a leap year). All computations of interest based on the LIBO Rate (other than in respect of Borrowings denominated in Sterling), the EURIBO Rate, the CDO Rate, Euro Overnight Rate or the New York Fed Bank Rate and of Unused Line Fees and Letter of Credit Participation Fees shall be made by the Administrative Agent, all computations of the Letter of Credit Fronting Fees shall be made by the applicable

Issuing Bank and all computations of interest pursuant to Section 2.05 shall be made by the applicable Lender, in each case on the basis of a year of 360 days. All computations of interest in respect of Competitive Bid Advances shall be made by the Administrative Agent on the basis of a year of 360 days in the case of Floating Rate Bid Advances and on the basis of a year of 365 or 366 days in the case of Fixed Rate Bid Advances, as specified in the applicable Notice of Competitive Bid Notice. Computations of interest or Unused Line Fees, Letter of Credit Participation Fees and Letter of Credit Fronting Fees shall in each case be made for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent (or, in the case of Letter of Credit Fronting Fees, by the applicable Issuing Bank and, in the case of Section 2.05, by the applicable Lender), of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(c) Payment Due Dates. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or Unused Line Fees, Letter of Credit Participation Fees or Letter of Credit Fronting Fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of LIBO Rate Advances, EURIBO Rate Advances, CDO Rate Advances or Floating Rate Bid Advances to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

(d) Presumption of Borrower Payment. Unless the Administrative Agent receives notice from any Borrower prior to the date on which any payment is due to the Lenders of any Class hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender of such Class on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower has not made such payment in full to the Administrative Agent, each Lender of such Class shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent (i) in the case of payments denominated in US Dollars, the higher of (A) the New York Fed Bank Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation in US Dollars or (ii) in the case of payments denominated in Sterling, Euro or Canadian Dollars, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation in the applicable currency.

SECTION 2.15 Taxes.

(a) Any and all payments by Kraft Heinz or any Borrower hereunder or under any Note or by Kraft Heinz under the Holdco Guaranty Agreement shall be made, in accordance with Section 2.14, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest, additions to taxes and expenses) with respect thereto, excluding, (i) in the case of each Lender and the Administrative Agent, taxes imposed on its net income, franchise taxes and branch profits taxes imposed on it, in each case, as a result of such Lender or the Administrative Agent (as the case may be) being organized under the laws of the taxing jurisdiction, (ii) in the case of each Lender, taxes imposed on its net income, franchise taxes and branch profits taxes imposed on it, in each case, as a result of such Lender having its Applicable Lending Office in the taxing jurisdiction, (iii) in the case of each Lender and the Administrative Agent, taxes imposed on its net income, franchise taxes and branch profits taxes imposed on it, and any tax imposed by means of withholding, in each case, to the extent such tax is imposed solely as a result of a present or former connection (other than a connection arising from such Lender or the Administrative Agent having executed, delivered, enforced, become a party to, performed its obligations, received payments, received or perfected a security interest under, and/or engaged in any other transaction pursuant to this Agreement, any Note or the Holdco Guaranty Agreement) between the Lender or the Administrative Agent, as the case may be, and the taxing jurisdiction, (iv) in the case of each Lender and the Administrative Agent, any taxes imposed pursuant to FATCA, and (v) in the case of each Lender and the Administrative Agent, any Home Jurisdiction U.S. Withholding Tax to the extent that such tax is imposed with respect to any payments pursuant to any law in effect at the time such Lender becomes a party hereto (or changes its Applicable Lending Office), except (A) to the extent of the additional amounts in respect of such taxes under this Section 2.15 to which such Lender’s assignor (if any) or such Lender’s prior Applicable Lending Office (if any) was entitled, immediately prior to such assignment or change in its Applicable Lending Office or (B) if such Lender becomes a party hereto pursuant to an Assignment and Acceptance upon the demand of the Parent Borrower (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments by Kraft Heinz or any Borrower hereunder or under any Note or by Kraft Heinz under the Holdco Guaranty Agreement, other than taxes referred to in this Section 2.15(a)(i), 2.15(a)(ii), 2.15(a)(iii), 2.15(a)(iv) or 2.15(a)(v), are referred to herein as “Taxes”). If any applicable withholding agent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or the Holdco Guaranty Agreement to any Lender or the Administrative Agent, (i) the sum payable by the applicable Borrower or Kraft Heinz shall be increased as may be necessary so that after all required deductions (including deductions applicable to additional sums payable under this Section 2.15) have been made, such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable withholding agent shall make such deductions and (iii) the applicable withholding agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b) In addition, Kraft Heinz, the Parent Borrower and each other applicable Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, irrecoverable value-added tax or similar levies (other than Taxes, or taxes referred to in Sections 2.15(a)(i) to 2.15(a)(iv)) that arise from any payment made hereunder or under any Note or the Holdco Guaranty Agreement or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement, any Note or the Holdco Guaranty Agreement, other than any such taxes imposed by reason of an Assignment and Acceptance (hereinafter referred to as “Other Taxes”).

(c) Kraft Heinz, the Parent Borrower and each other Borrower shall indemnify each Lender and the Administrative Agent for and hold it harmless against the full amount of Taxes or Other Taxes (including, without limitation, Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.15) payable by such Lender or the Administrative Agent (as the case may be), and any liability (including penalties, interest, additions to taxes and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be), makes written demand therefor; provided, that if an applicable Lender or the Administrative Agent (as the case may be) fails to provide notice to the Parent Borrower of the imposition of any Taxes or Other Taxes within 60 days following the actual receipt of written notice from the applicable Governmental Authority of the imposition of such Taxes or Other Taxes, there will be no obligation for Kraft Heinz or any Borrower to make a payment to such Lender or the Administrative Agent (as the case may be) pursuant to this Section 2.15(c) in respect of any related penalties, interest, additions to taxes and reasonable expenses attributable to the period beginning after such 60th day and ending ten days after the Parent Borrower receives notice from the Lender or the Administrative Agent. Neither Kraft Heinz nor any Borrower will have any obligation to make a payment to an applicable Lender or the Administrative Agent (as the case may be) pursuant to this Section 2.15(c) in respect of any portion of any penalties, interest, additions to taxes and reasonable expenses that are found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Lender or the Administrative Agent (as the case may be).

(d) As soon as practicable after the date of any payment of Taxes or Other Taxes, Kraft Heinz, the Parent Borrower and each other applicable Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Each Lender, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, shall provide each of the Administrative Agent, Kraft Heinz, the Parent Borrower and each other applicable Borrower with any form or certificate that is required by any United States federal taxing authority to certify such Lender’s entitlement to any applicable exemption from or reduction in, Home Jurisdiction U.S. Withholding Tax in respect of any payments hereunder or under any Note (including, if applicable, two original Internal Revenue Service Forms W-9, W-8BEN, W-8BEN-E or W-8ECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service or to the extent a Non-U.S. Lender is not the beneficial owner (for example, where the Non-U.S. Lender is a partnership or a participating Lender that transfers its beneficial ownership through a participation), two original Internal Revenue Service Form W-8IMY, accompanied by any applicable certification documents from each beneficial owner) and any other documentation reasonably requested by Kraft Heinz, the Parent Borrower, the other applicable Borrower or the Administrative Agent. Thereafter, each such Lender shall provide additional forms or certificates (i) to the extent a form or certificate previously provided has become inaccurate or invalid or has otherwise ceased to be effective or (ii) as requested in writing by Kraft Heinz, the Parent Borrower or the Administrative Agent or such other Borrower or, if such Lender no longer qualifies for the applicable exemption from or reduction in, Home Jurisdiction U.S. Withholding Tax, promptly notify the Administrative Agent and Kraft Heinz, the Parent Borrower or such other Borrower of its inability to do so. Unless Kraft Heinz, the

Parent Borrower, such other Borrower and the Administrative Agent have received forms or other documents from each Lender satisfactory to them indicating that payments hereunder or under any Note or the Holdco Guaranty Agreement are not subject to Home Jurisdiction U.S. Withholding Taxes or are subject to Home Jurisdiction U.S. Withholding Taxes at a rate reduced by an applicable tax treaty, Kraft Heinz, the Parent Borrower, such other Borrower or the Administrative Agent shall withhold such taxes from such payments at the applicable statutory rate in the case of payments to or for such Lender and Kraft Heinz, the Parent Borrower or such other Borrower shall pay additional amounts to the extent required by paragraph (a) of this Section 2.15 (subject to the exceptions contained in this Section 2.15).

(f) If a payment made to a Lender hereunder or under any Note or the Holdco Guaranty Agreement would be subject to U.S. Federal withholding tax imposed pursuant to FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, provide each of the Administrative Agent, Kraft Heinz, the Parent Borrower and each other applicable Borrower, such documentation prescribed by applicable law (including, if applicable, Internal Revenue Service Forms W-8BEN or W-8BEN-E) and such additional documentation reasonably requested by the Administrative Agent, Kraft Heinz, the Parent Borrower or the other applicable Borrower as may be necessary for the Administrative Agent, Kraft Heinz, the Parent Borrower or the other applicable Borrower to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA and the amount, if any, to deduct and withhold from such payment. Thereafter, each such Lender shall provide additional documentation (i) to the extent documentation previously provided has become inaccurate or invalid or has otherwise ceased to be effective or (ii) as reasonably requested by the Administrative Agent, Kraft Heinz, the Parent Borrower or the other applicable Borrower. Solely for purposes of this paragraph (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(g) In the event that a Designated Subsidiary is a Foreign Subsidiary of the Parent Borrower, each Lender shall promptly complete and deliver to such Borrower and the Administrative Agent, or, at their request, to the applicable taxing authority, so long as such Lender is legally eligible to do so, any certificate or form reasonably requested in writing by such Borrower or the Administrative Agent and required by applicable law in order to secure any applicable exemption from, or reduction in the rate of, deduction or withholding of the applicable Home Jurisdiction Non-U.S. Withholding Taxes for which such Borrower is required to pay additional amounts pursuant to this Section 2.15.

(h) Any Lender claiming any additional amounts payable pursuant to this Section 2.15 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to select or change the jurisdiction of its Applicable Lending Office if the making of such a selection or change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender be otherwise materially economically disadvantageous to such Lender.

(i) No additional amounts will be payable pursuant to this Section 2.15 with respect to any Tax to the extent such Tax would not have been payable had the Lender fulfilled its obligations under paragraph (e), (f) or (g) of this Section 2.15 as applicable.

(j) If any Lender or the Administrative Agent, as the case may be, obtains a refund of any Tax for which payment has been made pursuant to this Section 2.15, or, in lieu of obtaining such refund, such Lender or the Administrative Agent applies the amount that would otherwise have been refunded as a credit against payment of a liability in respect of Taxes, which refund or credit in the good faith judgment of such Lender or the Administrative Agent, as the case may be, (and without any obligation to disclose its tax records) is allocable to such payment made under this Section 2.15, the amount of such refund or credit (together with any interest received thereon and reduced by reasonable out-of-pocket costs incurred in obtaining such refund or credit and by any applicable taxes) promptly shall be paid to Kraft Heinz or the applicable Borrower to the extent payment has been made in full by Kraft Heinz or such Borrower pursuant to this Section 2.15.

(k) For purposes of this Section 2.15, the term “Lender” includes any Issuing Bank.

SECTION 2.16 Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Pro Rata Advances or Term Loans owing to it (other than pursuant to Sections 2.05, 2.10(b)(iii), 2.12, 2.13, 2.15, 9.04(b), 9.04(c) or 9.07(h)) or funded participations in Letter of Credit Disbursements or participations in Swingline Advances in excess of its ratable share of payments on account of the Pro Rata Advances, Term Loans ~~or~~, participations in Letter of Credit Disbursements or participations in Swingline Advances obtained by all the applicable Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Pro Rata Advances, Term Loans ~~and~~, participations in Letter of Credit Disbursements and participations in Swingline Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with the Lenders in accordance with the aggregate amount of principal of and accrued interest on their respective Pro Rata Advances, Term Loans ~~and~~, participations in Letter of Credit Disbursements and participations in Swingline Advances; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section 2.16 shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Pro Rata Advances, Term Loans ~~or~~, participations in Letter of Credit Disbursements or participations in Swingline Advances to any Person that is an Eligible Assignee (as such term is defined from time to time). Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.16 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

SECTION 2.17 Evidence of Debt.

(a) Lender Records; Pro Rata ~~and~~, Term Notes and Swingline Notes. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Class of ~~Committed~~ Advance owing to such Lender from time to time, including the amounts and currencies of principal and interest payable and paid to such Lender from time to time hereunder in respect of such ~~Committed~~ Advances. Each Borrower shall, upon notice by any Lender to such Borrower (with a copy of such notice to the Administrative Agent) to the effect that a Pro Rata Note ~~or~~, a Term Note or a Swingline Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Pro Rata Advances ~~or~~, Term Loans or Swingline Advances, as the case may be, owing to, or to be made by, such Lender, promptly execute and deliver to such Lender a Pro Rata Note ~~or~~, a Term Note or a Swingline Note, as applicable, payable to such Lender, or its registered assigns, in a principal amount up to the Revolving Commitment ~~or~~, Term Loan or Swingline Commitment, as applicable, of such Lender.

(b) Record of Borrowings, Payables and Payments. The Register maintained by the Administrative Agent pursuant to Section 9.07(d) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded as follows:

(i) the date and amount of each Borrowing made hereunder, the Class, Type and currency of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto;

(ii) the terms of each Assignment and Acceptance delivered to and accepted by it;

(iii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and the Maturity Date applicable thereto; and

(iv) the amount of any sum received by the Administrative Agent from the Borrowers hereunder and each Lender’s share thereof.

(c) Evidence of Payment Obligations. Entries made in good faith by the Administrative Agent in the Register pursuant to Section 2.17(b), and by each Lender in its account or accounts pursuant to Section 2.17(a), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from each Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of any Borrower under this Agreement.

SECTION 2.18 Commitment Increases.

(a) The Parent Borrower may from time to time (but not more than three times in any calendar year), by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders and each Issuing Bank), executed by the Parent Borrower and one or more financial institutions (any such financial institution referred to in this Section 2.18 being called an “Augmenting Lender”), which may include any Lender at such Lender’s sole discretion, cause new Revolving Commitments or additional Term Loans or one or more tranches of additional term loans (each an “Incremental Term Loan”) to be extended by the Augmenting Lenders or cause the existing Revolving Commitments of the Augmenting Lenders to be increased, as the case may be (the aggregate amount of such extension of Revolving Commitments or increase in the existing Revolving Commitments for all Augmenting Lenders on any single occasion being referred to as a “Commitment Increase”; and any Commitment Increase or issuance of Incremental Term Loans on any single occasion, each, an “Increase”), in an amount for each Augmenting Lender set forth in such notice; provided that (i) the amount of each Increase shall be not less than US$25,000,000, except to the extent necessary to utilize the remaining unused amount of increase permitted under this Section 2.18(a), and (ii) the aggregate amount of all the Increases shall not exceed US$1,000,000,000. Each Augmenting Lender (if not then a Lender) shall be subject to the approval of the Administrative Agent and, in the case of a Commitment Increase, each Issuing Bank and each Swingline Lender (which approval shall not be unreasonably withheld or delayed) and shall not be subject to the approval of any other Lenders, and Kraft Heinz, the Parent Borrower and each Augmenting Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence the Revolving Commitment or Incremental Term Loans of such Augmenting Lender and/or its status as a Lender hereunder (such documentation in respect of any Increase together with the notice of such Increase being referred to collectively as the “Increase Amendment” in respect of such Increase). The Increase Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.18.

(b) Upon each Commitment Increase pursuant to this Section 2.18, if, on the date of such Commitment Increase, there are any Pro Rata Advances outstanding, such Pro Rata Advances shall on or prior to the effectiveness of such Commitment Increase be prepaid from the proceeds of new Pro Rata Advances made hereunder (reflecting such Commitment Increase), which prepayment shall be accompanied by accrued interest on the Pro Rata Advances being prepaid and any costs incurred by any Lender in accordance with Section 9.04(b). The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(c) Increases and new Revolving Commitments created pursuant to this Section 2.18 shall become effective on the date specified in the notice delivered by the Parent Borrower pursuant to the first sentence of paragraph (a) above or on such other date as shall be agreed upon by the Parent Borrower, the Administrative Agent and the applicable Augmenting Lenders.

(d) Notwithstanding the foregoing, no Increase or addition of an Augmenting Lender shall become effective under this Section 2.18 unless on the date of such increase, the conditions set forth in Section 3.03 shall be satisfied as of such date (as though the effectiveness of such Increase were a Borrowing) and the Administrative Agent shall have received a certificate of the Parent Borrower to that effect dated such date.

(e) The Incremental Term Loans (x) shall rank pari passu in right of payment with the Advances, and (y) shall have identical terms as the Advances; provided that (i) if the Incremental Term Loans constitute additional Term Loans, such Incremental Term Loans shall have identical terms as the existing Term Loans, and (ii) otherwise, (A) the Incremental Term Loans may mature and amortize differently than the Advances, and the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the latest Maturity Date in effect at the time of the incurrence of such Incremental Term Loans may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the latest Maturity Date in effect at the time of the incurrence of such Incremental Term Loans and (B) the Incremental Term Loans may be priced differently than the Advances.

SECTION 2.19 Use of Proceeds. The proceeds of the Advances and Letters of Credit shall be available (and each Borrower agrees that it shall use such proceeds) ~~to consummate the Refinancing and~~ for general corporate purposes of Kraft Heinz and its Subsidiaries.

SECTION 2.20 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Revolving Lender becomes a Defaulting Lender, then the following provisions shall apply:

(a) fees shall cease to accrue on the Revolving Commitment of such Defaulting Lender pursuant to Section 2.09(a);

(b) the Revolving Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders or Majority in Interest of the Revolving Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or modification of this Agreement pursuant to Section 9.01); provided that any amendment, waiver or modification of a type described in clause (b), (c) or (d) of the first proviso in Section 9.01 that would apply to the Revolving Commitments or Obligations owing to such Defaulting Lender shall require the consent of such Defaulting Lender;

(c) if any Letter of Credit Exposure or Swingline Exposure exists at the time such Lender becomes a Defaulting Lender then:

(i) ~~all or any part of~~the Swingline Exposure of such Defaulting Lender (other than any portion thereof with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.22(c)) and the Letter of Credit Exposure of such Defaulting Lender (other than any portion thereof attributable to Unreimbursed Amounts with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.21(f)) shall be reallocated among the Revolving Lenders that are not Defaulting Lenders in accordance with their respective ratable shares (based upon Revolving Commitments) but only to the extent that (x) the sum of all non-Defaulting Lenders’ unpaid principal amount of Pro Rata Advances and Competitive Bid Advances plus such Defaulting Lender’s Letter of Credit Exposure and Swingline Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments (minus such non-Defaulting Lenders’ Letter of Credit Exposure and Swingline Exposure) as in effect at the time of such reallocation and (y) the conditions set forth in Section 3.03 are satisfied at such time; provided, that the respective allocations of each non-Defaulting Lender shall not exceed such non-Defaulting Lender’s Revolving Commitment;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent, (A) first, prepay the portion of such Defaulting Lender’s Swingline Exposure (other than any portion thereof referred to in the parenthetical in such clause (i)) that has not been reallocated and (B) second, cash collateralize for the benefit of the Issuing Banks only the Borrowers’ obligations corresponding to such Defaulting Lender’s Letter of Credit Exposure in an amount equal to the aggregate amount of the unreallocated obligations of such Defaulting Lender (other than any portion thereof referred to in the parenthetical in such clause (i)) in accordance with the procedures set forth in Section 2.21(h)(i) for so long as such Letter of Credit Exposure is outstanding; provided that neither any such reallocation (partial or otherwise) described in clause (i) above or this clause (ii), nor any payment by a non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim any Borrower, the Administrative Agent, the Issuing Banks, the Swingline Lenders or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a non-Defaulting Lender;

(iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s Letter of Credit Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any Letter of Credit Participation Fees to such Defaulting Lender pursuant to Section 2.09(c) with respect to such Defaulting Lender’s Letter of Credit Exposure during the period such Defaulting Lender’s Letter of Credit Exposure is cash collateralized;

(iv) if the Letter of Credit Exposures of the non-Defaulting Lenders are reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.09(c) shall be adjusted in accordance with such non-Defaulting Lenders’ ratable shares (based upon Revolving Commitments); and

(v) if all or any portion of such Defaulting Lender’s Letter of Credit Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Banks or any other Lender hereunder, all Letter of Credit Participation Fees with respect to such Defaulting Lender’s Letter of Credit Exposure shall be payable to the Issuing Banks, ratably based on the portion of such Letter of Credit Exposure attributable to Letters of Credit issued by each Issuing Bank, until and to the extent that such Letter of Credit Exposure is reallocated and/or cash collateralized pursuant to clause (i) or (ii) above; and

(d) so long as such Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, and no Swingline Lender shall be required to fund any Swingline Advance, in each case, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding Letter of Credit Exposure or Swingline Exposure, as applicable, will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.20(c)(ii), and participating interests in any newly issued or increased Letter of Credit or newly made Swingline Advance shall be allocated among Revolving Lenders that are not Defaulting Lenders in a manner consistent with Section 2.20(c)(i) (and such Defaulting Lender shall not participate therein).

In the event that each of the Administrative Agent, each Issuing Bank, each Swingline Lender and the Parent Borrower agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then such Lender shall purchase at par such of the Pro Rata Advances of the other Lenders (together with any break funding incurred by such other Lenders as a result of such purchase) and the Letter of Credit Exposures and Swingline Exposures of the Lenders shall be adjusted to reflect such Lender’s Revolving Commitment as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Pro Rata Advances ~~and~~, Letter of Credit Exposure and Swingline Exposure in accordance with its pro rata portion of the total Revolving Commitments and clauses (a) and (b) above shall cease to apply.

SECTION 2.21 Issuance of, and Drawings and Reimbursement Under, Letters of Credit.

(a) [Reserved]

(b) Request for Issuance. Letters of Credit denominated in US Dollars or in one or more Alternative Currencies may be issued hereunder in a US Dollar Equivalent Amount that does not at the time of the issuance of such Letter of Credit (i) exceed the aggregate Revolving Commitments minus the sum of the Aggregate Revolving Credit Exposure and the Aggregate Competitive Bid Exposure of the Revolving Lenders at such time or (ii) would result in the Revolving Credit Exposure of any Revolving Lender exceeding its Revolving Commitment, provided that (A) no Issuing Bank shall be required at any time to issue, amend, renew or extend a Letter of Credit that would result in (x) the aggregate Letter of Credit Exposures exceeding US$300,000,000, or (y) the aggregate Letter of Credit Exposure in respect of Letters of Credit issued by such Issuing Bank exceeding such Issuing Bank’s Letter of Credit Commitment and (B) a Letter of Credit issued by an Issuing Bank shall only be of a type approved for issuance hereunder by such Issuing Bank (it being understood and agreed that standby Letters of Credit shall be deemed of the type that is so approved). Each Letter of Credit shall be issued upon notice, given not later than 12:00 p.m. (New York City time) on the third Business Day (or, in the case of any Letter of Credit denominated in an Alternative Currency, such earlier time as is referred to below) prior to the date of the proposed issuance of such Letter of Credit, by the applicable Borrower to the Administrative Agent and any Issuing Bank. Each such notice by any Borrower of issuance of a Letter of Credit (a “Notice of Issuance”) shall be in writing in substantially the form of Exhibit F attached hereto, specifying therein the requested (i) date of such issuance (which shall be a Business Day), (ii) face amount of such Letter of Credit (which must be in US Dollars or an Alternative Currency), (iii) expiration date of such Letter of Credit (which shall be on or prior to the earlier of (A) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after the then-current expiration date at the time of such renewal or extension) and (B) the date that is five Business Days prior to the Revolving Maturity Date; provided that any Letter of Credit may contain customary automatic renewal provisions agreed upon by the applicable Borrower and the applicable Issuing Bank pursuant to which the expiration date of such Letter of Credit shall automatically be extended for a period of up to 12 months (but not to a date later than the date that is five Business Days prior to the Revolving Maturity Date, unless otherwise permitted pursuant to the immediately succeeding proviso), subject to a right on the part of such Issuing Bank to prevent any such renewal from occurring by giving notice to the beneficiary and the Borrower in advance of any such renewal; provided~~,~~ further that, with the prior consent of the applicable Issuing Bank, in its sole discretion, a Letter of Credit may be extended beyond the fifth Business Day prior to the Revolving Maturity Date (each such Letter of Credit with an expiration date that is later than five Business Days prior to the Revolving Maturity Date, a “Post-Maturity Letter of Credit”) so long as the applicable Borrower shall Post-Maturity Cash Collateralize in accordance with Section 2.21(h)(ii) ~~any~~such Post-Maturity Letter of Credit); provided~~,~~ further that no Letter of Credit may expire after the date that is five Business Days prior to the Revolving Maturity Date in respect of any Non-Extending Lenders under Section 2.10(b) if, after giving effect to the issuance, amendment, renewal or extension of such Letter of Credit, the aggregate Revolving Commitments of the Extending Lenders (including any New Lenders) for the period following such Revolving Maturity Date would be less than the Letter of Credit Exposure following such Revolving Maturity Date), (iv) name and address of the beneficiary of such Letter of Credit and (v) form of such Letter of Credit, and shall be accompanied by such application and agreement for Letter of Credit as such Issuing Bank may specify to the applicable Borrower for use in connection with such requested Letter of Credit (including, in connection with the issuance of a Post-Maturity Letter of Credit or the renewal of a Letter of Credit, such that, after giving effect to such renewal, such Letter of Credit becomes a Post-Maturity Letter of Credit, such documentation, including a reimbursement agreement, as such Issuing Bank may reasonably require in connection with such issuance or renewal) (a “Letter of Credit Agreement”). If the requested form of such Letter of Credit is acceptable to such Issuing Bank in its sole discretion, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the applicable Borrower at its office referred to in Section 9.02 or as otherwise agreed with the applicable Borrower in connection with such issuance. A Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of any Subsidiary of the Parent Borrower; provided~~,~~ that notwithstanding such statement, the applicable Borrower shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the applicable Borrower’s reimbursement obligations hereunder with respect to such Letter of Credit. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern. A Borrower may from time to time request that Letters of Credit be issued in US Dollars or any Alternative Currency. Any request for a Letter of Credit in an Alternative Currency shall be made to the Administrative Agent not later than 20 Business Days

(or such other date as may be agreed by the Administrative Agent and the applicable Issuing Banks, in their sole discretion) prior to the date of the desired issuance of a Letter of Credit denominated in the requested currency. The Administrative Agent shall promptly notify each Issuing Bank thereof. Each Issuing Bank shall confirm to the Administrative Agent not later than ten Business Days (or such other date as may be agreed by the Administrative Agent and the applicable Issuing Banks, in their sole discretion) after receipt of such request whether it can issue a Letter of Credit in the requested Alternative Currency. Any failure by an Issuing Bank to respond to such request within the time period specified in the preceding sentence shall be deemed to be a denial by such Issuing Bank to issue Letters of Credit in the requested currency. If one or more Issuing Banks confirms the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the applicable Borrower. If no Issuing Bank is able to issue a Letter of Credit in an additional currency under this Section 2.21(b), the Administrative Agent shall promptly notify the applicable Borrower. Notwithstanding anything to the contrary set forth herein, this Section 2.21 shall not be construed to impose an obligation upon any Issuing Bank to issue, amend, renew or extend any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain such Issuing Bank from issuing, amending, renewing or extending such Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit the issuance, amendment, renewal or extension of letters of credit generally or such Letter of Credit in particular, (ii) the issuance, amendment, renewal or extension of such Letter of Credit would or could reasonably be expected to breach, violate or otherwise be inconsistent with any internal policy of such Issuing Bank or any law or regulation to which such Issuing Bank is, or would be upon issuance, amendment, renewal or extension of such Letter of Credit, subject to or (iii) such Letter of Credit is denominated in an Alternative Currency not approved for issuance, amendment, renewal or extension by such Issuing Bank.

(c) Issuing Bank Reports. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall report in writing to the Administrative Agent (i) on or prior to each Business Day on which such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the US Dollar Equivalent Amount of the aggregate face amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the US Dollar Equivalent Amount thereof shall have changed), it being understood that such Issuing Bank shall not be obligated to effect any issuance, renewal, extension or amendment resulting in an increase in the aggregate US Dollar Equivalent Amount of the Letters of Credit issued by it without first obtaining written confirmation from the Administrative Agent that such increase is then permitted under this Agreement, (ii) on each Business Day on which such Issuing Bank makes any Letter of Credit Disbursement, the date and the US Dollar Equivalent Amount of such Letter of Credit Disbursement, (iii) on any Business Day on which a Borrower fails to reimburse a Letter of Credit Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the US Dollar Equivalent Amount of such Letter of Credit Disbursement and (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

(d) Participations in Letters of Credit. Except as otherwise described in Section 2.21(h)(ii) in connection with Letters of Credit issued or extended on or after the Cash Collateralization Date, upon the issuance of a Letter of Credit by any Issuing Bank under Section 2.21(b), such Issuing Bank shall be deemed, without further action by any party hereto, to have granted to each Revolving Lender, and each Revolving Lender shall be deemed, without further action by any party hereto, to have acquired from such Issuing Bank, a participation in such Letter of Credit in the amount for each Revolving Lender equal to such Lender’s ratable share (based on its Revolving Commitment) of the amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstances whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments.

(e) Drawings Under Letters of Credit; Reimbursement; Interim Interest. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Bank shall notify the Administrative Agent and the Administrative Agent shall promptly notify the applicable Borrower and each other Revolving Lender as to the US Dollar Equivalent Amount to be paid as a result of such demand or drawing and the payment date. The applicable Borrower shall be irrevocably and unconditionally obligated to reimburse the applicable Issuing Bank, by no later than 12:00 p.m. (New York City time) on the Business Day immediately following the Business Day that such Borrower receives notice of such drawing, in the applicable currency for any amounts paid by such Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind; provided that such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 that such payment be financed with a Pro Rata Borrowing that is comprised of Base Rate Advances in an equivalent amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Pro Rata Borrowing. If the applicable Borrower fails to make such reimbursement payment when due, the applicable Issuing Bank shall notify the Administrative Agent thereof, and the Administrative Agent shall notify each Revolving Lender of the applicable Letter of Credit Disbursement, the payment then due from such Borrower in respect thereof (the “Unreimbursed Amount”) and the US Dollar Equivalent Amount of such Lender’s ratable share thereof (based on its Revolving Commitment). Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent the US Dollar Equivalent Amount of its ratable share (based on its Revolving Commitment) of the Unreimbursed Amount, in the same manner as provided in Section 2.02 with respect to Pro Rata Advances made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders in US Dollars or, if requested by such Issuing Bank, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the applicable Issuing Bank at such time on the basis of the Spot Rate (determined as of such funding date) for the purchase of such Alternative Currency with US Dollars. Promptly following receipt by the Administrative Agent of any payment from the applicable Borrower pursuant to this Section 2.21(e), the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving

Lenders have made payments pursuant to this Section 2.21(e) to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this Section 2.21(e) to reimburse any Issuing Bank for any Letter of Credit Disbursement shall not constitute an Advance and shall not relieve the applicable Borrower of its obligation to reimburse such Issuing Bank for such Letter of Credit Disbursement. All such amounts paid by any Issuing Bank (whether or not the US Dollar Equivalent Amount of their ratable shares, based on Revolving Commitments, of such amounts have been paid to such Issuing Bank by the Revolving Lenders as provided above) and remaining unpaid by the applicable Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Base Rate for such day, plus the Applicable Pro Rata Interest Rate Margin for Base Rate Advances for such day, plus, if such amount remains unpaid for more than three Business Days, 1%. Notwithstanding anything to the contrary contained herein, the Revolving Lenders shall not have any obligation to reimburse any Issuing Bank for any Letter of Credit Disbursement made under any Post-Maturity Letter of Credit that occurs on or after the Revolving Maturity Date.

(f) Obligations Unconditional. The obligations of the Borrowers under Section 2.21(e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

(i) any lack of enforceability of this Agreement, any Letter of Credit, any Letter of Credit Agreement or any other agreement or instrument, in each case, relating thereto (all of the foregoing being, collectively, the “L/C Related Documents”)

(ii) the use that may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

(iii) the existence of any claim, set-off, defense or other rights that the applicable Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), the Lenders (including the applicable Issuing Bank) or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

(iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

(v) payment under a Letter of Credit to the beneficiary of such Letter of Credit against presentation to the Issuing Bank of a draft or certificate that does not comply with the terms of the Letter of Credit; provided that the determination by the Issuing Bank to make such payment shall not have been the result of its willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction in a final and non-appealable judgment);

(vi) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the applicable Borrower or the relevant currency markets generally;

(vii) any other act or omission to act or delay of any kind by any Lender (including the applicable Issuing Bank), the Administrative Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of the applicable Borrower’s obligations hereunder; or

(viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrowers.

None of the Administrative Agent, the Lenders or the Issuing Banks, or any of their affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the applicable Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the applicable Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Issuing Bank (as finally determined by a court of competent jurisdiction in a final and non-appealable judgment), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Additional Issuing Banks. The Parent Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned) and such Revolving Lender, designate one or more additional Revolving Lenders to act as an issuing bank under the terms of this Agreement. Any Revolving Lender designated as an issuing bank pursuant to this Section 2.21(g) shall, upon entering into a Letter of Credit Agreement with the Parent Borrower, be deemed to be an “Issuing Bank” (in addition to being a Revolving Lender) hereunder.

(h) Cash Collateralization. (i) If any Event of Default shall occur and be continuing, on the Business Day that the Parent Borrower receives notice from the Administrative Agent or a Majority in Interest of the Revolving Lenders (or, if the maturity of the Pro Rata Advances has been accelerated, Revolving Lenders with aggregate Letter of Credit Exposures representing greater than 50% of the aggregate Letter of Credit Exposures) demanding the deposit of cash collateral pursuant to this Section 2.21(h)(i), the Borrowers shall deposit (“Cash Collateralize”) in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders and the Issuing Banks, an amount in cash equal to the aggregate Letter of Credit Exposures as of such date plus any accrued and unpaid interest thereon; provided that the obligation to Cash Collateralize shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Parent Borrower described in Section 6.01(e). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement to the Revolving Lenders and the Issuing Banks. The Administrative Agent shall have exclusive dominion and control, as defined in the Uniform Commercial Code of the State of New York, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for Letter of Credit Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the aggregate Letter of Credit Exposures at such time or, if the maturity of the Pro Rata Advances has been accelerated (but subject to the consent of Revolving Lenders with Letter of Credit Exposures representing greater than 50% of the aggregate Letter of Credit Exposures), be applied to satisfy other obligations of the Borrowers under this Agreement. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the applicable Borrower within three Business Days after all Events of Default have been cured or waived.

(ii) If any Post-Maturity Letters of Credit remain outstanding as of the date that is five Business Days prior to the Revolving Maturity Date (such date being referred to herein as the “Cash Collateralization Date”), the applicable Borrower shall, on the Cash Collateralization Date, deposit (“Post-Maturity Cash Collateralize”) in an account with each Issuing Bank that has issued any such Post-Maturity Letter of Credit, in the name of such Issuing Bank and for the benefit of such Issuing Bank and, prior to the Revolving Maturity Date, the Revolving Lenders (each, an “Issuing Bank LC Collateral Account”), an amount in cash equal to 102% of the aggregate amount (as determined in accordance with Section 1.04) of all outstanding Post-Maturity Letters of Credit issued by such Issuing Bank. In addition, if (x) a Borrower requests that a Post-Maturity Letter of Credit be issued, or a Letter of Credit be renewed (or if any Letter of Credit is automatically renewed for an additional one-year period), such that, after giving effect to such renewal, such Letter of Credit becomes a Post-Maturity Letter of Credit, by an Issuing Bank after the Cash Collateralization Date but before the Revolving Maturity Date and (y) such Issuing Bank agrees to issue such Post-Maturity Letter of Credit or renew such Letter of

Credit, then, as a condition to such issuance or renewal, the applicable Borrower shall deposit in such Issuing Bank’s Issuing Bank LC Collateral Account an amount in cash equal to 102% of the amount (as determined in accordance with Section 1.04) of such Post-Maturity Letter of Credit or Letter of Credit to be renewed, as applicable. Any such deposits pursuant to this Section 2.21(h)(ii) shall be held by each applicable Issuing Bank in its Issuing Bank LC Collateral Account as collateral for the payment and performance of the obligation of the applicable Borrower to reimburse such Issuing Bank for Letter of Credit Disbursements made by such Issuing Bank under each Post-Maturity Letter of Credit issued by such Issuing Bank. Each Issuing Bank shall have exclusive dominion and control, as defined in the Uniform Commercial Code of the State of New York, including the exclusive right of withdrawal, over its Issuing Bank LC Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of each Issuing Bank and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in each Issuing Bank LC Collateral Account shall be applied by the applicable Issuing Bank to reimburse such Issuing Bank for Letter of Credit Disbursements made by such Issuing Bank in respect of Post-Maturity Letters of Credit for which it has not been reimbursed, fees related to such Post-Maturity Letters of Credit and, to the extent not so applied, shall be held for the satisfaction of the obligation of the Borrowers to reimburse such Issuing Bank for Letter of Credit Disbursements made by such Issuing Bank in respect of Post-Maturity Letters of Credit issued by such Issuing Bank. If an Issuing Bank has issued more than one Post-Maturity Letter of Credit for which cash collateral was provided pursuant to this Section 2.21(h)(ii), upon the cancellation, surrender, or payment of any such Post-Maturity Letter of Credit, the Issuing Bank that issued such Post-Maturity Letter of Credit shall promptly release cash collateral to the applicable Borrower equal to the difference between (A) the total available funds in such Issuing Bank’s Issuing Bank LC Collateral Account and (B) 102% of the aggregate amount (as determined in accordance with Section 1.04) of all Post-Maturity Letters of Credit issued by such Issuing Bank that remain outstanding. Promptly after the cancellation, surrender, or payment of all Post-Maturity Letters of Credit issued by an Issuing Bank for which cash collateral was provided pursuant to this Section 2.21(h)(ii), such Issuing Bank shall return to the applicable Borrower all available funds, if any, in such Issuing Bank’s Issuing Bank LC Collateral Account. This Section 2.21(h) (ii) shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

SECTION 2.22 Swingline Advances.

(a) Each Swingline Lender severally agrees, on the terms and conditions set forth herein, to make Swingline Advances to any Borrower in Euro from time to time during the period from the Second Amendment Effective Date and while the Revolving Commitments remain in effect, in an amount that will not result in (i) the US Dollar Equivalent Amount of the aggregate outstanding principal amount of the Swingline Advances of such Swingline Lender exceeding its Swingline Commitment, (ii) the Revolving Credit Exposure of any Revolving Lender exceeding the Revolving Commitment of such Revolving Lender or (iii) the sum of the Aggregate Revolving Credit Exposure and the Aggregate Competitive Bid Exposure exceeding the aggregate amount of the Revolving Commitments; provided that no Swingline Lender shall be required to make a Swingline Advance to refinance an outstanding Swingline Advance. Within the foregoing limits and subject to the terms and conditions set forth herein, any Borrower may borrow, prepay and reborrow Swingline Advances. The failure of any Swingline Lender to make any Swingline Advance shall not in itself relieve any other Swingline Lender of its obligations hereunder (it being understood, however, that no Swingline Lender shall be responsible for the failure of any other Swingline Lender to make any Swingline Advance required to be made by such other Swingline Lender).

(b) In order to request a Swingline Advance from any Swingline Lender, the applicable Borrower (or the Parent Borrower on its behalf) shall deliver to such Swingline Lender (with a copy to the Administrative Agent) a duly completed notice of Swingline Borrowing signed by its duly authorized officer and in the form of Exhibit G not later than 11:00 a.m. (Local Time) on the day of such proposed Swingline Advance. Such notice (a “Notice of Swingline Borrowing”) shall be irrevocable and shall in each case specify (i) the name of the applicable Borrower, (ii) the name of the applicable Swingline Lender, (iii) the requested date of such Swingline Advance (which shall be a Business Day and may be the date of the Notice of Swingline Borrowing) and the amount thereof requested to be made by the applicable Swingline Lender and (iv) the location and number of such Borrower’s account to which funds are to be disbursed. The applicable Swingline Lender shall, after receipt of such Notice of Swingline Borrowing, confirm with the Administrative Agent that it has received a copy thereof. Each Swingline Lender shall, subject to the conditions set forth herein, make the requested Swingline Advance available, promptly after receipt of the applicable Notice of Swingline Borrowing, to the applicable Borrower by wire transfer of same day funds to the account specified in the applicable Notice of Swingline Borrowing on the requested date of such Swingline Advance.

(c) Each Borrower shall repay to each Swingline Lender the outstanding principal balance of each Swingline Advance made to such Borrower by such Swingline Lender on the earlier of the date that is the seventh Business Day after such Swingline Advance is made and the Revolving Maturity Date; provided that, on each date that a Pro Rata Borrowing denominated in Euro is made to a Borrower that shall have borrowed Swingline Advances, such Borrower shall repay all Swingline Advances that were outstanding on the date a Notice of Committed Borrowing with respect to such Pro Rata Borrowing was given.

(d) Each Swingline Advance shall bear interest at a rate per annum equal at all times to the sum of (i) the Euro Overnight Rate in effect from time to time plus (ii) the Applicable Pro Rata Interest Rate Margin set forth under the caption “LIBO/EURIBO/CDO/Euro Overnight Rate Spread” in effect from time to time, payable in arrears on the date such Swingline Advance is due as provided in clause (c) of this Section. If any principal of or interest on any Swingline Advance payable by a Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, payable in arrears on the date referred to in clause (c) of this Section or, thereafter, on demand, at a rate per annum equal at all times to 1% per annum above the rate per annum otherwise required to be paid on such Swingline Advance as provided above.

(e) Each Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 p.m., Local Time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the outstanding Swingline Advances made by such Swingline Lender. Such notice shall specify the aggregate amount of Swingline Advances in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s ratable share, based on its Revolving Commitment, of such Swingline Advance or Swingline Advances. Each Lender hereby absolutely and unconditionally agrees, as soon as practicable upon receipt of notice as provided above, to pay in Euro to the Administrative Agent, for the account of the applicable Swingline Lender, such Lender’s ratable share, based on its Revolving Commitment, of such Swingline Advance or Swingline Advances. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Advances pursuant to this paragraph (e) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph (e) by making available same day funds, in the same manner as provided in Section 2.02(b) with respect to Advances made by such Lender (and Section 2.02(b) shall apply, mutatis mutandis, to the payment obligations of the Lenders under this paragraph (e)), and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the applicable Borrower of any participations in any Swingline Advance acquired pursuant to this paragraph (e), and thereafter payments in respect of such Swingline Advance shall be made to the Administrative Agent and not to the applicable Swingline Lender. Any amounts received by any Swingline Lender from the applicable Borrower (or other party on behalf of the applicable Borrower) in respect of a Swingline Advance after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph (e) and to the applicable Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the applicable Swingline Lender or to the Administrative Agent, as the case may be, if and to the extent such payment is required to be refunded to the applicable Borrower for any reason. The purchase of participations in a Swingline Advance pursuant to this paragraph (e) shall not relieve the Borrowers of any default in the payment thereof.

ARTICLE III

Conditions to ~~Closing Date and~~ Lending

SECTION 3.01 [Reserved].

~~SECTION 3.01 Conditions Precedent to Closing Date. This Agreement and the obligations of each Lender to make its initial Advance and of each Issuing Bank to issue its initial Letter of Credit hereunder shall not become effective until the date on which each of the following conditions precedent is satisfied, or waived in accordance with Section 9.01:~~

~~(a) This Agreement shall have been executed by the Administrative Agent and the London Agent, and the Administrative Agent shall have received from Kraft Heinz, the Parent Borrower and each Initial Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission) that such party has signed a counterpart of this Agreement.~~

~~(b) The Holdco Guaranty Agreement shall have been executed by Kraft Heinz and the Administrative Agent.~~

~~(c) The Agents and the Lenders shall have received payment in full in cash of all fees and expenses due to them pursuant to the Commitment Letter, the JPM Fee Letter or the CoBank Fee Letter on or prior to the Closing Date and, in the case of expenses, to the extent invoiced at least one day prior to the Closing Date.~~

~~(d) The Lenders shall have received all documentation and other information required by regulatory authorities with respect to the Borrowers and Kraft Heinz under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.~~

~~(e) On the Closing Date, the following statements shall be true and the Administrative Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of Kraft Heinz, dated the Closing Date, stating that:~~

~~(i) the representations and warranties contained in Section 4.01 are correct on and as of the Closing Date, and~~

~~(ii) no event has occurred and is continuing on and as of the Closing Date that constitutes a Default or Event of Default.~~

~~(f) The Administrative Agent shall have received on or before the Closing Date the following, each dated such day, in form and substance reasonably satisfactory to the Administrative Agent:~~

~~(i) Certified copies of the resolutions of the Board of Directors of each of Kraft Heinz and the Parent Borrower approving this Agreement and, in the case of Kraft Heinz, the Holdco Guaranty Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Holdco Guaranty Agreement.~~

~~(ii) Certificates of the Secretary or an Assistant Secretary of each of Kraft Heinz and the Parent Borrower certifying the names and true signatures of the officers thereof authorized to sign this Agreement and, in the case of Kraft Heinz, the Holdco Guaranty Agreement and certifying as to the organizational documents, the resolutions and the good standing of Kraft Heinz and the Parent Borrower and other customary matters.~~

~~(iii) Opinions of (A) Kirkland & Ellis LLP, special New York counsel to Kraft Heinz and the Parent Borrower, and (B) internal counsel for Kraft Heinz, in each case reasonably satisfactory to the Administrative Agent.~~

~~(g) The Merger Transactions shall have been (or substantially concurrently with the occurrence of the Closing Date shall be) consummated, in each case pursuant to and on the terms set forth in the Merger Agreement and without giving effect to amendments, supplements, waivers or other modifications to the Merger Agreement that are adverse in any material respect to the Lenders and that have not been approved by the Joint Lead Arrangers. The Parent Borrower shall be a wholly-owned Subsidiary of Kraft Heinz.~~

~~(a) All amounts under (i) the Five-Year Revolving Credit Agreement dated as of May 29, 2014, among Kraft Foods Group, JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as administrative agents, the lenders party thereto and the other parties thereto, (ii) the Credit Agreement dated as of June 7, 2013, among H. J. Heinz Company, H.J. Heinz Corporation II, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other parties thereto and (iii) 4.25% Second Lien Secured Notes due in 2020, issued under the Indenture, dated as of April 1, 2013, among H. J. Heinz Company, as the issuer, H.J. Heinz Corporation II, as a guarantor, the other guarantors party thereto from time to time, and Wells Fargo Bank, National Association, as trustee and collateral agent, in each case shall have been (or substantially concurrently with the occurrence of the Closing Date shall be) repaid and all commitments thereunder and guarantees and Liens created in connection therewith shall have been (or substantially concurrently with the occurrence of the Closing Date shall be) terminated and released, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it (the transactions set forth in this clause (h), collectively, the “Refinancing”).~~

~~The Administrative Agent shall notify Kraft Heinz, the Parent Borrower and the Lenders of the date which is the Closing Date upon satisfaction or waiver of all of the conditions precedent set forth in this Section 3.01. For purposes of determining compliance with the conditions specified in this Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Parent Borrower, by notice to the Lenders, designates as the proposed Closing Date, specifying its objection thereto. Notwithstanding the foregoing, the obligations of the Lenders to make Advances and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied or waived at or prior to 5:00 p.m., New York City time, on July 6, 2015 (and, in the event such conditions shall not have been so satisfied or waived, the Commitments shall terminate at such time).~~

SECTION 3.02 Initial Advance to Each Designated Subsidiary. The obligation of each Revolving Lender to make an initial Pro Rata Advance to any Designated Subsidiary, ~~and~~ of any Issuing Bank to issue its initial Letter of Credit for the account of any Designated Subsidiary and of any Swingline Lender to make any Swingline Advance to any Designated Subsidiary, in each case following any designation of such Designated Subsidiary as a Borrower hereunder pursuant to Section 9.08 is subject to the receipt by the Administrative Agent on or before such date of designation of each of the following, in form and substance satisfactory to the Administrative Agent and dated such date of designation, and in sufficient copies for each Revolving Lender:

(a) Certified copies of the resolutions of the Board of Directors of such Designated Subsidiary (with a certified English translation if the original thereof is not in English) approving this Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement.

(b) A certificate of a proper officer of such Designated Subsidiary certifying the names and true signatures of the officers of such Designated Subsidiary authorized to sign this Agreement and the other documents to be delivered hereunder and certifying to other customary matters.

(c) A certificate signed by a duly authorized officer of the Designated Subsidiary certifying that such Designated Subsidiary shall have obtained all governmental and third party authorizations, consents, approvals (including exchange control approvals) and licenses required under applicable laws and regulations necessary for such Designated Subsidiary to execute and deliver this Agreement and to perform its obligations thereunder.

(d) The Designation Agreement of such Designated Subsidiary, substantially in the form of Exhibit D hereto.

(e) An opinion of counsel (which may be in-house counsel) to such Designated Subsidiary covering, to the extent customary and appropriate for the relevant jurisdiction, the opinions outlined on Exhibit E hereto.

(f) All information relating to any such Designated Subsidiary reasonably requested by any Lender through the Administrative Agent not later than two Business Days after such Lender shall have been notified of the designation of such Designated Subsidiary under Section 9.08 in order to allow such Lender to comply with “know your customer” regulations or any similar rules or regulations under applicable foreign laws.

SECTION 3.03 Conditions Precedent to Each Pro Rata Borrowing, Swingline Advance and Letter of Credit Issuance or Extension. The obligation of each Revolving Lender to make a Pro Rata Advance on the occasion of each Pro Rata Borrowing, the obligation of each Swingline Lender to make any Swingline Advance and the obligation of each Issuing Bank to issue, to amend, to renew or to extend the expiry date of a Letter of Credit~~,~~ shall be subject to the conditions precedent that the Closing Date shall have occurred (and, in the case of any Pro Rata Borrowing, any Swingline Advance or any Letter of Credit issued for the account of a Designated Subsidiary, the conditions set forth in Section 3.02 with respect to such Designated Subsidiary shall have been satisfied) and on the date of such Pro Rata Borrowing, Swingline Advance or Letter of Credit issuance or extension the following statements shall be true, and the acceptance by the applicable Borrower of the proceeds of such Pro Rata Borrowing, Swingline Advance or the issuance or extension of such Letter of Credit shall be a representation by the applicable Borrower that:

(a) the representations and warranties contained in Section 4.01 (except the representations set forth in the last sentence of subsection (e) and in subsection (f) thereof (other than clause (i) thereof)) are correct in all material respects on and as of the date of such Pro Rata Borrowing or Swingline Advance or the issuance or extension of such Letter of Credit, before and after giving effect to such Pro Rata Borrowing or Swingline Advance and to the application of the proceeds therefrom or to such Letter of Credit issuance or extension, as though made on and as of such date, and, if such Pro Rata Borrowing or Swingline Advance or issuance or extension of Letter of Credit shall have been requested by a Designated Subsidiary, the representations and warranties of such Designated Subsidiary contained in its Designation Agreement are correct in all material respects on and as of the date of such Pro Rata Borrowing or Swingline Advance or the issuance or extension of such Letter of Credit, before and after giving effect to such Pro Rata Borrowing or Swingline Advance and to the application of the proceeds therefrom or to such Letter of Credit issuance or extension, as though made on and as of such date; and

(b) before and after giving effect to the application of the proceeds of all Borrowings on such date (together with any other resources of the Borrowers applied together therewith), no event has occurred and is continuing, or would result from such Pro Rata Borrowing or Swingline Advance or the issuance or extension of such Letter of Credit, that constitutes a Default or Event of Default.

SECTION 3.04 Conditions Precedent to Each Competitive Bid Borrowing. The obligation of each Revolving Lender that is to make a Competitive Bid Advance on the occasion of a Competitive Bid Borrowing shall be subject to the conditions precedent that (i) the Administrative Agent shall have received the written confirmatory Notice of Competitive Bid Borrowing with respect thereto, (ii) on or before the date of such Competitive Bid Borrowing, but prior to such Competitive Bid Borrowing, the Administrative Agent shall have received a Competitive Bid Note payable to such Lender, or its registered assigns, for each of the one or more Competitive Bid Advances to be made by such Lender as part of such Competitive Bid Borrowing, in a principal amount equal to the principal amount of the Competitive Bid Advance to be evidenced thereby and otherwise on such terms as were agreed to for such Competitive Bid Advance in accordance with Section 2.07, and (iii) on the date of such Competitive Bid Borrowing the following statements shall be true, and the acceptance by the applicable Borrower of the proceeds of such Competitive Bid Borrowing shall be a representation by such Borrower, that:

(a) the representations and warranties contained in Section 4.01 (except the representations set forth in the last sentence of subsection (e) and in subsection (f) thereof (other than clause (i) thereof)) are correct in all material respects on and as of the date of such Competitive Bid Borrowing, before and after giving effect to such Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and, if such Competitive Bid Borrowing shall have been requested by a Designated Subsidiary, the representations and warranties of such Designated Subsidiary contained in its Designation Agreement are correct in all material respects on and as of the date of such Competitive Bid Borrowing, before and after giving effect to such Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

(b) before and after giving effect to the application of the proceeds of all Borrowings on such date (together with any other resources of the Borrowers applied together therewith), no event has occurred and is continuing, or would result from such Competitive Bid Borrowing that constitutes a Default or Event of Default.

ARTICLE IV

Representations and Warranties

SECTION 4.01 Representations and Warranties of Kraft Heinz and the Parent Borrower. Each of Kraft Heinz and the Parent Borrower represents and warrants as to Kraft Heinz, the Parent Borrower and the other Subsidiaries of Kraft Heinz as follows:

(a) Each of Kraft Heinz and the Parent Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

(b) The execution, delivery and performance of this Agreement, the Holdco Guaranty Agreement and the Notes to be delivered by the Parent Borrower are within the corporate powers of Kraft Heinz or the Parent Borrower, as applicable, have been duly authorized by all necessary corporate action on the part of Kraft Heinz or the Parent Borrower, as applicable, and do not contravene (i) the charter or by-laws of Kraft Heinz or the Parent Borrower or (ii) any law, rule, regulation or order of any court or governmental agency or any contractual restriction binding on or affecting Kraft Heinz or the Parent Borrower except, with respect to any contravention referred to in clause (ii), to the extent that such contravention could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by Kraft Heinz or the Parent Borrower, as applicable, of this Agreement, the Holdco Guaranty Agreement or the Notes to be delivered by the Parent Borrower except for (i) authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those authorizations, approvals, or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) Each of this Agreement and the Holdco Guaranty Agreement is, and each of the Notes to be delivered by the Parent Borrower when delivered hereunder will be, duly executed and delivered by Kraft Heinz or the Parent Borrower, as applicable, and a legal, valid and binding obligation of Kraft Heinz or the Parent Borrower, as applicable, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e) As reported in ~~the Form S-4 as in effect prior to the Closing Date~~Kraft Heinz’s Annual Report on Form 10-K for the year ended December 31, 2017, the consolidated balance sheet of ~~Holdco~~Kraft Heinz and its Subsidiaries as of December ~~28~~31, 201~~4~~7, and the consolidated statements of ~~operations~~income, comprehensive income~~/(loss)~~, equity and cash flows of ~~Holdco~~Kraft Heinz and its Subsidiaries for the year then ended fairly present, in all material respects, the consolidated financial position of ~~Holdco~~Kraft Heinz and its Subsidiaries as at such date and the consolidated results of the operations ~~of Holdco~~and cash flows of Kraft Heinz and its Subsidiaries for the year ended on such date, all in accordance with accounting principles generally accepted in the United States. As reported in Kraft ~~Food Group’s Annual~~Heinz’s Quarterly Report on Form 10-~~K~~Q for the ~~year~~fiscal quarter ended ~~December 28~~March 31, 201~~4~~8, the consolidated balance sheet~~s~~ of Kraft ~~Foods Group~~Heinz and its Subsidiaries as of ~~December 28~~March 31, 201~~4~~8, and the consolidated statements of ~~earnings~~income, comprehensive income, equity and cash flows of Kraft ~~Foods Group~~Heinz and its Subsidiaries for the ~~year~~fiscal quarter then ended fairly present, in all material respects, the consolidated financial position of Kraft ~~Foods Group~~Heinz and its Subsidiaries as at such date and the consolidated results of the operations and cash flows of Kraft ~~Foods Group~~Heinz and its Subsidiaries for the ~~year~~fiscal quarter ended on such date, all in accordance with accounting principles generally accepted in the United States. Except as disclosed in ~~the Form S-4 as in effect prior the Closing Date or as disclosed in Kraft Foods Group’s~~Kraft Heinz’s Annual Report on Form 10-K for the year ended December ~~28~~31, 201~~4~~7, or in any Current Report on Form 8-K or Quarterly Report on Form 10-Q filed subsequent to December ~~28~~31, 201~~4~~7, but prior to the ~~Closing~~Second Amendment Effective Date, since December ~~28~~31, 201~~4~~7, there has been no material adverse change in the financial condition or operations of Kraft Heinz~~, Kraft Foods Group and their respective~~ and its Subsidiaries, taken as a whole ~~and on a pro forma basis after giving effect to the Merger Transactions~~.

(f) There is no pending or, to the knowledge of Kraft Heinz, threatened in writing, action or proceeding affecting Kraft Heinz or any of its Subsidiaries before any court, governmental agency or arbitrator (a “Proceeding”) (i) that purports to affect the legality, validity or enforceability of this Agreement or (ii) except for Proceedings disclosed in ~~the Form S-4 as in effect prior to the Closing Date or in Kraft Foods Group’s~~Kraft Heinz’s Annual Report on Form 10-K for the year ended December ~~28~~31, 201~~4~~7, or in any Current Report on Form 8-K or Quarterly Report on Form 10-Q filed subsequent to December ~~28~~31, 201~~4~~7, but prior to the ~~Closing~~Second Amendment Effective Date, or, with respect to Proceedings commenced after the date of the most recent such document but prior to the ~~Closing~~Second Amendment Effective Date, a certificate, if any, delivered to the Lenders on or prior to the ~~Closing~~Second Amendment Effective Date, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(g) Kraft Heinz owns directly or indirectly 100% of the capital stock of the Parent Borrower. The Parent Borrower owns directly or indirectly 100% of the capital stock of each other Borrower.

(h) None of the proceeds of any Advance or any Letter of Credit will be used, directly or indirectly, for any purpose that would result in a violation of Regulation U.

(i) Kraft Heinz ~~has~~and the Parent Borrower have implemented and maintain~~s~~ in effect policies and procedures reasonably designed to ensure compliance by Kraft Heinz, the Parent Borrower and each of ~~its~~their Subsidiaries and their respective directors, officers, employees and agents (acting in their capacity as such) with the FCPA and other applicable Anti-Corruption Laws and applicable Sanctions. None of (i) Kraft Heinz, the Parent Borrower or any of ~~its~~their Subsidiaries or (ii) to the knowledge of Kraft Heinz or the Parent Borrower, any director, officer, employee or agent of Kraft Heinz or its Subsidiaries, is a Sanctioned Person.

ARTICLE V

Covenants

SECTION 5.01 Affirmative Covenants. Commencing on the Closing Date and for as long as any Advance, interest or fees hereunder shall remain unpaid, any Letter of Credit (other than, after the Cash Collateralization Date, any Post-Maturity Letter of Credit) shall remain outstanding or any Letter of Credit Disbursement unreimbursed or any Lender shall have any Commitment hereunder, each of Kraft Heinz and the Parent Borrower will:

(a) Compliance with Laws, Etc. Comply, and cause each Major Subsidiary to comply, in all material respects, with all applicable laws, rules, regulations and orders (such compliance to include, without limitation, complying with ERISA and paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith), noncompliance with which would have a Material Adverse Effect.

(b) Maintenance of Total Shareholders’ Equity. Maintain Total Shareholders’ Equity of not less than the Minimum Shareholders’ Equity.

(c) Reporting Requirements. Furnish to the Lenders:

(i) as soon as available and in any event within 5 days after the due date for Kraft Heinz to have filed its Quarterly Report on Form 10-Q with the Commission for the first three quarters of each fiscal year, an unaudited interim condensed consolidated balance sheet of Kraft Heinz and its Subsidiaries as of the end of such quarter and unaudited interim condensed consolidated statements of earnings and cash flows of Kraft Heinz and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of Kraft Heinz;

(ii) as soon as available and in any event within 15 days after the due date for Kraft Heinz to have filed its Annual Report on Form 10-K with the Commission for each fiscal year, a copy of the consolidated financial statements for such year for Kraft Heinz and its Subsidiaries, audited by PricewaterhouseCoopers LLP (or other independent auditors which, as of the date of this Agreement, are one of the “big four” accounting firms);

(iii) all reports which Kraft Heinz sends to any of its shareholders, and copies of all reports on Form 8-K (or any successor forms adopted by the Commission) which Kraft Heinz files with the Commission;

(iv) as soon as possible and in any event within five days after obtaining actual knowledge thereof, notice of the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the chief financial officer or treasurer of Kraft Heinz setting forth details of such Event of Default or event and the action which Kraft Heinz has taken and proposes to take with respect thereto; and

(v) such other information respecting the condition or operations, financial or otherwise, of Kraft Heinz, the Parent Borrower or any Major Subsidiary as any Lender through the Administrative Agent may from time to time reasonably request.

In lieu of furnishing the Lenders the items referred to in clauses (i), (ii) and (iii) above, Kraft Heinz or the Parent Borrower may make such items available on the Internet at www.sec.gov or another website identified by Kraft Heinz or the Parent Borrower to the Administrative Agent (which website includes an option to subscribe to a free service alerting subscribers by e-mail of new Commission filings) or any successor or replacement website thereof, or by similar electronic means.

(d) Ranking. Cause each Advance made to the Parent Borrower and each Guaranty by the Parent Borrower of an Advance made to another Borrower hereunder at all times to constitute senior Debt of the Parent Borrower ranking equally in right of payment with all existing and future senior Debt of the Parent Borrower and senior in right of payment to all existing and future subordinated Debt of the Parent Borrower, and cause the guaranty made by Kraft Heinz under the Holdco Guaranty Agreement at all times to constitute senior Debt of Kraft Heinz ranking equally in right of payment with all existing and future senior Debt of Kraft Heinz and senior in right of payment to all existing and future subordinated Debt of Kraft Heinz.

(e) Anti-Corruption Laws and Sanctions. ~~Maintain in effect policies and procedures reasonably designed to ensure that no Borrowing will be made, and no~~ Not use the proceeds of any Borrowing or Letter of Credit ~~will be used~~ (and will not permit proceeds of any Borrowing or Letter of Credit to be used) (i) for the purpose of funding payments to any officer or employee of a Governmental Authority or of a Person controlled by a Governmental Authority, to any Person acting in an official capacity for or on behalf of any Governmental Authority or Person controlled by a Governmental Authority, or to any political party, official of a political party, or candidate for political office, in each case in violation of the FCPA, (ii) for the purpose of funding payments in violation of other applicable Anti-Corruption Laws, (iii) for the purpose of financing the activities of any Sanctioned Person ~~in violation of applicable Anti-Corruption Laws or~~or in any Sanctioned Country except to the extent permitted for a Person required to comply with Sanctions or (iv) in any manner that would result in the violation of applicable Sanctions by any party hereto.

SECTION 5.02 Negative Covenants. Commencing on the Closing Date and for so long as any Advance, interest or fees hereunder shall remain unpaid, any Letter of Credit (other than, after the Cash Collateralization Date, any Post-Maturity Letter of Credit) shall remain outstanding or any Letter of Credit Disbursement unreimbursed or any Lender shall have any Commitment hereunder, neither Kraft Heinz nor the Parent Borrower will:

(a) Liens, Etc. Create or permit any Major Subsidiary to create any lien, security interest, conditional sale or other title retention agreement or other charge or encumbrance (other than operating leases and licensed intellectual property) (“Liens”), upon or with respect to any of its properties, whether now owned or hereafter acquired to secure or provide for the payment of any Debt of any Person, other than:

(i) Liens upon or in property acquired or held by Kraft Heinz, the Parent Borrower or any Major Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition of such property;

(ii) Liens existing on property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition);

(iii) Liens existing on the date hereof securing Debt;

(iv) Liens on property financed through the issuance of industrial revenue bonds in favor of the holders of such bonds or any agent or trustee therefor;

(v) Liens existing on property of any Person acquired by Kraft Heinz, the Parent Borrower or any Major Subsidiary after the date hereof (other than any such Lien created in contemplation of such acquisition);

(vi) Liens securing Debt in an aggregate amount not in excess of the greater of (A) 10% of Consolidated Tangible Assets and (B) 10% of Consolidated Capitalization;

(vii) Liens upon or with respect to Margin Stock;

(viii) Liens in favor of Kraft Heinz, the Parent Borrower or any Major Subsidiary;

(ix) precautionary Liens provided by Kraft Heinz, the Parent Borrower or any Major Subsidiary in connection with the sale, assignment, transfer or other disposition of assets by Kraft Heinz, the Parent Borrower or such Major Subsidiary which transaction is determined by the Board of Directors of Kraft Heinz, the Parent Borrower or such Major Subsidiary to constitute a “sale” under accounting principles generally accepted in the United States;

(x) Liens secured in the favor of a U.S. federal, state or municipal governmental entity entered into for the purposes of reducing certain tax liabilities of Kraft Heinz or its Subsidiaries, provided that Kraft Heinz or such Subsidiary may upon not more than 120 days’ notice obtain title from such governmental entity to such property free and clear of any Liens (other than Liens permitted by this Section 5.02(a)) by paying a nominal fee or the amount of any taxes (or any portion thereof) that would have otherwise been due and payable had such transaction not been terminated, by canceling issued bonds, if any, or otherwise terminating or unwinding such transaction;

(xi) Liens for taxes, fees, assessments or other governmental charges, levies or claims not yet due or which are not delinquent beyond any period of grace or remain payable without penalty or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(xii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, supplier’s or other like Liens arising in the ordinary course of business;

(xiii) pledges, deposits or other Liens in the ordinary course of business in connection with workers’ compensation, payroll taxes, unemployment insurance and other social security legislation;

(xiv) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Debt), statutory or regulatory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(xv) easements, rights-of-way, restrictions, covenants, conditions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which do not in any case materially interfere with the ordinary conduct of the business of the applicable Person;

(xvi) Liens securing judgments for the payment of money not constituting an Event of Default under Section 6.01(f);

(xvii) Liens (A) of a collection bank (including those arising under Section 4-210 of the Uniform Commercial Code) on the items in the course of collection and (B) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are within the general parameters customary in the banking industry;

(xviii) Liens arising under repurchase agreements, reverse repurchase agreements, securities lending and borrowing agreements and similar transactions;

(xix) Liens arising from leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which (A) would not reasonably be expected to materially adversely affect the financial position or results of operations of Kraft Heinz and its Subsidiaries taken as a whole and (B) do not secure any Debt;

(xx) Liens solely on deposits, advances, contractual payments, including implementation allowances or escrows to or with landlords, customers or clients or in connection with insurance arrangement in the ordinary course of business;

(xxi) pledges, deposits and other Liens in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance;

(xxii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(xxiii) any interest or title of a lessor or sublessor under leases or subleases entered into by Kraft Heinz, the Parent Borrower or any Major Subsidiary in the ordinary course of business (other than pursuant to any sale and leaseback transaction);

(xxiv) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by Kraft Heinz, the Parent Borrower or any Major Subsidiary in the ordinary course of business;

(xxv) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the incurrence of Debt, (ii) relating to pooled deposit or sweep accounts of Kraft Heinz, the Parent Borrower or any Major Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of Kraft Heinz, the Parent Borrower or such Major Subsidiary or (iii) relating to purchase orders and other agreements entered into with customers of Kraft Heinz, the Parent Borrower or any Major Subsidiary in the ordinary course of business;

(xxvi) Liens arising from precautionary Uniform Commercial Code financing statement filings;

(xxvii) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(xxviii) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of Kraft Heinz, the Parent Borrower or any Major Subsidiary;

(xxix) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit issued for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; and

(xxx) any extension, renewal or replacement of the foregoing, provided that (A) such Lien does not extend to any additional assets (other than a substitution of like assets) and (B) the amount of Debt secured by any such Lien is not increased (and, in the case of any extension, renewal or replacement of a Lien permitted under Section 5.02(a)(vi), the amount of such Debt shall be included in the calculation of the aggregate amount of Debt for purposes of such Section).

(b) Mergers, Etc. Consolidate with or merge into, or convey or transfer, or permit one or more of its Subsidiaries to convey or transfer, (i) the properties and assets of Kraft Heinz and its Subsidiaries substantially as an entirety to, or (ii) the properties and assets of the Parent Borrower and its Subsidiaries substantially as an entirety to, any Person unless, immediately before and after giving effect thereto, no Default or Event of Default would exist and, in the case of any merger or consolidation to which Kraft Heinz or the Parent Borrower is a party, the surviving corporation is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and assumes all of the obligations of Kraft Heinz or the Parent Borrower, as the case may be, under this Agreement (including without limitation the covenants set forth in Article V) and, in the case of any merger or consolidation to which Kraft Heinz is a party, assumes all of Kraft Heinz’s obligations under the Holdco Guaranty Agreement, in each case by the execution and delivery of an instrument or instruments in form and substance reasonably satisfactory to the Required Lenders.

ARTICLE VI

Events of Default

SECTION 6.01 Events of Default. Each of the following events (each an “Event of Default”) shall constitute an Event of Default:

(a) Any Borrower shall fail to pay any principal of any Advance or any reimbursement for Letter of Credit Disbursements when the same becomes due and payable; or any Borrower shall fail to pay interest on any Advance, or the Parent Borrower shall fail to pay any fees payable under Section 2.09, within ten days after the same becomes due and payable (or after notice from the Administrative Agent in the case of fees referred to in Section 2.09(b));

(b) Any representation or warranty made or deemed to have been made by Kraft Heinz or any Borrower herein or under any Designation Agreement or the Holdco Guaranty Agreement or by Kraft Heinz or any Borrower (or any of their respective officers) in connection with this Agreement, any Designation Agreement or the Holdco Guaranty Agreement shall prove to have been incorrect in any material respect when made or deemed to have been made;

(c) Kraft Heinz or any Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 5.01(b), 5.01(c)(iv) (provided that the subsequent delivery of the notice required by such Section 5.01(c)(iv) shall automatically cure any Event of Default resulting from the failure to have previously delivered such notice) or 5.02(b) hereof, (ii) any term, covenant or agreement contained in Section 5.02(a) hereof, if such failure shall remain unremedied for 15 days after written notice thereof shall have been given to the Parent Borrower by the Administrative Agent or any Lender or (iii) any other term, covenant or agreement contained in this Agreement or the Holdco Guaranty Agreement on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Parent Borrower by the Administrative Agent or any Lender;

(d) Kraft Heinz, any Borrower or any Major Subsidiary shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least US$300,000,000 in the aggregate (but excluding Debt arising under this Agreement) of Kraft Heinz, such Borrower or such Major Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt unless adequate provision for any such payment has been made in form and substance satisfactory to the Required Lenders; or any Debt of Kraft Heinz, any Borrower or any Major Subsidiary which is outstanding in a principal amount of at least US$300,000,000 in the aggregate (but excluding Debt arising under this Agreement) shall be declared to be due and payable, or required to be prepaid (other than by a scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof as a result of a breach by Kraft Heinz, such Borrower or such Major Subsidiary (as the case may be) of the agreement or instrument relating to such Debt unless adequate provision for the payment of such Debt has been made in form and substance satisfactory to the Required Lenders;

(e) Kraft Heinz, any Borrower or any Major Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Kraft Heinz, any Borrower or any Major

Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any of its property constituting a substantial part of the property of Kraft Heinz and its Subsidiaries taken as a whole) shall occur; or Kraft Heinz, any Borrower or any Major Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (e);

(f) Any judgment or order for the payment of money in excess of US$300,000,000 shall be rendered against Kraft Heinz, any Borrower or any Major Subsidiary and there shall be any period of 60 consecutive days during which a stay of enforcement of such unsatisfied judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

(g) Kraft Heinz, any Borrower or any ERISA Affiliate shall incur, or shall be reasonably likely to incur, liability as a result of one or more of the following: (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of Kraft Heinz, any Borrower or any ERISA Affiliate from a Multiemployer Plan; or (iii) the termination of a Multiemployer Plan that would, in the case of clauses (i), (ii) and (iii), individually or in the aggregate, materially adversely affect the financial condition or operations of Kraft Heinz and its Subsidiaries taken as a whole; provided, however, that no Default or Event of Default under this Section 6.01(g) shall be deemed to have occurred if Kraft Heinz, such Borrower or any ERISA Affiliate shall have made arrangements satisfactory to the PBGC or the Required Lenders to discharge or otherwise satisfy such liability (including the posting of a bond or other security);

(h) The guaranty provided by Kraft Heinz under the Holdco Guaranty Agreement shall for any reason cease (other than in accordance with the provisions of the Holdco Guaranty Agreement) to be valid and binding on Kraft Heinz, or Kraft Heinz shall so state in writing, or so long as any Subsidiary of the Parent Borrower is a Designated Subsidiary, the Guaranty provided by the Parent Borrower under Article VIII hereof in respect of such Designated Subsidiary shall for any reason cease (other than in accordance with the provisions of Article VIII) to be valid and binding on the Parent Borrower, or the Parent Borrower shall so state in writing; or

(i) ~~the~~The Parent Borrower shall cease to be a wholly owned Subsidiary of Kraft Heinz, or any other Borrower shall cease to be a wholly owned Subsidiary of the Parent Borrower.

SECTION 6.02 Lenders’ Rights upon Event of Default. If an Event of Default occurs and is continuing, then the Administrative Agent shall at the request, or may with the consent, of the Required Lenders, by notice to the Parent Borrower:

(a) declare the obligation of each Lender to make further Advances to be terminated, whereupon the same shall forthwith terminate,

(b) declare all the Advances then outstanding, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances then outstanding, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to Kraft Heinz or any Borrower under the Federal Bankruptcy Code or any equivalent bankruptcy or insolvency laws of any state or foreign jurisdiction, (i) the obligation of each Lender to make Advances shall automatically be terminated and (ii) the Advances then outstanding, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Kraft Heinz and the Borrowers, and

(c) exercise their rights and remedies under Section 2.21(h)(i),

ARTICLE VII

The Administrative Agent

SECTION 7.01 Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the Holdco Guaranty Agreement as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided herein), and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement, the Holdco Guaranty Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower as required by the terms of this Agreement or at the request such Borrower, and any notice provided pursuant to Section 5.01(c)(iv), but otherwise no Agent shall ~~not~~ have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Kraft Heinz or its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as an Agent or any of its Affiliates in any capacity. Notwithstanding any provision to the contrary contained elsewhere herein, no Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall any Agent have or be deemed to have any fiduciary relationship with any Lender, Issuing Bank or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

SECTION 7.02 Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its affiliates or its or their directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, the Holdco Guaranty Agreement or the Notes, except for its or their own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable judgment. Without limitation of the generality of the foregoing, the Administrative Agent:

(a) may treat the Lender that made any Advance as the holder of the Debt resulting therefrom until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07;

(b) may consult with legal counsel (including counsel for Kraft Heinz or any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

(c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or the Holdco Guaranty Agreement by Kraft Heinz or any Borrower;

(d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the Holdco Guaranty Agreement on the part of Kraft Heinz or any Borrower or to inspect the property (including the books and records) of Kraft Heinz or any Borrower;

(e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Holdco Guaranty Agreement, the Notes or any other instrument or document furnished pursuant hereto or thereto; and

(f) shall incur no liability under or in respect of this Agreement, the Holdco Guaranty Agreement or the Notes by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile, registered mail or, for the purposes of Section 2.02(a) or 2.07(b), email) believed by it to be genuine and signed or sent by the proper party or parties.

(g) shall not be responsible for or have any duty to ascertain or inquire into whether any Affiliated Lender intends to acquire or has acquired any Loan or as to whether any Lender is at any time an Affiliated Lender and that, unless the Administrative Agent shall have received, pursuant to the covenants of such Lender set forth in the Assignment and Acceptance pursuant to which such Lender shall have acquired any Term Loan hereunder, prior written notice from any Lender that such Lender is an Affiliated Lender, the Administrative Agent may deal with such Lender (including for purposes of determining the consent, approval, vote or other similar action of the Lenders or the Lenders of any Class), and shall not incur any liability for so doing, as if such Lender were not an Affiliated Lender.

SECTION 7.03 The Administrative Agent and Affiliates. With respect to its Commitment and the Advances made by it and any Letter of Credit issued by it and any Swingline Advance made by it, the Administrative Agent shall have the same rights and powers under this Agreement and the Holdco Guaranty Agreement as any other Lender ~~or~~, Issuing Bank or Swingline Lender and may exercise the same as though it were not the Administrative Agent; and the term “Lender”, “Lenders”, “Issuing Bank” ~~and~~, “Issuing Banks”, “Swingline Lender” and “Swingline Lenders” shall, unless otherwise expressly indicated, include the Administrative Agent in its individual capacity. The Administrative Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with Kraft Heinz, the Parent Borrower or any other Borrower, any of their respective Subsidiaries and any Person who may do business with or own securities of Kraft Heinz, the Parent Borrower, any other Borrower or any such Subsidiary, all as if the Administrative Agent were not the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks.

SECTION 7.04 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any Revolving Syndication Agent, any Revolving Joint Lead Arranger or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Revolving Syndication Agent, any Revolving Joint Lead Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or the Holdco Guaranty Agreement.

SECTION 7.05 Indemnification. The Lenders agree to indemnify the Administrative Agent and the Revolving Lenders agree to indemnify each Issuing Bank and each Swingline Lender (in each case, to the extent not reimbursed by the Borrowers), ratably according to (a) in the case of any indemnity of the Administrative Agent, the respective amounts of the Revolving Credit Exposures, Term Loans and unused Commitments held by each Lender (or most recently outstanding and in effect) and (b) in the case of any indemnity of any Issuing Bank or Swingline Lender, the respective amounts of the Revolving Credit Exposures and unused Revolving Commitments held by each Revolving Lender (or most recently outstanding and in effect), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent ~~or~~, such Issuing Bank or such Swingline Lender, as the case may be, in any way relating to or arising out of this Agreement, the Holdco Guaranty Agreement or the Notes or any action taken or omitted by the Administrative Agent ~~or~~, such Issuing Bank or such Swingline Lender under this Agreement, the Holdco Guaranty Agreement or the Notes, in each case, to the extent relating to the Administrative Agent ~~or~~, such Issuing Bank or such Swingline Lender, as applicable, in its capacity as such (including, in the case of any Issuing Bank, any refusal by such Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) (collectively, the “Indemnified Costs”), provided that no Lender shall be liable for any portion of the Indemnified Costs resulting from the Administrative Agent’s ~~or~~, such Issuing Bank’s or such Swingline Lender’s gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable judgment. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent and each Revolving Lender agrees to reimburse each Issuing Bank and each Swingline Lender promptly upon demand for its ratable share (determined as set forth in the first sentence of this Section) of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent ~~or~~, such Issuing Bank, or such Swingline Lender, as the case may be, in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, the Holdco Guaranty Agreement or the Notes to the extent that the Administrative Agent ~~or~~, such Issuing Bank or such Swingline Lender, as applicable, is not reimbursed for such expenses by the Parent Borrower or the other Borrowers. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.05 applies whether any such investigation, litigation or proceeding is brought by the Administrative Agent, any Issuing Bank, any Swingline Lender, any Lender or a third party.

SECTION 7.06 Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Parent Borrower and, if the Administrative Agent shall have become a Defaulting Lender, may be removed at any time by the Required Lenders. Upon the resignation or removal of the Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent (with the consent of the Parent Borrower so long as no Event of Default shall have occurred and be continuing). If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may (with the consent of the Parent Borrower so long as no Event of Default shall have occurred and be continuing), on behalf of the Lenders, appoint a successor Administrative Agent, which shall be (a) a Lender and (b) a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least US$500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement; provided that should the Administrative Agent for any reason not appoint a successor Administrative Agent, which it is under no obligation to do, then the rights, powers, discretion, privileges and duties referred to in this Section 7.06 shall be vested in the Required Lenders until a successor Administrative Agent has been appointed. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VII and Section 9.04 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. The resignation or removal of the Administrative Agent in accordance with this Section 7.06 shall also constitute the resignation or removal, as applicable, of the London Agent.

SECTION 7.07 Syndication Agents and Joint Lead Arrangers. None of the Persons that have been designated as the Revolving Syndication Agents or the Revolving Joint Lead Arrangers shall have any duties or obligations as a result of such designation or such titles hereunder, other than any obligations in their individual capacity as a Lender.

SECTION 7.08 Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender (which term, as used in this Section 7.08, includes each Issuing Bank) an amount equivalent to any applicable withholding tax. Without limiting or expanding the provisions of Section 2.15(a) or 2.15(c), each Lender shall, and does hereby, indemnify the Administrative Agent against, and shall make payable in respect thereof within 30 days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold tax from amounts paid to or for the account of such Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. The agreements in this Section 7.08 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement, the Holdco Guaranty Agreement and any Notes and the repayment, satisfaction or discharge of all other Obligations.

SECTION 7.09 Sub-Agents. The Administrative Agent may perform any of and all its duties and exercise its rights and powers hereunder, the Holdco Guaranty or any related agreement or instrument by or through any one or more sub-agents appointed by the Administrative Agent, and the Administrative Agent and any such sub-agent may perform any of and all their duties and exercise their rights and powers through their respective affiliates or branches. The exculpatory, indemnity and reimbursement provisions of this Article VII and Section 9.04 shall apply to any such sub-agent and affiliate, and their respective directors, officers, employees and agents.

SECTION 7.10 Administrative Agent Satisfaction Right. If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent ~~or~~, any Issuing Bank or any Swingline Lender, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (a) apply any amounts thereafter received by the Administrative Agent for the account of such Lender hereunder to satisfy such

Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged or (b) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender pursuant to Section 2.02(d), 2.14(d), 2.21, 2.22 7.05 or 7.08, in each case in such order as shall be determined by the Administrative Agent in its discretion.

SECTION 7.11 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under the Federal Bankruptcy Code or any other judicial proceeding relating to Kraft Heinz or any Borrower, the Administrative Agent (irrespective of whether the principal of any Advance or Obligation under any Letter of Credit shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances, Obligations under Letters of Credit and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 2.09 and 9.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 9.04.

SECTION 7.12 ERISA Fiduciary Liability. Each Lender (a) represents and warrants, as of the date such Person became a Lender party hereto, to, and (b) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Advances or the Commitments;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable, and the conditions of such exemption have been satisfied, with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement; or

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, and (C) the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (a) through (g) of Part I of PTE 84-14.

In addition, unless sub-clause (i) in the immediately preceding paragraph is true with respect to a Lender, such Lender further (a) represents and warrants, as of the date such Person became a Lender party hereto, to, and (b) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Kraft Heinz or any Borrower, that:

(i) none of the Administrative Agent, the London Agent, the Revolving Joint Lead Arrangers, or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent or the London Agent under this Agreement or any documents related to hereto);

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least US$50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies;

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Advances, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and

(v) no fee or other compensation is being paid directly to the Agents or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Advances, the Commitments or this Agreement.

The Agents hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Advances, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Advances or the Commitments for an amount less than the amount being paid for an interest in the Advances or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

Notwithstanding the foregoing, Section 7.12 of this Agreement shall not apply to the extent that the regulations under Section 3(21) of ERISA issued by the U.S. Department of Labor on April 8, 2016 are rescinded or otherwise revoked, repealed or no longer effective.

ARTICLE VIII

Guaranty

SECTION 8.01 Guaranty. The Parent Borrower hereby unconditionally and irrevocably guarantees (the undertaking of the Parent Borrower contained in this Article VIII being the “Guaranty”) the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of each Designated Subsidiary now or hereafter existing under this Agreement, whether for principal, interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), fees, expenses or otherwise and including each payment required to be made by any Designated Subsidiary in respect of any Letter of Credit (such obligations collectively being the “Designated Subsidiary Obligations”). This Guaranty is a guaranty of payment and not of collection.

SECTION 8.02 Guaranty Absolute. The Parent Borrower guarantees that the Designated Subsidiary Obligations will be paid strictly in accordance with the terms of this Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent, the Lenders or the Issuing Banks with respect thereto. The liability of the Parent Borrower under the Guaranty shall be absolute and unconditional, irrespective of:

(a) any lack of validity, enforceability or genuineness of any provision of this Agreement or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Designated Subsidiary Obligations, or any other amendment or waiver of or any consent to departure from this Agreement;

(c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Designated Subsidiary Obligations;

(d) any law or regulation of any jurisdiction or any other event affecting any term of a Designated Subsidiary Obligation; or

(e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Parent Borrower or any other Borrower.

The Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Designated Subsidiary Obligations is rescinded or must otherwise be returned by the Administrative Agent, any Lender or any Issuing Bank upon the insolvency, bankruptcy or reorganization of a Designated Subsidiary or otherwise, all as though such payment had not been made.

SECTION 8.03 Waivers.

(a) The Parent Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Designated Subsidiary Obligations and this Guaranty and any requirement that the Administrative Agent, any Lender or any Issuing Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against a Designated Subsidiary or any other Person or any collateral.

(b) The Parent Borrower hereby irrevocably waives any claims or other rights that it may now or hereafter acquire against any Designated Subsidiary that arise from the existence, payment, performance or enforcement of the obligations of the Parent Borrower under the Guaranty or this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent, any Lender or any Issuing Bank against such Designated Subsidiary or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such Designated Subsidiary, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Parent Borrower in violation of the preceding sentence at any time prior to the later of the cash payment in full of the Designated Subsidiary Obligations and all other amounts payable under the Guaranty and the Revolving Maturity Date, such amount shall be held in trust for the benefit of the Administrative Agent, the Lenders and the Issuing Banks and shall forthwith be paid to the Administrative Agent to be credited and applied to the Designated Subsidiary Obligations and all other amounts payable under the Guaranty, whether matured or unmatured, in accordance with the terms of this Agreement and the Guaranty, or to be held as collateral for any Designated Subsidiary Obligations or other amounts payable under the Guaranty thereafter arising. The Parent Borrower acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and the Guaranty and that the waiver set forth in this Section 8.03(b) is knowingly made in contemplation of such benefits.

SECTION 8.04 Continuing Guaranty. The Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Designated Subsidiary Obligations (including any and all Designated Subsidiary Obligations which remain outstanding after the Revolving Maturity Date) and all other amounts payable under the Guaranty, (ii) be binding upon each of the Parent Borrower and its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Lenders, the Administrative Agent, the Issuing Banks and their respective successors, transferees and assigns.

ARTICLE IX

Miscellaneous

SECTION 9.01 Amendments, Etc.; Limitations on Affiliated Lenders.

(a) No amendment or waiver of any provision of this Agreement or the Holdco Guaranty Agreement, nor consent to any departure by any Borrower or Kraft Heinz therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, Kraft Heinz and the Parent Borrower (or, in the case of the Holdco Guaranty Agreement, signed by Kraft Heinz and the Administrative Agent with the consent of the Required Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders (including Defaulting Lenders) affected thereby, Kraft Heinz and the Parent Borrower, do any of the following: (a) waive any of the conditions specified in Section 3.01 or, without the written consent of a Majority in Interest of the Revolving Lenders, waive any of the conditions specified in Section 3.02 or 3.03 (it being understood and agreed that any waiver or amendment of a representation, warranty, covenant, Default or Event of Default shall not constitute a waiver of any condition specified in Section 3.01, 3.02 or 3.03 unless the amendment or waiver so provides), (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or the amount or rate of interest on, the ~~Pro Rata~~ Advances ~~or the Term Loans~~, any Letter of Credit Disbursement or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the ~~Pro Rata~~ Advances ~~or the Term Loans~~ or the required date of reimbursement of any Letter of Credit Disbursement, or any fees or other amounts payable hereunder, or postpone the scheduled date of expiration of any Commitment (including any extension of the date by which the Closing Date must occur), (e) change the percentage of the Commitments (or Commitments of any Class) or of the aggregate Revolving Credit Exposure or the aggregate unpaid principal amount of the ~~Pro Rata Advances or~~ Term Loans, or the number of Lenders (or Lenders of any Class), that shall be required for the Lenders or any of them to take any action hereunder (it being understood that, solely with the consent of the parties prescribed by Section 2.18 to be parties to an Increase Amendment, Incremental Term Loans may be included in the determination of Required Lenders based on the amounts thereof outstanding), (f) release Kraft Heinz from any of its obligations under the Holdco Guaranty Agreement or release the Parent Borrower from any of its obligations under Article VIII, (g) change Section 2.16 in a manner that would alter the pro rata sharing of payments required thereby (other than to extend the Revolving Maturity Date applicable to the Advances and Revolving Commitments of consenting Revolving Lenders and to compensate such Lenders for consenting to such extension; provided that (i) no amendment permitted by this parenthetical shall reduce the amount of or defer any payment of principal, interest or fees to non-extending Lenders or otherwise adversely affect the rights of non-extending Lenders under this Agreement and (ii) the opportunity to agree to such extension and receive such compensation shall be offered on equal terms to all the Revolving Lenders), (h) add any additional currencies in which any Advance must be made available by the Lenders, (i) change any provision of this Agreement or the Holdco Guaranty Agreement in a manner that by its terms adversely affects the rights in respect of payments of Lenders of any Class differently from Lenders of any other Class, without the written consent of Lenders representing a Majority in Interest of each adversely affected Class or (j) amend this Section 9.01; provided further that no waiver of the conditions specified in Section 3.04 in connection with any Competitive Bid Borrowing shall be effective unless consented to by all Lenders making Competitive Bid Advances as part of such Competitive Bid Borrowing; and provided further that (A) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement, (B) no amendment, waiver or consent shall, unless in writing and signed by the applicable Issuing Bank in addition to the Lenders required above to take such action, affect the rights or duties of such Issuing Bank under this Agreement, (C) no amendment, waiver or consent shall, unless in writing and signed by the applicable Swingline Lender in addition to the Lenders required above to take such action, affect the rights or duties of such Swingline Lender under this Agreement, (D) any amendment, waiver or consent in respect of this Agreement that by its terms affects the rights or duties under this Agreement of the Lenders of one or more Classes (but not the Lenders of any other Classes) may be effected by an agreement or agreements in writing entered into by Kraft Heinz, the Parent Borrower and the requisite percentage in interest of Lenders under each affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time~~,~~ and (~~D~~E) this Agreement may be amended with the written consent of the Administrative Agent, Kraft Heinz and the Parent Borrower as set forth in Section 2.08(d), 2.10(b)(ix) or 2.18(a) ~~and (E) this Agreement and the Holdco Note Guaranty may be amended with the written consent of the Administrative Agent, Kraft Heinz and the Parent Borrower to reflect any changes in the names of Kraft Heinz or the Parent Borrower as a result of the Merger Transactions and any related transactions~~.

(b) Notwithstanding anything to the contrary set forth in this Agreement, no Lender that is an Affiliated Lender shall have any right to (and no Affiliated Lender shall) (i) consent to any amendment, waiver or consent with respect to any of the terms and conditions of this Agreement or the Holdco Guaranty Agreement, (ii) require any Agent or any Lender to take any action (or refrain from taking any action) with respect to this Agreement or the Holdco Guaranty Agreement, (iii) otherwise vote on any matter relating to this Agreement or the Holdco Guaranty Agreement, (iv) attend (or receive notice of) any meeting (whether in person, by telephone or other means) with any Agent or any Lender, except any portion thereof attended (at the invitation of the Administrative Agent) by representatives of Kraft Heinz or the Parent Borrower, or receive any information or material (in whatever form) prepared by or on behalf of, or otherwise provided by, any Agent or any Lender, other than any such information or material that has been made available by the Administrative Agent to Kraft Heinz or the Parent Borrower and any notices of borrowings, prepayments and other administrative matters in respect of its Term Loans required to be provided to it pursuant to Article II, or (v) make or bring any claim, in its capacity as a Lender, against any Agent or any Lender with respect to the fiduciary duties of any Agent or any Lender or any other duties and obligations of such Persons under this Agreement, the Holdco Guaranty Agreement or any related document or instrument; provided that, without the prior written consent of such Affiliated Lender, no amendment, waiver or consent with respect to any of the terms and conditions of this Agreement or the Holdco Guaranty Agreement shall (A) deprive any Affiliated Lender, in its capacity as Lender, of its share of any payments that Lenders of the same Class are entitled to share on a pro rata basis hereunder or (B) affect any Affiliated Lender, in its capacity as Lender, in a manner that is disproportionate to the effect of such amendment, waiver or consent on the other Lenders of the same Class.

(c) If a proceeding under the Federal Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law shall be commenced by or against Kraft Heinz or any Borrower prior to the time when the Obligations have been paid in full, each Affiliated Lender shall acknowledge and agree that it is an “insider” under Section 101(31) of the Federal Bankruptcy Code and, as such, the claims associated with the Term Loans and Term Commitments owned by it shall not be included in determining whether the applicable class of creditors holding such claims has voted to accept a proposed plan for purposes of Section 1129(a)(10) of the Federal Bankruptcy Code, or, alternatively, to the extent that the foregoing designation is deemed unenforceable for any reason, each Affiliated Lender shall vote (and hereby irrevocably authorizes and empowers the Administrative Agent so to vote on behalf of such Affiliated Lenders) in such proceedings in the same proportion as the allocation of voting with respect to such matter by Lenders that are not Affiliated Lenders, except to the extent that any plan of reorganization proposes to treat the Obligations held by such Affiliated Lender in a manner that is less favorable in any material respect to such Affiliated Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliated Lenders. To give effect to the foregoing right of the Administrative Agent to vote on behalf of any Affiliated Lender with respect to the Obligations, each Lender that is an Affiliated Lender hereby constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as such Affiliated Lender’s true and lawful attorney-in-fact with full power and authority in the place of such Affiliated Lender and in the name of such Affiliated Lender or in its own name, to take any and all appropriate action and to execute any and all documents and instruments as, in the opinion of such attorney, may be necessary or desirable to accomplish the purposes hereof, which appointment as attorney is irrevocable and coupled with an interest.

(d) The provisions set forth in Sections 9.01(b), 9.01(c) and 9.01(d), and the related provisions set forth in each Assignment and Acceptance executed by an Affiliated Lender, constitute an irrevocable voting proxy coupled with a pledge in favor of the Administrative Agent with respect to voting obligations set forth in Section 9.01(c).

(e) It is acknowledged and agreed that, in the event any new Class of Incremental Term Loans is created pursuant to Section 2.18, the limitations set forth herein with respect to ownership and voting rights of any Affiliated Lender shall be applicable, mutatis mutandis, with respect to the ownership of, or voting rights relating to, Incremental Term Loans of any such new Class.

SECTION 9.02 Notices, Etc.

(a) Addresses. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, faxed or delivered (or in the case of any Notice of Committed Borrowing, Notice of Swingline Borrowing or Notice of Competitive Bid Borrowing, emailed), as follows:

(i) if to Kraft Heinz, the Parent Borrower or any other Borrower:

c/o The Kraft Heinz Company

200 East Randolph Street

Chicago, Illinois 60601

~~One PPG Place~~

~~Pittsburgh, Pennsylvania 15222~~

Attention: Treasurer

Fax number: 412-456-5774;

with a copy to:

c/o The Kraft Heinz Company

200 East Randolph Street

Chicago, Illinois 60601

~~One PPG Place~~

~~Pittsburgh, Pennsylvania 15222~~

Attention: General Counsel

Fax number: 412-456-5774;

(ii) if to any other Lender, to it at its address (or fax number) set forth in its Administrative Questionnaire delivered to the Administrative Agent in connection herewith;

(iii) if to any Issuing Bank, to it at its address (or fax number) most recently specified by it in a notice delivered to the Administrative Agent and the Parent Borrower (or, in the absence of any such notice, to the address (or fax number) set forth in the Administrative Questionnaire of the Lender that is serving as such Issuing Bank or is an Affiliate thereof);

(iv) if to the Administrative Agent, as follows:

(A) if such notice relates to an Advance or Borrowing denominated in US Dollars, an Advance or Borrowing at the Canadian Prime Rate Advance or does not relate to any particular Advance, Borrowing or Letter of Credit, to JPMorgan Chase Bank, N.A., JPM Loan ~~and~~& Agency Services ~~Group~~, 500 Stanton Christiana Road, ~~3/Ops2~~NCC 5, 1st Floor, Newark, DE 19713-2107,

Attention of ~~Dina E. Scarfo~~Michelle Keesee (Fax number: 302-634-84~~2~~5~~0~~3; e-mail address: ~~dina.e.scarfo@chase.com), with a copy to JPMorgan Chase Bank, N.A., 500 Stanton Christiana Road, 3/Ops2, Newark, DE 19713, Attention of Emily Cousineau (Fax number: 302-634-4250; e-mail address: emily.cousineau~~michelle.keesee@chase.com);

(B) if such notice relates to an Advance or Borrowing denominated in Euro or Sterling or an Advance or Borrowing at the CDO Rate, to J.P. Morgan Europe Limited, Loans Agency 6th Floor, 25 Bank Street, Canary Wharf, London, E14 5JP United Kingdom, Attention of Loans Agency (Fax number: 44-207-777-2360; e-mail address: loan_and_agency_london@jpmorgan.com), with a copy to JPMorgan Chase Bank, N.A., JPM Loan & Agency Services, 500 Stanton Christiana Road, ~~3/Ops2~~NCC 5, 1st Floor, Newark, DE 19713-2107, Attention of ~~Dina E. Scarfo~~Michelle Keesee (Fax number: 302-634-84~~2~~5~~0~~ 3; e-mail address: ~~dina.e.scarfo~~michelle.keesee@chase.com); and

(C) if such notice relates to a Letter of Credit, to JPMorgan Chase Bank, N.A., 10420 Highland Manor Drive Floor 04, Mail Code FL3-2414, Tampa, FL 33610-9128, Attention of Letter of Credit Department (Fax number: 813-432-6337), with a copy to JPMorgan Chase Bank, N.A., 500 Stanton Christiana Road, 3/Ops2, Newark, DE 19713, Attention of Dina E. Scarfo (Fax number: 302-634-4250; e-mail address: dina.e.scarfo@chase.com);

or, as to Kraft Heinz, any Borrower or the Administrative Agent, at such other address (or fax number or e-mail) as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address (or fax number or e-mail) as shall be designated by such party in a written notice to the Parent Borrower and the Administrative Agent.

(b) Effectiveness of Notices. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; and notices sent by confirmed fax or e-mail shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications by the Administrative Agent to the Lenders and Issuing Banks hereunder may be delivered or furnished by electronic communications (including email and Internet and intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Delivery by facsimile or email of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

(c) Electronic Systems. Each Borrower agrees that the Agents may, but shall not be obligated to, make any Communication by posting such Communication on an Electronic System. Any Electronic System used by the Agents is provided “as is” and “as available”. None of the Agents or any of their affiliates warrants, or shall be deemed to warrant, the adequacy of any Electronic System and the Agents expressly disclaim liability for errors or omissions in the Communications. None of the Agents or any of their affiliates is responsible for approving or vetting the representatives or contacts of any Lender that are added to any Electronic System. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Agents or any of their affiliates in connection with the Communications or any Electronic System. In no event shall any Agent or any of its affiliates have any liability to Kraft Heinz, any Borrower, any Lender, any Issuing Bank, any Swingline Lender or any other Person for damages of any kind, including direct or indirect, special, incidental, consequential or punitive damages, losses or expenses (whether in tort, contract or otherwise) arising out of Kraft Heinz’s, any Borrower’s or any Agent’s transmission of Communications through an Electronic System, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of any Agent or any of its affiliates.

SECTION 9.03 No Waiver; Remedies. No failure on the part of any Lender, any Issuing Bank or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under the Holdco Guaranty Agreement or any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.04 Costs and Expenses.

(a) Administrative Agent; Enforcement. Each of Kraft Heinz and the Parent Borrower jointly and severally agrees to pay on demand (i) all reasonable costs and expenses in connection with the preparation, execution, delivery, administration (excluding any cost or expenses for administration related to the overhead of the Administrative Agent), modification and amendment of this Agreement, the Holdco Guaranty Agreement, the Notes and the documents to be delivered hereunder or thereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of a single counsel for the Agents with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement, the Holdco Guaranty Agreement or the Notes (which, insofar as such costs and expenses relate to the preparation, execution and delivery of this Agreement, the Holdco Guaranty Agreement and the Notes and the closing hereunder, shall be limited to the reasonable and documented fees and expenses of Cravath, Swaine & Moore LLP), (ii) all reasonable costs and expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all costs and expenses of the Lenders, the Issuing Banks and the Administrative Agent, if any (including, without limitation, reasonable fees and expenses of the Lenders, the Issuing Banks and the Administrative Agent for one primary counsel and one local counsel in each relevant jurisdiction), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement (including the Guaranty), the Holdco Guaranty Agreement, the Notes and the other documents to be delivered hereunder or thereunder.

(b) Prepayment of LIBO Rate Advances, EURIBO Rate Advances, CDO Rate Advances or Floating Rate Bid Advances. If any payment of principal of any LIBO Rate Advance, EURIBO Rate Advance, CDO Rate Advance or Floating Rate Bid Advance is made other than on the last day of the Interest Period for such Advance or at its maturity, as a result of a payment pursuant to Section 2.11, acceleration of the maturity of the Advances pursuant to Section 6.02, an assignment made as a result of a demand by the Parent Borrower pursuant to Section 9.07(a) or for any other reason, the Parent Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. Without prejudice to the survival of any other agreement of the Parent Borrower or any other Borrower hereunder, the agreements and obligations of Kraft Heinz, the Parent Borrower and each other Borrower contained in Sections 2.02(c), 2.05, 2.12, 2.15, 9.04(a), this Section 9.04(b) and Section 9.04(c) shall survive the payment in full of principal and interest hereunder.

(c) Indemnification. Each of Kraft Heinz and each Borrower jointly and severally agrees to indemnify and hold harmless each Agent, each Issuing Bank and each Lender, each of their respective affiliates and each of their and their respective affiliates’ control persons, directors, officers, employees, representatives, advisers, attorneys and agents (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel) which may be incurred by or asserted against any Indemnified Party, in each case in connection with or arising out of, or in connection with the preparation for or defense of, any investigation, litigation, or proceeding (i) relating to this Agreement, the Holdco Guaranty Agreement, the Notes or any of the other documents delivered hereunder or thereunder, the Advances, the Letters of Credit or any transaction or proposed transaction (whether or not consummated) in which any proceeds of any Borrowing or any Letter of Credit are applied or proposed to be applied, directly or indirectly, by any Borrower (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), whether or not such Indemnified Party is a party to such transaction, or (ii) relating to Kraft Heinz’s or any Borrower’s consummation of any transaction or proposed transaction contemplated hereby (whether or not consummated) or entering into this Agreement, the Holdco Guaranty Agreement or the Notes, or to any actions or omissions of Kraft Heinz, any Borrower, any of their respective Subsidiaries or affiliates or any of its or their respective officers, directors, employees or agents in connection therewith, in each case whether or not an Indemnified Party is a party thereto and whether or not such investigation, litigation or proceeding is brought by Kraft Heinz, any Borrower or any other Person; provided, however, that neither Kraft Heinz nor any Borrower shall be required to indemnify an Indemnified Party from or against any portion of such claims, damages, losses, liabilities or expenses that is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from (i) the gross negligence, bad faith or willful misconduct of such Indemnified Party, (ii) a dispute among the Lenders not arising out of acts or omissions of Kraft Heinz, any of the Borrowers or any of their respective Subsidiaries or affiliates (other than a dispute involving a claim against an Indemnified Party for its acts or omissions in its capacity as an arranger, bookrunner, agent or similar role in respect of the credit facilities evidenced by this Agreement, except, with respect to this clause (ii), to the extent such acts or omissions are determined by a court of competent jurisdiction by final and non-appealable judgment to have constituted the gross negligence, bad faith or willful misconduct of such Indemnified Party in such capacity) or (iii) such Indemnified Party’s material breach of this Agreement.

SECTION 9.05 Right of Set-Off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.02 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.02, each Lender is hereby authorized at any time and from time to time after providing written notice to the Administrative Agent of its intention to do so, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or any of its affiliates to or for the credit or the account of Kraft Heinz, the Parent Borrower or any other Borrower against any and all of the obligations of Kraft Heinz, the Parent Borrower or any other Borrower now or hereafter existing under this Agreement or the Holdco Guaranty Agreement, whether or not such Lender shall have made any demand under this Agreement or the Holdco Guaranty Agreement and although such obligations may be unmatured. Each Lender shall promptly notify Kraft Heinz or the appropriate Borrower and Administrative Agent after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its affiliates under this Section 9.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender and its affiliates may have.

SECTION 9.06 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of Kraft Heinz, the Borrowers, the Administrative Agent, each Lender and each Issuing Bank and their respective successors and assigns, except that, other than in accordance with Section 5.02(b), neither Kraft Heinz nor any Borrower shall have the right to assign its rights or obligations hereunder, any Notes or the Holdco Guaranty Agreement, or any interest herein or therein, without the prior written consent of each of the Lenders.

SECTION 9.07 Assignments and Participations.

(a) Assignment of Lender Obligations. Each Lender may assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments of any Class and the Pro Rata Advances, Competitive Bid Advances or Term Loans owing to it), subject to the following:

(i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than, except in the case of an assignment made pursuant to Section 9.07(h), any Competitive Bid Advances owing to such Lender or any Competitive Bid Notes held by it), provided that this clause (i) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Advances;

(ii) the amount of the Commitment or Advances of any Class of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event, other than with respect to assignments to other Lenders, or affiliates of Lenders or an assignment of the entire remaining amount, be less than US$10,000,000, subject in each case to reduction at the sole discretion of the Parent Borrower, and shall be an integral multiple of US$1,000,000;

(iii) each such assignment shall be to an Eligible Assignee; provided that if such Eligible Assignee is an Affiliated Lender, (A) such assignment may only be an assignment of Term Loans (and not of Revolving Commitments, Pro Rata Advances or Competitive Bid Advances) and (B) after giving effect thereto, the Affiliated Lender Limitation shall be satisfied;

(iv) each such assignment shall require the prior written consent of (x) the Administrative Agent, (y) in the case of any assignment of all or a portion of a Revolving Commitment or any Lender’s obligations in respect of its Letter of Credit Exposure or its Swingline Exposure, each Issuing Bank and each Swingline Lender, as applicable, and (z) unless an Event of Default under Section 6.01(a) or 6.01(e) has occurred and is continuing, the Parent Borrower (such consents not to be unreasonably withheld or delayed and such consents by the Parent Borrower shall be deemed to be given if no objection is received by the assigning Lender and the Administrative Agent from the Parent Borrower within ten Business Days after notice of such proposed assignment has been delivered to the Parent Borrower); provided, that no consent of the Administrative Agent or the Parent Borrower shall be required for (1) in the case of any assignment of all or a portion of a Revolving Commitment or any Lender’s Pro Rata Advances or obligations in respect of its Letter of Credit Exposure or Swingline Exposure, an assignment to another Revolving Lender or an affiliate of a Revolving Lender or (2) in the case of any assignment of all or a portion of a Term Commitment or any Term Loan, an assignment to another Lender or an affiliate of a Lender; and

(v) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of US$3,500 (unless such assignment is made to an affiliate of the transferring Lender), provided, that, if such assignment is made pursuant to Section 9.07(h), the Parent Borrower shall pay or cause to be paid such US$3,500 fee.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than those provided under Section 9.04 and, with respect to the period during which it is a Lender, Sections 2.05, 2.12 and 2.15) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto), other than Section 9.12.

(b) Assignment and Acceptance. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the Holdco Guaranty Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Holdco Guaranty Agreement or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Kraft Heinz or any Borrower or the performance or observance by Kraft Heinz or any Borrower of any of its obligations under this Agreement or the Holdco Guaranty Agreement or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Agreement and the Holdco Guaranty Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or the Holdco Guaranty Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee represents that (A) the source of any funds it is using to acquire the assigning Lender’s interest or to make any Advance is not and will not be plan assets as defined under the regulations of the Department of Labor of any plan subject to Title I of ERISA or Section 4975 of the Internal Revenue Code or (B) the assignment or Advance is not and will not be a non-exempt prohibited transaction as defined in Section 406 of ERISA; (vii) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; (viii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender, (ix) in the case of such assignee that is an Affiliated Lender, such assignee represents and warrants that the Affiliated Lender Limitation shall be satisfied as of the effective date of such assignment after giving effect thereto (x) in the case of any assignee that is an Affiliated Lender, in the event such assignee becomes aware that the Affiliate Lender Limitation has been exceeded, it shall promptly notify the Administrative Agent thereof and shall, in coordination with the other Lenders that are Affiliated Lenders, promptly take such steps (including assignment and transfer of Term Loans) as shall be required to eliminate such excess), and (xi) in the case of any assignee that is an Affiliated Lender, such assignee has disclosed to the assignor Lender (and, in the case of any assignments and transfers that shall have been intermediated by a third party, to the original assignor Lender in respect thereof) that it is an Affiliated Lender. It is understood and agreed that the Administrative Agent and each assignor Lender shall be entitled to rely, and shall incur no liability for relying, upon the representations and warranties of an assignee that is an Affiliated Lender set forth in this Section and in the applicable Assignment and Acceptance.

(c) Agent’s Acceptance. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Pro Rata Note or Term Note subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Parent Borrower.

(d) Register. The Administrative Agent, acting for this purpose as a non-fiduciary agent of Kraft Heinz and the Borrowers, shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Kraft Heinz, the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Kraft Heinz, any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(e) Sale of Participation. Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment of any Class, the Advances of any Class owing to it and any Note or Notes held by it), subject to the following:

(i) such Lender’s obligations under this Agreement (including, without limitation, its Commitment to the Parent Borrower hereunder) shall remain unchanged,

(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,

(iii) Kraft Heinz, the Parent Borrower, the other Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement,

(iv) each participant shall be entitled to the benefits of Sections 2.12 and 2.15 (subject to the limitations and requirements of those Sections, including the requirements to provide forms and/or certificates pursuant to Section 2.15(e), 2.15(f) or 2.15(g)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (e) of this Section,

(v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or the Holdco Guaranty Agreement, or any consent to any departure by Kraft Heinz or any Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation,

(vi) a participant shall not be entitled to receive any greater payment under Sections 2.12 and 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the Parent Borrower’s or the relevant other Borrower’s prior written consent (not to be unreasonably withheld or delayed), and

(vii) notwithstanding anything in this Section 9.07 to the contrary, any bank or other lending institution that is a member of the Farm Credit System that (A) has purchased a participation in any Term Loan in the minimum amount of US$10,000,000 on or after the Closing Date, (B) is, by written notice to the Parent Borrower and the Administrative Agent (“Voting Participant Notification”), designated by the selling Term Lender as being entitled to be accorded the rights of a Voting Participant hereunder (any bank or other lending institution that is a member of the Farm Credit System so designated being called a “Voting Participant”) and (C) receives the prior written consent of (x) the Administrative Agent and (y) unless an Event of Default under Section 6.01(a) or 6.01(e) has occurred and is continuing, the Parent Borrower (such consents not to be unreasonably withheld or delayed and such consent by the Parent Borrower shall be deemed given if no objection is received by the selling Term Lender and the Administrative Agent from the Parent Borrower within ten Business Days after notice of such proposed sale has been delivered to the Parent Borrower) to become a Voting Participant shall be entitled to vote (and the voting rights of the selling Term Lender shall be correspondingly reduced), on a dollar for dollar basis, as if such participant were a Term Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action. To be effective, each Voting Participant Notification shall, with respect to any Voting Participant, (1) state the full name, as well as all contact information required of an assignee as set forth in Exhibit C hereto and (2) state the dollar amount of the participation purchased. The Parent Borrower and the Administrative Agent shall be entitled to conclusively rely on information contained in notices delivered pursuant to this clause (vii). Notwithstanding the foregoing, each bank or other lending institution that is a member of the Farm Credit System designated as a Voting Participant in Schedule III hereto shall be a Voting Participant without delivery of a Voting Participant Notification and without the prior written consent of the Parent Borrower and the Administrative Agent.

Each Lender that sells a participation shall maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Advances, Letters of Credit or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Without limiting or expanding any Lender’s obligations under Section 2.15(e), no Lender shall have any obligation to disclose all or any portion of a Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Advances, or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Commitment, Advance, or other obligation is in registered form under Section 5f.103(c) of the United States Treasury Regulations or, if different, under Sections 871(h) or 881(c) of the Code.

(f) Disclosure of Information. Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to Kraft Heinz or any Borrower furnished to such Lender by or on behalf of Kraft Heinz or any Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to Kraft Heinz, any Borrower or any of their respective Subsidiaries received by it from such Lender.

(g) Security Interest. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Note or Notes held by it) in favor of any Federal Reserve Bank or central bank performing similar functions in accordance with applicable law.

(h) Replacement of Lenders. In the event that (i) any Lender shall have delivered a notice pursuant to Section 2.13, (ii) any Borrower shall be required to make additional payments to or for the account of any Lender under Section 2.12 or 2.15, (iii) any Lender (a “Non-Consenting Lender”) shall withhold its consent to any amendment that requires the consent of all the Lenders (or all Lenders of any Class) and that has been consented to by the Required Lenders (or a Majority in Interest of the Lenders of such Class), (iv) any Lender shall become a Defaulting Lender or (v) the Parent Borrower shall have identified existing Lenders or New Lenders to assume the Revolving Commitments of any Non-Extending Lender in accordance with Section 2.10(b), the Parent Borrower shall have the right, at its own expense, upon notice to such Lender and the Administrative Agent, (A) except in the case of clause (v), to terminate the Commitment of the applicable Class of such Lender or (B) to require such Lender to transfer and assign at par and without recourse (in accordance with and subject to the restrictions contained in Section 9.07) all its interests, rights and obligations under this Agreement (or all its interests, rights and obligations of the applicable Class) to one or more other Eligible Assignees acceptable to the Parent Borrower and approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) (and, if a Revolving Commitment ~~or~~, Letter of Credit Exposure or Swingline Exposure is being assigned, each Issuing Bank~~)~~ and each Swingline Lender, as applicable), which shall assume such obligations; provided, that (x) in the case of any replacement of a Non-Consenting Lender, each assignee shall have consented to the relevant amendment, (y) no such termination or assignment shall conflict with any law or any rule, regulation or order of any Governmental Authority and (z) the Borrowers or the assignee (or assignees), as the case may be, shall pay to each affected Lender in immediately available funds on the date of such termination or assignment the principal of and interest accrued to the date of payment on the Advances and funded participations in Letter of Credit Disbursements made by it hereunder and all other amounts accrued for its account or owed to it hereunder. The Parent Borrower will not have the right to terminate any Commitment of any Lender, or to require any Lender to assign its rights and interests hereunder, if, prior to such termination or assignment, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Parent Borrower to require such termination or assignment cease to apply. Each Lender agrees that, if the Parent Borrower elects to replace such Lender in accordance with this Section 9.07, it shall promptly execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence the assignment and shall deliver to the

Administrative Agent any Note (if Notes have been issued in respect of such Lender’s Advances) subject to such Assignment and Acceptance; provided that the failure of any such Lender to execute an Assignment and Acceptance shall not render such assignment invalid and such assignment shall be recorded in the Register.

(i) Bank of America Merrill Lynch International Limited is a designated Affiliate of Bank of America, N.A. for the purpose of lending to certain Designated Subsidiaries. Any reference to “Bank of America Merrill Lynch International Limited” is a reference to its successor in title Bank of America Merrill Lynch International Designated Activity Company (including, without limitation, its branches) pursuant to and with effect from the merger between Bank of America Merrill Lynch International Limited and Bank of America Merrill Lynch International Designated Activity Company that takes effect in accordance with Chapter II, Title II of Directive (EU) 2017/1132 (which repeals and codifies the Cross-Border Mergers Directive (2005/56/EC)), as implemented in the United Kingdom and Ireland. Notwithstanding anything to the contrary in this Agreement, a transfer of rights and obligations from Bank of America Merrill Lynch International Limited to Bank of America Merrill Lynch International Designated Activity Company pursuant to such merger shall be permitted.

SECTION 9.08 Designated Subsidiaries.

(a) Designation. The Parent Borrower may at any time, and from time to time after the Closing Date, by delivery to the Administrative Agent of a Designation Agreement duly executed by the Parent Borrower and the respective Subsidiary and substantially in the form of Exhibit D hereto, designate any wholly-owned Subsidiary as a “Designated Subsidiary” for purposes of this Agreement and such Subsidiary shall thereupon become a “Designated Subsidiary” for purposes of this Agreement and, as such, shall have all of the rights and obligations of a Borrower hereunder. The Administrative Agent shall promptly notify each Lender of each such designation by the Parent Borrower and the identity of the respective Subsidiary.

Notwithstanding the foregoing, (a) no Lender or Issuing Bank shall be required to make Advances to, or issue Letters of Credit for, a Designated Subsidiary in the event that the making of such Advances or issuance of such Letters of Credit would or could reasonably be expected to breach, violate or otherwise be inconsistent with any internal policy (other than with respect to Designated Subsidiaries formed under the laws of any nation that is a member of the Organization for Economic Cooperation and Development as of the date hereof), law or regulation to which such Lender or Issuing Bank is, or would be upon the making of such Advance or issuance of such Letters of Credit, subject and (b) no Term Lender shall be required to make any Term Loan to a Designated Subsidiary. In addition, each Lender shall have the right to make any Advances to any Designated Subsidiary that is a Foreign Subsidiary of the Parent Borrower through an affiliate or non-U.S. branch of such Lender designated by such Lender at its sole option; provided such designation and Advance does not, in and of itself, subject the Borrowers to greater costs pursuant to Section 2.12 or 2.15 than would have been payable if such Lender made such Advance directly.

(b) Termination. Upon the payment and performance in full of all of the indebtedness, liabilities and obligations under this Agreement of any Designated Subsidiary (and no Letter of Credit issued for the account of such Designated Subsidiary being outstanding) then, so long as at the time no Notice of Committed Borrowing, Notice of Swingline Borrowing or Notice of Competitive Bid Borrowing in respect of such Designated Subsidiary is outstanding, such Subsidiary’s status as a “Designated Subsidiary” shall terminate upon notice to such effect from the Administrative Agent to the Lenders (which notice the Administrative Agent shall give promptly, upon and only upon its receipt of a request therefor from the Parent Borrower). Thereafter, the Lenders shall be under no further obligation to make any Advance to, ~~and~~ the Issuing Banks shall be under no further obligation to issue or extend Letters of Credit and the Swingline Lenders shall be under no further obligation to make Swingline Advances for the account of, such former Designated Subsidiary until such time as it has been redesignated a Designated Subsidiary by the Parent Borrower pursuant to Section 9.08(a).

SECTION 9.09 Governing Law. THIS AGREEMENT, THE HOLDCO GUARANTY AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES.

SECTION 9.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or email shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.11 Jurisdiction, Etc.

(a) Submission to Jurisdiction; Service of Process. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the ~~exclusive~~ jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Holdco Guaranty Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined exclusively in such ~~New York State or, to the extent permitted by law, in such Federal court~~United States District Court or, if that court does not have subject matter jurisdiction, such Supreme Court; provided that, notwithstanding the foregoing, each of the parties hereto shall retain the right to bring any such action or proceeding in the courts of any other jurisdiction in connection with the enforcement of any judgment. Each of the Designated Subsidiaries hereby agrees that service of process in any such action or proceeding brought in any such court may be made upon the process agent appointed pursuant to Section 9.11(b) (the “Process Agent”) and each Designated Subsidiary hereby irrevocably appoints the Process Agent as its authorized agent to accept such service of process, and agrees that the failure of the Process Agent to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. Each of Kraft Heinz and the Borrowers further irrevocably consents to the service of process in any such action or proceeding in any such court by the mailing thereof by any parties hereto by registered or certified mail, postage prepaid, to Kraft Heinz or such Borrower, as applicable, at its address specified pursuant to Section 9.02. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement, the Holdco Guaranty Agreement or any Note shall affect any right that any party may otherwise have to serve legal process in any other manner permitted by law.

(b) Appointment of Process Agent. Each of the Designated Subsidiaries hereby appoints Kraft Heinz, and Kraft Heinz hereby accepts such appointment, as its process agent from the Closing Date through the repayment in full of all Obligations, the termination of all the Commitments and the reduction of Letter of Credit Exposure to zero (i) to receive, accept and acknowledge on behalf of such Designated Subsidiary and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding arising out of or relating to this Agreement and (ii) to forward forthwith to such Designated Subsidiary at its addresses copies of any summons, complaint and other process which the Process Agent receives in connection with its appointment. Such service may be made by mailing or delivering a copy of such process to any Designated Subsidiary in care of Kraft Heinz at Kraft Heinz’s address used for purposes of giving notices under Section 9.02, and each Designated Subsidiary hereby irrevocably authorizes and directs Kraft Heinz to accept such service on its behalf.

(c) Waivers.

(i) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Holdco Guaranty Agreement or the Notes in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(ii) To the extent permitted by applicable law, each of Kraft Heinz, the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall not assert and hereby waives, any claim against any other party hereto or any of their respective affiliates or any other Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to this Agreement, the Holdco Guaranty Agreement, the Notes or any related document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Advance or Letter of Credit or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each of the parties hereto hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. For the avoidance of doubt, the waiver of claims for such damages against each of Kraft Heinz and the Borrowers shall not limit the indemnity obligations set forth in Section 9.04(c). No Indemnified Party shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement, the Holdco Guaranty Agreement or the transactions contemplated hereby or thereby.

(iii) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AGREEMENT, THE HOLDCO GUARANTY AGREEMENT OR THE NOTES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, THE HOLDCO GUARANTY AGREEMENT AND THE NOTES AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9.11(C) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO, TO THE HOLDCO GUARANTY AGREEMENT OR ANY NOTE OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE ADVANCES MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(iv) In the event any Designated Subsidiary or any of its assets has or hereafter acquires, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement, the Notes, the Designation Agreement or any related document, any immunity from jurisdiction, legal proceedings, attachment (whether before or after judgment), execution, judgment or setoff, such Designated Subsidiary hereby irrevocably agrees not to claim and hereby irrevocably and unconditionally waives such immunity.

SECTION 9.12 Confidentiality. None of the Agents, the Issuing Banks nor any Lender shall disclose any confidential information relating to Kraft Heinz, the Parent Borrower or any other Borrower to any other Person without the consent of the Parent Borrower, other than (a) to such Agent’s, Issuing Bank’s or such Lender’s affiliates and their officers, directors, employees, agents and advisors and, as contemplated by Section 9.07(f), to actual or prospective assignees and participants, and then, in each such case, only on a confidential basis; provided, however, that such actual or prospective assignee or participant shall have been made aware of this Section 9.12 and shall have agreed to be bound by confidentiality provisions at least as restrictive as the provisions hereof, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking or other financial institutions, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement, the Holdco Guaranty Agreement or any related document or any suit, action or proceeding relating to this Agreement, the Holdco Guaranty Agreement or any related document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.12, any actual or prospective party (and its advisors) to any swap, derivative, or other transaction under which payments are to be made by reference to Kraft Heinz or any Borrower and their respective obligations, this Agreement or payments hereunder and (g) to the extent such information becomes publicly available other than as a result of a breach of this Section 9.12 .

SECTION 9.13 Integration. This Agreement, the Holdco Guaranty Agreement, the Notes and each Designation Agreement represent the agreement of Kraft Heinz, the Parent Borrower, the other Borrowers, the Administrative Agent, the Issuing Banks and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by Kraft Heinz, the Parent Borrower, the other Borrowers, the Administrative Agent, any Issuing Bank, or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Holdco Guaranty Agreement, the Notes or the Designation Agreements other than the matters referred to in Sections 2.09(b) and 9.04(a), the Commitment Letter, the JPM Fee Letter, ~~CoBank Fee Letter~~ and any other fee letters entered into among the Parent Borrower and the Revolving Joint Lead Arrangers, if any, and except for any confidentiality agreements entered into by Lenders in connection with this Agreement or the transactions contemplated hereby.

SECTION 9.14 USA Patriot Act Notice. The Administrative Agent and each Lender hereby notifies the Borrowers and Kraft Heinz that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrowers and Kraft Heinz, which information includes the name and address of each Borrower and Kraft Heinz and other information that will allow such Lender to identify each Borrower and Kraft Heinz in accordance with the Patriot Act.

SECTION 9.15 Conversion of Currencies.

(a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder or under the Holdco Guaranty Agreement in one currency into another currency, each party hereto (including Kraft Heinz and each Borrower) agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b) The obligations of Kraft Heinz and each Borrower in respect of any sum due to any party hereto or under the Holdco Guaranty Agreement or any holder of the obligations owing hereunder or under the Holdco Guaranty Agreement (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder or under the Holdco Guaranty Agreement (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, Kraft Heinz and such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss.

SECTION 9.16 No Fiduciary Relationship. Kraft Heinz and each Borrower, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, Kraft Heinz, the Borrowers and their Subsidiaries, on the one hand, and the Agents, the Lenders, the Issuing Banks and their affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Agents, the Lenders, the Issuing Banks or their affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. Each Agent, each Lender, each Issuing Bank and their respective affiliates may have economic interests that conflict with those of the Kraft Heinz, the Borrowers, their equityholders and/or their affiliates.

SECTION 9.17 Non-Public Information. Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by Kraft Heinz or the Borrowers or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrowers and the Agents that (a) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (b) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

SECTION 9.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any related agreement, arrangement or understanding among the parties hereto (collectively, the “Credit Documents”), each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the ~~write-down~~Write-Down and ~~c~~Conversion ~~p~~Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the ~~write-down~~Write-Down and ~~c~~Conversion ~~p~~Powers of any EEA Resolution Authority.

EXHIBIT A-4 TO

CREDIT AGREEMENT

FORM OF SWINGLINE NOTE

Dated:             , 20

€

FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a                     [corporation/limited liability company] (the “Borrower”), HEREBY PROMISES TO PAY to                     (the “Swingline Lender”) or its registered assigns for the account of its Applicable Lending Office on                     , 20        (or, if earlier, the date such repayment is required pursuant to Section 2.22 of the Credit Agreement referred to below), the lesser of the principal sum of [                    ] (€[                    ]) and the aggregate unpaid principal amount of all Swingline Advances made by the Swingline Lender to the Borrower pursuant to the Credit Agreement dated as of July 6, 2015, as amended, among The Kraft Heinz Company, Kraft Heinz Foods Company, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Europe Limited, as London agent (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein are being used as defined in the Credit Agreement.

The Borrower promises to pay interest on the unpaid principal amount of each Swingline Advance evidenced hereby from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date provided in Section 2.22 of the Credit Agreement.

This Note is one of the Swingline Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

This Note shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to choice of law doctrines.

[NAME OF BORROWER]

By:
Name:
Title:

EXHIBIT D

TO CREDIT AGREEMENT

FORM OF DESIGNATION AGREEMENT

JPMorgan Chase Bank, N.A.

Loan & Agency Services

500 Stanton Christiana Road, NCC 5, 1st Floor

Newark, DE 19713-2107

Attention: Michelle Keesee

Fax No. (302) 634-8453

michelle.keesee@chase.com

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of July 6, 2015, as amended, among The Kraft Heinz Company, Kraft Heinz Foods Company, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Europe Limited, as London agent (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein are being used as therein defined.

Please be advised that the Parent Borrower hereby designates its wholly owned Subsidiary, [Name of Subsidiary], a [            ] [corporation] (the “Designated Subsidiary”), as a “Designated Subsidiary” under and for all purposes of the Credit Agreement.

The Designated Subsidiary, in consideration of each Lender’s and each Issuing Bank’s agreement to extend credit to it under and on the terms and conditions set forth in the Credit Agreement, does hereby assume each of the obligations imposed upon a “Designated Subsidiary” and/or a “Borrower” under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement as if it were a signatory thereto. In furtherance of the foregoing, the Designated Subsidiary hereby represents and warrants to each Lender and each Issuing Bank as follows:

(a) The Designated Subsidiary is a [corporation] duly organized, validly existing and in good standing under the laws of                     .

(b) The execution and delivery by the Designated Subsidiary of this Designation Agreement and the Notes, if any, to be delivered by it, and the performance by the Designated Subsidiary of its obligations under this Designation Agreement, any such Notes and the Credit Agreement, are within the Designated Subsidiary’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action and do not contravene (i) the Designated Subsidiary’s [charter or by-laws] or (ii) in any material respect, any law, rule, regulation or any order of any court or Governmental Authority or any material contractual restriction binding on or affecting it.

(c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution and delivery by the Designated Subsidiary of this Designation Agreement or the Notes, if any, to be delivered by it or the performance by the Designated Subsidiary of its obligations under this Designation Agreement, any such Notes and the Credit Agreement.

(d) Each of this Designation Agreement and the Notes, if any, to be delivered by the Designated Subsidiary have been or when delivered will be duly executed and delivered by the Designated Subsidiary, and each of this Designation Agreement and the Credit Agreement is, and the Notes, if any, to be delivered by the Designated Subsidiary when delivered will be, legal, valid and binding obligations of the Designated Subsidiary. enforceable against the Designated Subsidiary in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to the effect of general principles of equity (regardless of whether such enforceability is sought in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e) There is no pending or threatened action or proceeding affecting the Designated Subsidiary or any of its Subsidiaries before any court, governmental agency or arbitrator that purports to affect the legality, validity or enforceability of this Designation Agreement, the Credit Agreement or any Note of the Designated Subsidiary.

(f) [The information set forth in the certification regarding beneficial ownership, as required by 31 C.F.R. § 1010.230 (the “Beneficial Ownership Certification”) and delivered to the Administrative Agent on or before the date hereof, is true and correct in all respects.]1

This Designation Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to choice of law doctrines.

Very truly yours,

KRAFT HEINZ FOODS COMPANY

By:
Name:
Title:

[1]	To be inserted if the Designated Subsidiary qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230.

[DESIGNATED SUBSIDIARY]

By:
Name:
Title:

EXHIBIT G

TO CREDIT AGREEMENT

FORM OF NOTICE OF SWINGLINE BORROWING

[Swingline Lender]

[Address]

Attention: [            ]

Fax No. [            ]

[email]

J.P. Morgan Europe Limited

Loans Agency, 6th Floor

25 Bank Street

Canary Wharf

London E14 5JP

United Kingdom

Attention: Loan Agency

Fax No. 44-207-777-2360

Loan_and_agency_London@jpmorgan.com

with a copy to:

JPMorgan Chase Bank, N.A.

Loan & Agency Services

500 Stanton Christiana Road, NCC 5, 1st Floor

Newark, DE 19713-2107

Attention: Michelle Keesee

Fax No. (302) 634-8453

michelle.keesee@chase.com

[Date]

Ladies and Gentlemen:

[NAME OF BORROWER], a [            ] corporation (the “Borrower”), refers to the Credit Agreement dated as of July 6, 2015, as amended, among The Kraft Heinz Company, Kraft Heinz Foods Company, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Europe Limited, as London agent (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein are being used as therein defined.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.22(b) of the Credit Agreement that the Borrower hereby requests a Swingline Advance under the Credit Agreement, and in that connection sets forth the terms on which such Swingline Advance (the “Proposed Swingline Advance”) is requested to be made:

(a) Date of Proposed Swingline Advance:

(b) Amount of Proposed Swingline Advance:

(c) Borrower’s account location and number:

The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Swingline Advance:

(a) [(i)] the representations and warranties contained in Section 4.01 of the Credit Agreement (except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f) thereof (other than clause (i) thereof)) are correct in all material respects, before and after giving effect to the Proposed Swingline Advance and to the application of the proceeds therefrom, as though made on and as of the date hereof and on and as of the date of the Proposed Swingline Advance[; and (ii) the representations and warranties of the Borrower contained in its Designation Agreement are correct in all material respects, before and after giving effect to the Proposed Swingline Advance and to the application of the proceeds therefrom, as though made on and as of the date hereof;]2

(b) before and after giving effect to the application of the proceeds of all Borrowings on the date of the Proposed Swingline Advance (together with any other resources of the Borrower applied together therewith), no event has occurred and is continuing, or would result from the Proposed Swingline Advance, that constitutes a Default or Event of Default; and

(c) the aggregate principal amount of the Proposed Swingline Advance, and all other Borrowings to be made on the same day under the Credit Agreement, will not result in (i) the aggregate outstanding principal amount of the Swingline Advances of the Swingline Lender exceeding its Swingline Commitment, (ii) the Revolving Credit Exposure of any Revolving Lender exceeding the Revolving Commitment of such Revolving Lender or (iii) the sum of the Aggregate Revolving Credit Exposure and the Aggregate Competitive Bid Exposure exceeding the aggregate amount of the Revolving Commitments of the Revolving Lenders.

[2]	To be included when the Proposed Swingline Advance is to be made to a Designated Subsidiary.

The undersigned hereby confirms that the Proposed Swingline Advance is to be made available to it in accordance with Section 2.22(b) of the Credit Agreement.

Very truly yours,

[NAME OF BORROWER]

By:
Name:
Title: